united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of Registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

CT Corporation System

1300 East Ninth Street, Cleveland, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/19

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst Hedged Commodity Strategy Fund
(CFHAX, CFHCX, CFHIX)
Catalyst Hedged Futures Strategy Fund
(HFXAX, HFXCX, HFXIX)
Catalyst Systematic Alpha Fund
(ATRAX, ATRCX, ATRFX)
Catalyst Multi Strategy Fund
(ACXAX, ACXCX, ACXIX)
Catalyst/Exceed Defined Risk Fund
(CLPAX, CLPCX, CLPFX)
Catalyst/Millburn Hedge Strategy Fund
(MBXAX, MBXCX, MBXIX)
Catalyst/Exceed Defined Shield Fund
(SHIEX, SHINX, SHIIX)

June 30, 2019

Mutual Fund Series Trust

Beginning January 1, 2021, the Fund intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Fund’s website, www.catalystmf.com rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 1-866- 447-4228. Your election to receive reports in paper will apply to all funds held within the fund complex.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary or, if you are a direct shareholder, by calling the Fund at 1-866-447-4228. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

CATALYST FUNDS

ANNUAL REPORT

TABLE OF CONTENTS

Investment Review	Page 1
Portfolios of Investments	Page 30
Statements of Assets and Liabilities	Page 52
Statements of Operations	Page 54
Statements of Changes in Net Assets	Page 56
Financial Highlights	Page 60
Notes to Financial Statements	Page 74
Auditors Opinion	Page 94
Supplemental Information	Page 96
Trustees Table	Page 108
Expense Example	Page 111
Privacy Notice	Page 112

June 30, 2019

Catalyst Hedged Commodity Strategy Fund (CFHAX, CFHCX, CFHIX)

(Unaudited)

Dear Fellow Shareholders,

The Catalyst Hedged Commodity Strategy Fund (“the Fund”) launched on September 30, 2015 with the goal of earning consistent returns from options strategies that are structured to profit across a broad range of market and volatility environments, while maintaining a relatively low sensitivity to the directional price movements of the underlying commodities. Returns have been the following for Class I shares: For the prior fiscal year, the 1-year return is 2.40% (Class I) and since inception return is 3.51% (Class I) with a standard deviation of 8.41%.

	Fiscal Year	Since Inception
	(06/30/18-06/30/19)	(09/30/2015-06/30/19)
Class A without sales charge	2.11%	3.24%
Class A with sales charge	-3.80%	1.62%
Class C	1.41%	2.50%
Class I	2.40%	3.51%
Bloomberg Commodity Index TR1	-6.75%	-1.40%
S&P 500 Total Return Index[2]	10.42%	14.39%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Regarding calendar year 2018, the Fund was ranked #1 in Morningstar and was the only Broad Basket Commodity Fund to have a positive return during 2018 with a +0.45% “I” share return. The current negative correlation with the S&P 500 Total Return Index is -0.29. Since the Fund’s inception in Sept. 2015, the S&P 500 Total Return Index has recorded 9 negative months. Of the 9, CFHIX was positive 7 months; however, during the two down months, the Fund still outperformed the S&P Index by +1.47% (Jan & Feb ’16).

The Fund earns its return from investing in options in three sectors: energy, metals, and agriculture. The Fund takes options positions within those sectors in three primary markets that have relative high option volume: crude oil, gold, and corn. The Fund seeks to earn a return by taking advantage of options’ defined risk characteristics to construct favorable risk/return profiles along both price and volatility dimensions. Investment decisions are driven by multiple factors including the overall absolute level of volatility in each market, technical & fundamental analysis, and seasonality. Because options pricing is highly dependent on volatility and because the Fund’s decisions are driven by volatility behavior, Fund performance is sensitive to the prevailing level of volatility in the three underlying commodities. During periods of sustained, high volatility, the Fund sees greater opportunity for return than during periods of low volatility. Favorable risk to return trades can also be built seeking gains if prices end within a price range at expiration, even in times of low volatility. The Fund’s overall strategy hedges positions and focuses on absolute return.

The strategy addresses headwinds that commodity funds using futures contracts face. Also, the Fund’s strategy is not dependent on price prediction or trending markets. Rather than being long only, indexing to a benchmark, or using price prediction, this strategy builds profit ranges within option expiration months. Preferred risk-to-reward profit ranges are built within option expiration months (therefore a maximum of 3 expirations per month, one per commodity of oil, gold and corn). Typically, the higher the absolute level of volatility, the wider the profit range can be built. The objective is that at option expiration, price ends within the profit range and/or volatility expands or contracts to benefit the types of option trades positioned within the portfolio. If price ends within the target range, profits are booked, and if not, losses are taken. Then, the next month comes into focus. Occasionally, options will be extended into another month if a preferred risk-reward trade-off is present. Positions can be removed/adjusted earlier than option expiration date. This more typically occurs when there is volatility expansion or contraction. Using options that expire, rather than futures that have to be “rolled” to continue the position, reduces costs of the negative roll yield that futures trading faces when markets have price contango. A second factor that is recognized within the strategy is that commodity prices oscillate (move up and down) over time more than equities which have a long-term curve from lower left to upper right. It is not uncommon that when some commodity prices get to high, substitutes come in, and if too low, subsidies come in. Therefore, a long-term hold view on commodities can have large fluctuations and potential price caps and floors. The strategy takes this view into consideration as the commodities the strategy trades do have seasonal tendencies. By having an active and dynamic management approach using options, the Fund has the ability to have positive returns over the long term independent not only from commodity & equity indexes but also the individual commodities themselves.

The Fund typically enters positions that can potentially profit from: a controlled market advance or decline, from volatility expansions or contractions, from opportunities presenting in the term structure of volatility curve and trading price contango/backwardation differences. Positioning in option structures that have profit potential during a flat market or lower volatility are also employed. The strategy segments absolute volatility levels in each market, and then specific option strategies are implemented based on the current level of volatility. As volatility changes, positions can be adjusted, and option structures can be entered or exited. Seasonality plays a factor as well, particularly in the corn market and to lesser extents in the oil and gold markets. These seasonal tendencies can help guide in determining trade placement. The Fund also benefits from its ability to diversify positions across three generally independent markets, with little correlations between each other. The Fund’s primary risk lies in “outlier” moves where markets move rapidly after positions are first entered; when markets have a parabolic move in either direction; when markets lack ebb and flow when trending; when large or extended price moves are not accompanied by moves in volatility; and in the rare occasion when all three markets move against the portfolio positions concurrently.

Fiscal Year 2019 brought wide price and volatility ranges in oil, extremely low volatility levels in gold, and rapid volatility and price swings in corn. FY 19’s return was 2.40% (I share). It achieved this with a lower standard deviation than the Commodity Broad Basket Index, than each of the commodities that the Fund trades, and also the S&P 500 Index.

Reviewing each commodity separately:

Oil – Volatility ranged from extremely low in late summer ’18 to very high readings in Nov. & Dec. A price decline of 45% in 3 months accompanied the volatility move. Profit ranges were built below the market during the price decline; however, price fell rapidly, and profit made on the positions was more attributed to the volatility expansion rather the price move alone. The brisk price recovery gained 27% in 6 weeks. Quick price movements with sharp prices spikes (up or down) are less than ideal for the strategy; however, even with the rapid price moves, the higher volatility allowed preferred trade placement later in the year. Positions were entered building wide profit ranges. These positions are meant to mature over time, and some gains have already occurred. Currently, oil volatility is mid-level and price backwardation is present between months later in the year into next year. The price difference between months has allowed preferred risk-to-reward trades. The portfolio should benefit from a normalization of the price curve, volatility to remain elevated or rise, and/or price not achieving new highs throughout the end of calendar year 2019.

Gold – The gold decline that started in April ’18 reversed after mid-Aug ’18. This decline attributed to the drawdown in the portfolio. Gold’s advance continued through Feb ’19, with only a brief expansion in volatility. Gold’s ($ GVZ) volatility index recorded its lowest readings in early 2019 since the index’s inception in 2010. After the Feb. peak, gold declined quickly and range traded again until late May, when a strong, rapid advance started which was accompanied by higher volatility. Due to the extremely low volatility levels seen earlier in the year, and gold’s seasonal tendencies not aligning leading into summer, a minimal gold position was in the portfolio. Some gold profits were booked. Gold’s volatility has remained elevated since the advance and profit ranges continue to be built into late 2019 months.

Corn – Corn prices and volatility declined into the end of summer ’18 and then range traded through Feb ’19. The portfolio was lighter than typical during the end of ’18 and early ’19, mostly due to the government shutdown. There are specific reports that help guide positions. However, with the government shutdown, the reports were not released. When positions were added, seasonal trades were in the portfolio for corn to advance in price and/or volatility into the summer months. Instead, from mid-March through Mid-May, corn prices were erratic with delayed planting and weather-related events. Prices overall declined and managed funds took a record short futures position going into summer. This decline strained the positions within the portfolio and was the primary culprit of the drawdown seen in the NAV. Corn sharply reversed reaching highs not seen since 2014. The Fund’s NAV decline quickly recovered. The timing and extent of corn’s price reversal was less than ideal, limiting additional gains due to hedging and the timing of option expiration. Corn positions are relatively light again due to various factors ranging from crop and weather uncertainty to neutral technical indicators. We will be patient awaiting better trading opportunities with preferred risk-to-reward trade-offs.

Forward looking statements

Positions are built within each commodity in multiple contract months, some into Jan ’20. We consider multiple months as having very wide profit ranges. Preferred scenarios as always include elevated volatility and seasonal factors recurring, such as higher oil volatility in Q4. The corn positions that negatively affected the portfolio earlier in the year are behind us, and we are very optimistic that the current portfolio has the potential for achieving rewarding returns despite the wide price fluctuations in the commodity markets.

Hedging and risk management protocols are an important part of the Fund’s strategy. Risk guidelines are overseen by Catalyst’s Chief Risk Officer and the risk team. Daily reports are reviewed to determine where the opportunities and risk lie. These reports include stress tests on price and volatility movements. This is a hedged strategy; therefore, at certain times, such as during lower volatility or after large price moves, opportunities can arise to reduce risk in the portfolio. This part of the strategy does cost money to the portfolio but can reduce risk for potentially more favorable trades.

Due to the nature of the strategy, minimal funds are needed for margin, which leaves a significant portion of the Fund’s AUM available for short-term income investments. The portfolio holds short term treasuries and cash in relatively high yielding money market accounts.

We believe that the Fund’s volatility-based strategy and utilization of option contracts drives our ability to outperform commodity benchmarks. Using options allows numerous opportunities to build and adjust portfolios, rather than just being in futures contracts.

We believe in focusing on the strategy and long-term goals rather than shorter term fluctuations. We strive to provide a positive absolute return over the long-term for our clients with a low standard deviation, and we appreciate your understanding of the strategy and commodities during the short-term fluctuations. As always, thank you for your continued support.

We thank you for your continued support.

Kimberly Rios

Edward S. Walczak

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)       Bloomberg Commodity Index TR (“BCOMM TR”) is composed of futures contracts and reflects the returns of fully collateralized investments in BCOM, which reflects commodity futures price movements.

7012-NLD-8/2/2019

(2)       The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

Catalyst Hedged Commodity Strategy Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2019

The Fund’s performance figures* for the periods ended June 30, 2019, compared to its benchmark:

		Annualized
		Since
	1 Year Return	Inception**
Class A	2.11%	3.24%
Class A with load	-3.80%	1.62%
Class C	1.41%	2.50%
Class I	2.40%	3.51%
Bloomberg Commodity Total Return Index(a)	-6.75%	-1.40%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s Prospectus dated November 1, 2018, the Fund’s total annual operating expenses are 2.63% for Class A, 3.38% for Class C and 2.38% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Bloomberg Commodity Total Return Index is composed of futures contracts and reflects the returns on a fully collateralized investment in the BCOM. This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills. Investors cannot invest directly in an index.

**	Inception date is September 30, 2015.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Investment (long only) ^	% of Net Assets
United States Government Securities	63.6%
Other/Cash & Equivalents	36.4%
100.0%

^   Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2019

Catalyst Hedged Futures Strategy Fund (HFXAX, HFXCX, HFXIX)

(Unaudited)

Dear Fellow Shareholders,

Markets have evolved in recent years, as markets do over time. Increased mechanical/algorithmic trading appears to have contributed to extended and more persistent market trends and dampened mean reversion tendencies across most timeframes. Additionally, increased Central Bank intervention in the financial markets have likely reduced the perception of downside risk to equities. Finally, the emergence of volatility as a tradable asset class may have acted to generally depress options price levels.

FY19 saw a year of whipsaws in both the market (as measured by the S&P 500 Total Return Index) and in the Fund’s performance. One constant was a disappointing level of implied volatility (VIX) relative to actual price volatility in the market. Although market price declines occurred with elevations in options volatility, these volatility advances, which provide material reward opportunity for the Fund, were muted relative to historical levels. December 2018’s experience was particularly disappointing. A failure of the VIX to fully reflect the severity of the S&P 500 price decline led to a drawdown in the Fund during a market environment which is typically favorable for our strategy. During this period, the Fund materially outperformed the S&P 500 Total Return Index but did not earn a positive return.

FY19 began with the S&P 500 Total Return Index exhibiting behavior similar to 2017, when the market moved steadily higher with no pullbacks. In the beginning of FY19, the median VIX close was 12.64, well below its historical median of 17.35 from 1/2/1990 to 9/28/2018. With two exceptions (7/2-7/3/2018), the VIX had no closes over 15 and spent most of the first quarter of the fiscal year below 14. Even the moderate volatility levels that helped the Fund earn a positive return to close FY18 were once again absent at the beginning of FY19. Beyond the low options implied volatilities, the underlying lack of volatility of price movement also reminded us of 2017. The S&P stretched 75 days without a 1% move in either direction, the 2nd longest streak since 1995. The 7.26% gain in the S&P in the first three months was the largest quarterly advance since 2013.

A relative bright spot in an otherwise inauspicious beginning to the fiscal year was our ability to control the Fund’s drawdown to a very modest level despite very similar market conditions to calendar year 2017, which drove greater losses. Beginning in October, volatility returned to equity markets. Unfortunately, absolute levels of options volatility were muted relative to historical tendencies. Despite eight 2.0%+ daily declines, the VIX closed above 30 only three times, two of them by less than half a point. Normally, implied volatility (VIX) trades at a premium to actual (realized) volatility, but in Q4 2018 and December in particular, this was not the case. On December 24th, the S&P 500 completed a nearly 500-point (~20%) drop, with the VIX reaching 36 at its peak. For perspective, in February of last year, on a 340 point ~12% decline in the S&P 500 Total Return Index, the VIX hit 50! In 2015, an 11% decline in the S&P also led to a VIX above 50. In 2011, a 16.7% decline in 12 trading days resulted in a VIX of 48, and thereafter, 10 consecutive weeks of VIX closes above 30. In 2008, the S&P 500 Total Return Index fell nearly 17% in October and the VIX topped at nearly 90. We rely on the VIX to reflect actual price volatility because the VIX is what affects options pricing. We trade options and options volatility, not price movement.

In October and November of 2018, for example, the Fund performed exactly as expected during a period when the VIX more closely tracked actual price volatility. Those two months saw positive returns, low drawdowns, and low standard deviation of daily NAV’s. The Fund’s positive performance occurred across both an up month and a down month for the S&P 500 Total Return Index, demonstrating the Fund’s dependence on options volatility rather than price action. In December, the VIX did not respond as vigorously to price action as it has historically.

In CY Q4 2018, the 15-day decline between 11/30-12/24 saw an average VIX of only 23.63. The S&P price decline during this period measured just beyond 15%, an unusually large drawdown with the VIX at this level (22-24). Without a record price move for these implied volatility levels, the portfolio likely would have performed in December more similarly to its October and November behavior. A relative bright spot for this period was our ability to control the Fund’s maximum drawdown to half that of the S&P and outperform the index (our benchmark) by a wide margin. The Fund also exhibited very low levels of NAV fluctuation compared to the S&P 500 Total Return Index.

Following December’s historical price volatility, mean reversion asserted itself in the first quarter of CY 2019, as the VIX dropped -46.07%, its largest quarterly decline ever. After January 8th, there was only one VIX close above 20 for the rest of the quarter with a close as low as 12.88 in mid-March. Although the beginning of the calendar year presented less than ideal market conditions for the Fund (a rapidly rising S&P 500 Total Return Index and a declining VIX), the strategy demonstrated that it can earn a positive return in this environment. In response to drawdowns experienced in similar markets in 2017 and early 2018, we made changes to how we place and adjust our option spreads. Simply put, we place positions further away from the market and adjust their position closer to the market as appropriate. In this case, the market’s rapid advance did not require us to adjust and the initial placement mitigated the typical risk to the strategy under those conditions, permitting the Fund to earn a positive return in a difficult environment.

FY19 finished up as a microcosm of the entire year. A low volatility blow-off rally in April concluded a 4-month 26% advance that challenged even our new upside positioning techniques. A May decline provided opportunity for the Fund but was at the same time again disappointing in the relative lack of volatility appearing in options pricing. True to form, the year concluded with another high velocity advance and volatility crush.

For all FY19, the Fund demonstrated low correlation and low volatility in comparison to the S&P 500 Total Return Index, strongly conforming to its stated objectives and historical record. The Fund and its strategy remain a lower volatility, low equity correlation vehicle with the opportunity to deliver positive returns in a wide variety of market environments. As we have over the life of the Fund, we continue to look for opportunities to adapt our tactics and the execution of our core strategy as market behavior evolves. I thank you for your continued support and look forward to a successful FY 2020.

During the past fiscal year, the Catalyst Hedged Futures Strategy Fund (the “Fund”) experienced a decline in NAV per share of -2.33% (Class I).

	Fiscal Year	Since Inception
	(06/30/18-06/30/19)	(12/15/05-06/30/19)[2]
Class A without sales charge	-2.60%	9.81%
Class A with sales charge	-8.18%	9.34%
S&P 500 Total Return Index[1]	10.42%	8.65%
	Fiscal Year	Since Inception
	(06/30/18-06/30/19)	(08/30/13-06/30/19)
Class C	-3.35%	-2.70%
Class I	-2.33%	-1.73%
S&P 500 Total Return Index[1]	10.42%	11.57%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Edward S. Walczak

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Hedged Futures Strategy Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Performance shown before September 2013 is for the Fund’s predecessor limited liability company (Harbor Assets, LLC). The prior performance is net of management fees and other expenses including the effect of the performance fee. The Fund has been managed in the same style and by the same portfolio manager since the predecessor limited liability company’s inception on December 15, 2005. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the predecessor limited liability company’s investment goals, policies, guidelines and restrictions. From its inception on December 15, 2005 through the date of this prospectus, the predecessor limited liability company was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act of the Code, which if they had been applicable, might have adversely affected its performance. In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

7069-NLD-8/23/2019

Catalyst Hedged Futures Strategy Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**	Since Inception***
Class A	-2.60%	-3.73%	2.35%	9.81%	N/A
Class A with load	-8.18%	-4.87%	1.75%	9.34%	N/A
Class C	-3.35%	-4.46%	N/A	N/A	-2.70%
Class I	-2.33%	-3.49%	N/A	N/A	-1.73%
S&P 500 Total Return Index (a)	10.42%	10.71%	14.70%	8.65%	11.57%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated November 1, 2018, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.44% for Class A, 3.20% for Class C and 2.20% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is December 15, 2005 for Class A and the Benchmark.

***	Inception date is August 30, 2013 for Class C, Class I and Benchmark.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Investment type ^	% of Net Assets
United States Government Security	23.2%
Private Investment Fund	10.5%
Other/Cash & Equivalents	66.3%
100.0%

^   Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2019

Catalyst Systematic Alpha Fund (ATRAX, ATRCX, ATRFX)

(Unaudited)

Dear Shareholders,

The Catalyst Systematic Alpha Fund seeks long-term capital appreciation with low correlation to the U.S. equity market through a multi-risk premia strategy that attempts to capture returns from various sources of systematic inefficiencies embedded in the capital markets.

Investment Strategy

The Fund offers access to the BNP Paribas Catalyst Systematic Alpha Index (1) (the “BNPP CASA Index”), which is designed to provide exposure to strategies that are not typically accessible through traditional investment products or asset classes. The BNPP CASA Index is a rules-based index designed to capitalize on structural inefficiencies and behavioral biases (risk premia) present within the equity, fixed-income, commodity, and currency markets. The BNPP CASA Index is composed of seven rules-based Index Components created by BNP Paribas (each, a “BNPP Index Component”.) The Fund will generally seek exposure to the Index by investing in non-exchange-traded total return swap contracts.

The BNPP CASA Index seeks to generate absolute returns through risk-balanced exposure to carry, momentum and volatility risk premia across the equity, commodity, currency and fixed income markets.

●	Carry Risk Premium captures the tendency for higher yielding assets to outperform lower yielding assets over time.

●	Volatility Risk Premium captures the behavioral tendency of markets to over exaggerate the probability of near-term market corrections.

●	Momentum Risk Premium captures the tendency for assets that have performed well in recent past to continue to perform well, and assets that have performed poorly in the recent past to continue to perform poorly.

The BNPP CASA Index uses a rules-based, risk-budget model to dynamically allocate across the various BNPP Index Components. The BNPP CASA Index may rebalance its exposure to the BNPP Index Components as frequently as daily to quickly adapt to various market conditions and risk levels.

The Fund will seek excess return above the BNPP CASA Index through active management of a fixed income portfolio and by investing in securities that provide exposure to the BNP Paribas Catalyst Systematic Alpha Index.

Performance

During fiscal year 2019, the Fund performed in-line with its underlying benchmark index, the BNP CASA Index, which the Fund tracks.

BNPP CASA Index Attribution

After a strong start to the calendar year in Q3 2018, the BNPP CASA Index suffered from the market reversal and volatile market conditions in Q4 2018. During 2H 2018, the BNPP CASA Index return was -8.98%, primarily driven by the Momentum Risk Premium Strategies and Volatility Risk Premium strategies. The abrupt market selloff in October 2018 caused a drawdown for the BNPP CASA Index as the Momentum Risk Premium strategy was hurt by the sharp reversal of positive trend in equities, and the Volatility Risk Premium strategy was hurt by the spike in volatility.

Following the weak performance in 2H 2018, the BNPP CASA Index performed strongly in 1H 2019, returning 14.01%. There were a few factors contributing:

(i)	There were strong directional moves in the G10 Rates as well as in overall Equity markets which allowed the Momentum strategy to pick up and monetize these trends.

(ii)	The Implied volatility of the US Equity markets was consistently above the realized volatility which resulted in good performance for the Volatility strategies

The Fund’s total returns for the fiscal year and since inception through 06/30/19 period as compared to the S&P 500 Total Return Index (2) were as follows:

	1 Year	Since Inception
	(06/30/18-06/30/19)	(07/31/14-06/30/19)(3)
Class A	2.38%	-1.59%
Class C	1.49%	-2.38%
Class I	2.52%	-1.43%
BNPP CASA Index (1)	3.77%	9.68%
S&P 500 Total Return Index (2)	10.42%	11.22%
Class A with Sales Charge	-3.49%	-2.77%

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Prior to November 1, 2017, the Fund implemented a different investment strategy.

Summary

The Catalyst Systematic Alpha Fund seeks to offer investors a distinct opportunity to capture returns from various sources of systematic inefficiencies embedded in the capital markets. We are confident in the long-term potential of the strategy of the Catalyst Systematic Alpha Fund, and are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	BNP Paribas Catalyst Systematic Alpha Index™ is a rules-based Index designed to capitalize on structural inefficiencies and behavioral biases (risk premia) present within the equity, fixed-income, commodity, and currency markets. The BNPP CASA Index is composed of seven rules-based Index Components created by BNP Paribas (each, a “BNPP Index Component”). Carry Risk Premium captures the tendency for higher yielding assets to outperform lower yielding assets over time. Volatility Risk Premium captures the behavioral tendency of markets to exaggerate the probability of near-term market corrections. Momentum Risk Premium captures the tendency for assets that have performed well in the recent past to continue to perform well, and assets that have performed poorly in the recent past to continue to perform poorly.

BNP Paribas does not sponsor, endorse, sell, or promote any investment fund or other vehicle that is offered by third parties and that seeks to provide an investment return based on the returns of the BNP Paribas Catalyst Systematic Alpha Index (the “Index”). A decision to invest in any such investment fund or other vehicle should not be made in reliance on any of the statements set forth in this document. Prospective investors are advised to make an investment in any such fund or vehicle only after carefully considering the risks associated with investing in such funds, as detailed in an offering memorandum or similar document that is prepared by or on behalf of the issuer of the investment fund or vehicle. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(2)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Systematic Alpha Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(3)	Since inception returns assume inception date of 07/31/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

3595-NLD-8/7/2019

Catalyst Systematic Alpha Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019, compared to its benchmark:

		Annualized
	1 Year Return	Since Inception**
Class A	2.38%	-1.59%
Class A with load	-3.49%	-2.77%
Class C	1.49%	-2.38%
Class I	2.52%	-1.43%
S&P 500 Total Return Index(b)	10.42%	11.22%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s Prospectus dated November 1, 2018, the Fund’s total annual operating expenses, including the cost of underlying funds, are 5.13% for Class A, 5.88% for Class C and 4.88% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is July 31, 2014.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Investment type ^	% of Net Assets
Open Ended Funds	79.3%
Other/Cash & Equivalents	20.7%
100.0%

^   Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2019

Catalyst Multi Strategy Fund (ACXAX, ACXCX, ACXIX)

(Unaudited)

Dear Fellow Shareholders,

Over this past full year, the Catalyst Multi Strategy Fund (“the Fund”) has been remarkably stable in terms of monthly volatility of returns. In fact, the Societe Generale Mutual Fund Commodity Trading Index (SG CTA Index), a benchmark that is widely used to measure performance of funds within our Morningstar category, has experienced nearly 3.5 times the Fund’s annualized monthly volatility. Furthermore, during the turbulent second half of 2018, the Fund outperformed this same index on both an absolute and risk-adjusted basis. To put our returns into further context, the Bloomberg Barclays Aggregate Bond index has been more volatile than the Fund this past year and over this same period, the S&P 500 returns have been over seven times more volatile than the Fund.

Why do we believe this context is important when evaluating the Fund as an investment? We believe that the Fund will reward patient investors, and the Fund has generally had a more defensive posture than its peers. We reduce risk when market opportunities are lower so that we are ready to maximize returns in the Fund’s most favorable environment: a sustained period of turbulence and market volatility.

During the latter part of 2018 and particularly in December 2018, we tactically initiated long volatility positions through VIX futures. This contributed to our gains during the equity market swoon. Equity markets then seemingly turned on a dime as we entered 2019. Unlike many of its peers, the Fund made a well-timed shift toward long equities at the beginning of 2019. From the span of November 2018 until April 2019, we made money each month consecutively. We feel this is particularly notable given how rapidly global markets were shifting back and forth between risk-on and risk-off and demonstrates how nimbly our models can respond. The inflection of global yields caught many investors off-guard thus far in 2019, but we have profited by taking long positions in US and European rates products. Additional profits have been generated in commodities, including livestock, grains and energies.

At this juncture, we believe that we are closer than ever to an environment with significantly higher volatility over multiple years. The United States and China are engaged in a long-simmering trade war with no immediate resolution is in sight. However, this is but a skirmish in the larger battle the two countries face over the U.S. Dollar’s hegemony in international finance. China desperately wants a viable alternative, which would weaken the U.S. Dollar’s stranglehold. Elsewhere in global finance, central banks have been engaged in withdrawing their extraordinary stimulus. Now global growth is projected to slow down and the U.S. Federal Reserve is widely expected to do an about-face and cut rates. We are at a critical juncture for monetary policy and central banks could make a serious policy mistake by either letting inflation run rampant or keeping policies too restrictive and hastening a global recession. Lastly, the U.S. faces a consequential election cycle in 2020. Candidates are seriously introducing far-reaching policies that could further balloon our already astronomical debt, which could have major implications toward weakening the U.S. Dollar and causing interest rates to spike.

Multi-Strategy Fund Performance

The Fund’s total returns for the 2019 YTD period ended 06/30/19, fiscal year ended 06/30/2019 and for the period since inception through 06/30/2019 were as follows:

	Calendar YTD	1 Year	5 Years	10 Years	Since Inception (3)
Class I	2.33%	1.84%	0.75%	2.94%	3.55%
Class A	2.20%	1.57%	n/a	n/a	-1.15%
Class A with Sales Charge	-3.70%	-4.26%	n/a	n/a	-2.69%
Class C	1.76%	0.77%	n/a	n/a	-1.94%
BofAML 3 Month Treasury Bill (1)	1.24%	2.31%	0.87%	0.49%	0.67%
SG CTA Index (2)	4.72%	3.45%	2.35%	1.52%	1.97%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

Given heightened uncertainty and the potential for turbulence in global financial markets, we believe investors should focus on diversification for their portfolios. The Catalyst Multi Strategy Fund seeks to provide such diversification. We appreciate the opportunity to help you achieve your investment goals.

Sincerely,

Darren J. Kottle, CFA

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	BofAML 3-Month T-Bill Index is used to represent the short-term U.S. Government bond market.

(2)	Societe Generale Mutual Fund Commodity Trading Index (SG CTA Index) provides the market with a performance benchmark of major commodity trading advisors (CTAs).

(3)	Class I: 10/31/2007. Class A & C: 8/13/2015. Performance shown before August 13, 2015 is for the Fund’s predecessor limited liability company (Auctos Global Diversified Fund, LLC). The prior performance is net of management fees and other expenses including the effect of the performance fee. The Fund has been managed in the same style since the predecessor limited liability company’s inception on October 31, 2007. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the predecessor limited liability company’s investment goals, policies, guidelines and restrictions. From its inception through August 13, 2015, the predecessor limited liability company was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act of the Code, which if they had been applicable, might have adversely affected its performance. In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

7010-NLD-8/2/2019

Catalyst Multi-Strategy Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**	Since Inception***
Class A	1.57%	N/A	N/A	N/A	-1.15%
Class A with load	-4.26%	N/A	N/A	N/A	-2.69%
Class C	0.77%	N/A	N/A	N/A	-1.94%
Class I	1.84%	0.75%	2.94%	3.55%	N/A
BofAML 3 Month Treasury Bill Index (a)	2.31%	0.87%	0.49%	0.67%	11.57%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated November 1, 2018, the Fund’s total annual operating expenses, including the cost of underlying funds, are 3.56% for Class A, 4.40% for Class C and 3.33% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index “BofAML 3-Month T-Bill,” is an index of short-term U.S. Government securities maturing in 90 days. Investors cannot invest directly in an index.

**	Inception date is October 31, 2007 for Class I and Benchmarck.

***	Inception date is August 13, 2015 for Class A, Class C and benchmark.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Investment Type ^	% of Net Assets
Other/Cash & Equivalents	100.0%
100.0%

^   Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2019

Catalyst/Exceed Defined Risk Fund (CLPAX, CLPCX, CLPFX)

(Unaudited)

Dear Fellow Shareholders,

The Catalyst/Exceed Defined Risk Fund (the “Fund”) continues to perform well in its Morningstar Options-Based category with performance consistently in the top quartile for the one-year period and outperformance of the category from inception of our strategy within the mutual fund. We took over as sub-advisor of the strategy on December 28, 2016. This year, we further enhanced the strategy by adding an optimizing component to the process. The strategy can be defined simply in three steps: (1) Hedge (2) Participate (3) Optimize. The strategy seeks to provide a hedge by always providing an initial buffer on the S&P 500 Total Return Index (1). The strategy seeks to participate by always being long S&P 500 call spreads. The strategy seeks to optimize by stepping up its hedges and participation levels as the market increases. We believe optimization will allow us to capture more upside with increased consistency of our downside hedges.

We have now experienced the longest bull equity market in history. As many can attest, market timing is incredibly difficult. Many advisors and clients alike are wrestling with how much exposure one should have in the market. Most securities and strategies in the market only allow you to have exposure in one direction, meaning that you have a binary choice to make. For example, an investor can decide to be long the S&P 500 or not. You cannot be both. Options afford the luxury to shape that exposure and in a lot of ways have the best of both worlds.

Rather than trying to time the market, the strategy provides a relatively defined exposure, relieving some of the anxiety of trying to achieve decent returns when the market increases while providing protection when it declines. In increasing markets, we strive to capture 55% - 75% of the move while stepping up our hedge. We seek to provide a 10% buffer in declining markets with shareholders taking risk thereafter. We define our buffers by not having exposure for a 10% range and then re-establishing exposure below by selling a put. We seek to step-up the buffer as the market increases in an attempt to buffer on initial losses. Historically, most downturns have been shallow in nature where a 10% buffer may be sufficient in providing a meaningful hedge. This strategy seeks to provide that meaningful hedge while still allowing for participation in increasing markets.

Investment Strategy

There are two differences in the way the Catalyst/Exceed Defined Risk Fund strategy seeks to provide market exposure as compared to a traditional defined outcome approach such as a structured note:

The strategy purchases a portfolio of investment grade fixed income securities with maturities that average approximately 1.5 years, or a proxy for this (e.g., an ETF) and a portfolio of exchanged based options on the S&P as compared to an issued note with embedded over-the-counter options. The strategy ladders and rebalances purchases as compared to using a distinct maturity date.

One of the potential benefits of these sorts of products is a level of definition provided within the product- and hence the term “Defined” in our name. Definition potentially is a benefit in investing for a number of reasons.

Our strategy seeks to limit downside by providing a 10% annual buffer on market losses. In every investment strategy in the market that seeks to limit downside risk there is an inherent cost. The big question is how the cost is paid for and how transparent is that amount. Many strategies seek to mitigate this cost in some way by trying to take advantage of some perceived mispricing in the market. The result tends to be a less clear understanding of how the cost will play out for the investor. There could also be a lack of clarity of return expectations based on the lesser defined cost portion of the equation. This may not sit well with investors who are hard wired behaviorally to be averse to ambiguity. We believe the market is already poorly defined. To have a product that also provides poor definition could result in an unsettling amount of ambiguity regarding one’s expected risk and return exposure.

Our strategy seeks to limit the same downside regardless of market activity in return for participation up to a cap that is variable. Market direction is impossible to predict. The 2013 equity return was a surprise. So was 2008. Market action is always easy to explain after the fact but really hard to call prior. As a result, given the lack of clarity on expected market results, it is also hard to figure out what strategy may do better or worse than expected. By having a higher level of definition prior, one at least is positioned to have a better understanding of performance based on market results.

In short, the Fund seeks to provide an innovative approach to defining a risk / reward exposure for the potential benefit of advisors and their clients. We welcome any feedback and thoughts as we look to bring effective institutional based products to the market in hopefully creative and efficient ways.

Fund Performance

The Fund’s total returns for the fiscal year ended 06/30/19 and for the period since inception through 06/30/19 as compared to the S&P 500 Total Return Index were as follows (unaudited):

	Fiscal Year	5 Years	Since Inception (2)
Class A	6.54%	4.00%	4.81%
Class C	5.64%	3.17%	3.96%
Class I (Inception Date – 6/6/14)	6.73%	4.22%	4.09%
S&P 500 Total Return Index (1)	10.42%	10.71%	11.08%
Class A with Sales Charge	0.39%	2.78%	3.69%

Prior to 12/28/2016, the Catalyst/Exceed Defined Risk Fund implemented a different investment strategy.

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at wwwCatalystMF.com.

The Fund is comprised of exchange listed SPY equity options and a mix of short-term investment grade bonds, ETF’s that seek to provide a proxy for short term investment grade bonds and short-term treasury bonds. The options serve the purpose of providing a relatively defined exposure to the S&P 500 as detailed above. The bonds serve as collateral for the option positions as well as provide a potential yield that is used in purchasing the options.

Fund returns over the last 12 months were generated primarily by the option component of the strategy though with some assistance in 2019 by the bond component of the strategy as interest rates declined.

Sincerely,

Joseph Halpern

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Exceed Defined Risk Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 12/31/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

7013-NLD-8/2/2019

Catalyst Exceed Defined Risk Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	6.54%	4.00%	4.81%
Class A with load	0.39%	2.78%	3.69%
Class C	5.64%	3.17%	3.96%
Class I	6.73%	4.22%	4.09%
S&P 500 Total Return Index(a)	10.42%	10.71%	11.08%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated November 1, 2018, the Fund’s total annual operating expenses are 2.72% for Class A, 3.50% for Class C and 2.46% for Class I shares . Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is December 31, 2013 for Class A, Class C and the Benchmark, and June 6, 2014 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Investment (long only) ^	% of Net Assets
Banks	14.8%
United States Government Securities	12.3%
Exchange Traded Funds	9.2%
Electric	6.3%
Insurance	6.3%
Auto Manufacturers	4.5%
Transportation	3.8%
Pharmaceuticals	3.8%
Media	3.3%
Healthcare - Products	2.9%
Other/Cash & Equivalents	32.8%
100.0%

^   Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2019

Catalyst/Millburn Hedge Strategy Fund (MBXAX, MBXCX, MBXIX)

(Unaudited)

Dear Fellow Shareholders,

The Catalyst/Millburn Hedge Strategy Fund (“The Fund”) was profitable for the fiscal year ending June 30, 2019, largely due to gains on long equity ETF positions, and from trading of interest rate and energy futures. Stock index and grain futures trading were slightly positive as well. On the other hand, metal futures and currency forwards trading were each fractionally unprofitable. Soft commodity and livestock futures trading were essentially flat. The Fund’s total returns for the trailing year and for the period since inception on 1/1/1997 compared to the S&P 500 Total Return Index and ML 3 Month T-Bill Index were as follows:

	Fiscal Year (06/30/18-06/30/19)	Since Inception (3)
Class A	6.13%	9.86%
Class A with Sales Charge	0.03%	8.02%
Class C	5.37%	9.03%
ML 3 Month T-Bill Index (1)	2.31%	1.23%
S&P 500 Total Return Index (2)	10.42%	13.05%
Class I	6.42%	10.95%
ML 3 Month T-Bill Index (1)	2.31%	2.21%
S&P 500 Total Return Index (2)	10.42%	8.34%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Equity markets fluctuated widely during the period in response to an uncertain economic background and surprisingly abrupt changes in global monetary policy. At the start of the fiscal year, equity prices advanced in the wake of solid global growth, favorable business and consumer sentiment, and positive news on NAFTA renegotiations. However, as the fourth quarter of 2018 opened, worries about tighter monetary conditions globally, slowing global growth, U.S.-China trade tensions, political and economic squabbles in Europe and plunging oil prices rattled equity markets as evidenced by a 20% decline in the S&P 500 index and a 15% fall in the MSCI World Index between late September and late December. Then, at the start of 2019, an unexpectedly dovish pivot by central banks around the world—especially the Federal Reserve and ECB--occurred amid indications of slowing growth and slackening inflation pressures in Europe, China and the U.S. In response, equity index prices soared--in many cases to new record highs, with the S&P 500 climbing 25% and the MSCI World Index rising 20% from late December through early May. At this point, the economic outlook, which had improved significantly through April, deteriorated quickly and sharply when Presidents Trump and Xi unexpectedly dashed hopes that a trade deal was close to being signed and instead ramped up the confrontation to the level of a trade war. This development, continuing Brexit uncertainty, and disappointing economic data during May and June out of the U.S., China, Europe, and several large emerging economies pushed organizations such as the IMF, World Bank and OECD to cut their 2019 global growth forecasts. Equity markets relinquished part of their prior gains, falling 7-10%. For the fiscal year, long equity ETF positions were profitable. Meanwhile, trading of equity futures was fractionally positive as gains from trading French, Dutch,

Hong Kong, Euro Stoxx 50, Nasdaq, Russell, EAFE, Emerging Market, and VIX indices slightly outdistanced losses from trading German, British, Chinese, Canadian, Japanese and S&P Mid-Cap indices.

As mentioned above, monetary policy experienced a sharp U-turn during the fiscal year. In the July-December 2018 period, central banks worldwide, led by the Federal Reserve and ECB, raised official interest rates 51 times while lowering rates only 7 times as they sought to normalize policy in the expectation that solid growth would produce rising inflation. However, in the face of slowing growth and dormant inflation; persistent Brexit uncertainties; troubling U.S.-China trade negotiations; falling energy prices and increased equity and credit market volatility globally, the Fed abruptly led global central banks toward a much easier policy stance. Hence, in the January-June 2019 period, central banks cut official interest rates 39 times while raising them only 11 times. In this environment, long positions in German, French, Italian, Australian, and Japanese interest rate futures and in U.S. long bond futures were profitable. On the other hand, losses from trading U.S. 2-, 5-, and 10-year note futures and Eurodollar futures provided partially offsetting losses.

Energy prices swung widely as they were buffeted by conflicting influences throughout the period. For example, the price of Brent crude oil, which had risen to more than $86/barrel on October 3, 2018, plunged under $50/barrel during December. It rebounded to almost $75/barrel in late April 2019, fell to $60/barrel in mid-June 2019, and then recovered to close the fiscal year at $66.55/barrel. Prices rose whenever market participants focused on the OPEC/non-OPEC production restraint agreement, the re-imposition of sanctions on Iran, production problems in Venezuela and Libya, and confrontations involving the Strait of Hormuz. Conversely, when participants focused on the expansion of production in the U.S., Russia, and Saudi Arabia—each at times above 11mb/d and near record levels; and on evidence that global growth and, hence, energy demand were slowing, prices would fall. Trading of Brent crude and RBOB gasoline, particularly short positions in late 2018, were profitable. A long natural gas position in November 2018 and a short trade in May-June 2019 were profitable as well. On the other hand, trading of heating oil and London gas oil posted partially offsetting losses.

Trade uncertainties, weather difficulties and dollar fluctuations buffeted grain markets. Overall, small profits from a short corn trade in August 2018 and from a long soybean position in May-June 2019 fractionally outpaced the loss from trading soybean meal.

The uncertain economic environment and a vacillating dollar led to small losses from trading gold and copper, especially around the turn of the year.

Currency trading was fractionally unprofitable. The dollar was volatile in a moderate range as trade, growth, inflation, political and policy uncertainties unsettled traders. Long dollar trades versus the yen, Aussie dollar and New Zealand dollar; and trading the U.S. dollar against the currencies of Brazil, Mexico, South Africa, and Great Britain were unprofitable. On the other hand, a long dollar/short Turkish lira trade was profitable in August 2018 as political and economic turmoil weighed of the lira; and subsequently a long Turkish lira/short dollar trade benefitted from a sharp hike in Turkish interest rates and a calming of political and economic angst in Turkey. Long dollar trades versus the Canadian and Norwegian currencies were profitable in the October-December period when oil prices collapsed. Long dollar trades against the euro, Swiss franc, and Swedish krona were also slightly profitable.

Sincerely,

Millburn Ridgefield Corporation

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	ML 3 Month T-Bill Index is used to represent the short-term U.S. Government bond market.

(2)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/Millburn Hedge Strategy Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(3)	The performance of Class A&C shares is since 12/28/15 and that of Class I is since 1/1/97, which includes the Fund’s Predecessor Fund (Millburn Hedge Fund, L.P.). The prior performance is net of management fees and other expenses including the effect of the performance fee. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. From its inception through December 28, 2015, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act of the Code, which if they had been applicable, might have adversely affected its performance. In addition, the Predecessor Fund was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

7021-NLD-8/2/2019

Catalyst/Millburn Hedge Strategy Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**	Since Inception***
Class A	6.13%	N/A	N/A	N/A	9.86%
Class A with load	0.03%	N/A	N/A	N/A	8.02%
Class C	5.37%	N/A	N/A	N/A	9.03%
Class I	6.42%	9.90%	9.29%	10.95%	N/A
BofA Merrill Lynch 3 Month U.S. Treasury Bill Index(a)	2.31%	0.87%	0.49%	2.21%	1.23%
Credit Suisse Managed Futures Hedge Fund Index (b)	4.79%	2.50%	1.57%	4.41%	-0.84%
S&P 500 Total Return Index(c)	10.42%	10.71%	14.70%	8.34%	13.05%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s Prospectus dated November 1, 2018, the Fund’s total annual operating expenses are 2.25% for Class A, 3.00% for Class C and 2.00% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index “BofAML 3-Month T-Bill”, is an index of short-term U.S. Government securities maturing in 90 days. Investors cannot invest directly in an index.

(b)	Credit Suisse Managed Futures Hedge Fund Index is designed to broadly represent the performance of Managed Futures hedge funds in the Credit Suisse database representing at least 85% of total Managed Futures hedge fund assets under management. Investors cannot invest directly in an index.

(c)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is January 1, 1997 for I shares and Benchmarks.

***	Inception date is December 28, 2015 for Class A shares, Class C shares and Benchmarks.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Investment Type ^	% of Net Assets
Exchange Traded Funds	47.5%
United States Government Securities	32.2%
Other/Cash & Equivalents	20.3%
100.0%

^   Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2019

Catalyst Exceed Defined Shield Fund (SHIEX, SHINX, SHIIX)

(Unaudited)

Dear Fellow Shareholders,

The Catalyst Exceed Defined Shield Fund (the “Fund”) continues to perform well in its Morningstar Options-Based category, capturing a 5-star ranking for its three-year performance record out of 95 funds in the Options-Based category based on risk-adjusted returns. This year, we further enhanced the strategy by adding an optimizing component to the process. The strategy can be defined simply in three steps: (1) Hedge (2) Participate (3) Optimize. The strategy seeks to provide a hedge by always owning downside puts on the S&P 500 Total Return Index (1). The strategy seeks to participate by always being long S&P 500 call spreads. The strategy seeks to optimize by stepping up its hedges and participation levels as the market increases. We believe optimization will allow us to capture more upside with increased consistency of our downside hedges.

We have now experienced the longest bull equity market in history. As many can attest, market timing is incredibly difficult. Many advisors and clients alike are wrestling with how much exposure one should have in the market. Most securities and strategies in the market only allow you to have exposure in one direction, meaning that you have a binary choice to make. For example, an investor can decide to be long the S&P 500 or not. You cannot be both. Options afford the luxury to shape that exposure and in a lot of ways have the best of both worlds.

Rather than trying to time the market, the strategy provides a relatively defined exposure, relieving some of the anxiety of trying to achieve decent returns when the market increases while providing protection when it declines. In increasing markets, we strive to capture 65% - 75% of the move while stepping up our hedge. In declining markets, we maintain our long put portfolio which seeks to limit losses to roughly 10% - 12.5%. This allows clients to continue to participate in market moves up while being comforted with the fact that a hedge is always in place below, and that the hedge is being moved up as the market moves up. Given mounting global risks despite continued record highs, it may be prudent to further analyze a product that can provide comfort whether the market moves up or down. We believe our strategy does just that.

Investment Strategy

The Fund seeks to provide an investment vehicle with a risk/return profile in which the risks may be limited, and the potential rewards are capped at approximately 15%.

The Fund seeks to achieve its investment objective by investing in a series of put and call options on exchange traded funds (“ETFs”) that track the S&P 500 Index and in fixed income securities. Each series consists of (1) a downside put spread which serves to limit downside risk, providing a tail hedge, and (2) an upside call spread which assists in financing the protection and results in a cap on the upside. The investment strategy is implemented through a rolling laddered portfolio. The portfolio is then regularly optimized based on market activity to maintain a consistent tail-risk hedge and upside participation.

Fund Performance

The Fund’s total returns for the fiscal year ended 06/30/19 and for the period since inception through 06/30/19 as compared to the S&P 500 Total Return Index were as follows:

	Fiscal Year	Since Inception (2)
Class A*	5.11%	5.40%
Class C (09/05/2017)	4.34%	6.29%
Class I*	5.38%	5.68%
S&P 500 Total Return Index (1)	10.42%	10.64%
Class A with Sales Charge	-0.95%	3.92%

*	Since inception returns assume inception date of 04/14/2015 for Class A and I, and 09/05/2017 for Class C.

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at wwwCatalystMF.com.

The Fund is comprised of exchange listed SPY equity options and a mix of short-term investment grade bonds, ETF’s that seek to provide a proxy for short term investment grade bonds and short-term treasury bonds. The options serve the purpose of providing a relatively defined exposure to the S&P 500 as detailed above. The bonds serve as collateral for the option positions as well as provide a potential yield that is used in purchasing the options.

Fund returns over the last 12 months were generated primarily by the option component of the strategy though with some assistance in 2019 by the bond component of the strategy as interest rates declined.

Sincerely,

Joseph Halpern

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Exceed Defined Shield Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume an inception date of 04/14/2015. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

7023-NLD-8/2/2019

Catalyst Exceed Defined Shield Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019, compared to its benchmarks:

		Annualized Since
	1 Year Return	Inception**
Class A	5.11%	5.40%
Class A with Load	-0.95%	3.92%
Class C	4.34%	6.29%
Class I	5.38%	5.68%
S&P 500 Total Return Index (a)	10.42%	10.64%
NASDAQ Exceed Structured Protection Index (b)	8.52%	7.76%
HFRX Equity Hedge Index (c)	-4.24%	-0.17%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated November 1, 2018, the Fund’s total annual operating expenses are 2.15% for Class A, 2.98% for Class C and 1.88% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

**	Inception date is April 14, 2015 for Class A, Class I and the Benchmark, and September 5, 2017 for Class C. Total returns prior to the Fund Inception on September 5, 2017 are based on the performance of the Fund’s Predecessor Fund.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(b)	The NASDAQ Exceed Structured Protection Index (“EXPROT Index”), is a large cap based index with a high degree of principal protection. The Index is comprised of a basket of four rolling structured investments, each of which provides largely principal protected exposure to the S&P 500. Exceed Investments, LLC professionally manages the EXPROT Index. Investors cannot invest directly in an Index.

(c)	The HFRX Equity Hedge Index (“HFRX Equity”), tracks strategies that maintain positions both long and short in primarily equity and equity derivative securities. The total return of the HFRX Equity includes the reinvestment of dividends and income. The total return of HFRX Equity does not include expenses. HFRX Equity is not professionally managed and is not available for investment.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Investment (long only) ^	% of Net Assets
Banks	15.8%
Healthcare - Services	7.9%
Electric	7.6%
United States Government Securities	7.0%
Auto Manufacturers	5.6%
Insurance	5.5%
Exchange Traded Funds	5.0%
Media	4.5%
Aerospace/Defense	4.0%
Other/Cash & Equivalents	37.1%
100.0%

^   Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

CATALYST FUNDS
CATALYST HEDGED COMMODITY STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2019

Contracts (a)		Counterparty	Notional Value	Expiration Date	Exercise Price	Value
	OPTIONS PURCHASED - 64.0% *
	CALL OPTIONS PURCHASED - 47.9%
200	Corn Future, Maturing December 2019 +	Wedbush	$3,200,000	11/22/2019	$320.00	$1,115,000
400	Corn Future, Maturing December 2019 +	Wedbush	7,800,000	11/22/2019	390.00	1,007,500
200	Corn Future, Maturing December 2019 +	Wedbush	4,000,000	11/22/2019	400.00	443,750
50	Corn Future, Maturing December 2019 +	Wedbush	1,175,000	11/22/2019	470.00	45,938
50	Corn Future, Maturing December 2019 +	Wedbush	1,225,000	11/22/2019	490.00	35,000
100	Crude Oil Future, Maturing August 2019 +	Wedbush	5,150,000	7/17/2019	51.50	723,000
100	Crude Oil Future, Maturing August 2019 +	Wedbush	5,600,000	7/17/2019	56.00	348,000
50	Crude Oil Future, Maturing September 2019 +	Wedbush	2,950,000	8/15/2019	59.00	132,000
40	Crude Oil Future, Maturing September 2019 +	Wedbush	2,520,000	8/15/2019	63.00	45,200
100	Crude Oil Future, Maturing September 2019 +	Wedbush	7,900,000	8/15/2019	79.00	3,000
100	Crude Oil Future, Maturing October 2019 +	Wedbush	4,500,000	9/17/2019	45.00	1,376,000
150	Crude Oil Future, Maturing October 2019 +	Wedbush	8,100,000	9/17/2019	54.00	939,000
100	Crude Oil Future, Maturing October 2019 +	Wedbush	5,550,000	9/17/2019	55.50	523,000
10	Crude Oil Future, Maturing October 2019 +	Wedbush	605,000	9/17/2019	60.50	25,300
100	Crude Oil Future, Maturing October 2019 +	Wedbush	6,200,000	9/17/2019	62.00	194,000
251	Crude Oil Future, Maturing November 2019 +	Wedbush	11,044,000	10/17/2019	44.00	3,689,700
50	Crude Oil Future, Maturing November 2019 +	Wedbush	2,450,000	10/17/2019	49.00	518,000
151	Crude Oil Future, Maturing November 2019 +	Wedbush	7,927,500	10/17/2019	52.50	1,153,640
125	Crude Oil Future, Maturing November 2019 +	Wedbush	7,687,500	10/17/2019	61.50	311,250
200	Crude Oil Future, Maturing November 2019 +	Wedbush	12,600,000	10/17/2019	63.00	390,000
100	Crude Oil Future, Maturing November 2019 +	Wedbush	7,000,000	10/17/2019	70.00	54,000
40	Crude Oil Future, Maturing November 2019 +	Wedbush	2,900,000	10/17/2019	72.50	13,600
325	Crude Oil Future, Maturing November 2019 +	Wedbush	25,025,000	10/17/2019	77.00	55,250
1	Crude Oil Future, Maturing December 2019 +	Wedbush	30,000	11/15/2019	30.00	27,980
50	Crude Oil Future, Maturing December 2019 +	Wedbush	2,050,000	11/15/2019	41.00	867,000
2	Crude Oil Future, Maturing December 2019 +	Wedbush	94,000	11/15/2019	47.00	24,060
300	Crude Oil Future, Maturing December 2019 +	Wedbush	16,950,000	11/15/2019	56.50	1,563,000
102	Crude Oil Future, Maturing December 2019 +	Wedbush	5,814,000	11/15/2019	57.00	501,840
75	Crude Oil Future, Maturing December 2019 +	Wedbush	4,387,500	11/15/2019	58.50	309,000
150	Crude Oil Future, Maturing December 2019 +	Wedbush	9,150,000	11/15/2019	61.00	444,000
100	Crude Oil Future, Maturing December 2019 +	Wedbush	6,200,000	11/15/2019	62.00	256,000
100	Crude Oil Future, Maturing December 2019 +	Wedbush	6,250,000	11/15/2019	62.50	237,000
100	Crude Oil Future, Maturing December 2019 +	Wedbush	6,350,000	11/15/2019	63.50	203,000
200	Crude Oil Future, Maturing December 2019 +	Wedbush	13,100,000	11/15/2019	65.50	294,000
100	Crude Oil Future, Maturing December 2019 +	Wedbush	6,700,000	11/15/2019	67.00	115,000
150	Crude Oil Future, Maturing January 2020 +	Wedbush	7,425,000	12/16/2019	49.50	1,513,500
250	Crude Oil Future, Maturing January 2020 +	Wedbush	15,000,000	12/16/2019	60.00	912,500
100	Crude Oil Future, Maturing February 2020 +	Wedbush	7,250,000	1/15/2020	72.50	59,000
55	Gold Future, Maturing August 2019 +	Wedbush	6,875,000	7/25/2019	1,250.00	900,350
100	Gold Future, Maturing September 2019 +	Wedbush	13,500,000	8/27/2019	1,350.00	753,000
150	Gold Future, Maturing September 2019 +	Wedbush	20,400,000	8/27/2019	1,360.00	1,011,000
150	Gold Future, Maturing September 2019 +	Wedbush	20,850,000	8/27/2019	1,390.00	703,500
50	Gold Future, Maturing September 2019 +	Wedbush	7,050,000	8/27/2019	1,410.00	181,000
	TOTAL CALL OPTIONS PURCHASED (Cost - $24,948,718)					24,016,858

	PUT OPTIONS PURCHASED - 16.1%
200	Corn Future, Maturing August 2019 +	Wedbush	4,450,000	7/26/2019	445.00	280,000
100	Corn Future, Maturing August 2019 +	Wedbush	3,000,000	7/26/2019	600.00	876,250
100	Corn Future, Maturing September 2019 +	Wedbush	1,650,000	8/23/2019	330.00	625
100	Corn Future, Maturing September 2019 +	Wedbush	2,150,000	8/23/2019	430.00	118,750
450	Corn Future, Maturing December 2019 +	Wedbush	7,650,000	11/22/2019	340.00	19,687
200	Corn Future, Maturing December 2019 +	Wedbush	3,700,000	11/22/2019	370.00	40,000
200	Corn Future, Maturing December 2019 +	Wedbush	3,800,000	11/22/2019	380.00	62,500
200	Corn Future, Maturing December 2019 +	Wedbush	4,100,000	11/22/2019	410.00	175,000
100	Crude Oil Future, Maturing August 2019 +	Wedbush	5,450,000	7/17/2019	54.50	66,000
100	Crude Oil Future, Maturing September 2019 +	Wedbush	3,950,000	8/15/2019	39.50	6,000
150	Crude Oil Future, Maturing September 2019 +	Wedbush	6,825,000	8/15/2019	45.50	31,500
1	Crude Oil Future, Maturing September 2019 +	Wedbush	51,500	8/15/2019	51.50	790
150	Crude Oil Future, Maturing September 2019 +	Wedbush	8,250,000	8/15/2019	55.00	234,000
50	Crude Oil Future, Maturing October 2019 +	Wedbush	2,425,000	9/17/2019	48.50	38,000
100	Crude Oil Future, Maturing October 2019 +	Wedbush	5,000,000	9/17/2019	50.00	98,000
100	Crude Oil Future, Maturing October 2019 +	Wedbush	5,050,000	9/17/2019	50.50	107,000
100	Crude Oil Future, Maturing October 2019 +	Wedbush	5,700,000	9/17/2019	57.00	290,000
300	Crude Oil Future, Maturing Novemeber 2019 +	Wedbush	14,400,000	10/17/2019	48.00	306,000
100	Crude Oil Future, Maturing December 2019 +	Wedbush	2,800,000	11/15/2019	28.00	4,000
100	Crude Oil Future, Maturing December 2019 +	Wedbush	3,500,000	11/15/2019	35.00	15,000
200	Crude Oil Future, Maturing December 2019 +	Wedbush	8,000,000	11/15/2019	40.00	76,000
100	Crude Oil Future, Maturing December 2019 +	Wedbush	5,600,000	11/15/2019	56.00	354,000

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST HEDGED COMMODITY STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Contracts (a)		Counterparty	Notional Value	Expiration Date	Exercise Price	Value
	OPTIONS PURCHASED (Continued) - 64.0% *
	PUT OPTIONS PURCHASED (Continued) - 16.1%
50	Gold Future, Maturing August 2019 +	Wedbush	$6,400,000	7/25/2019	$1,280.00	$500
250	Gold Future, Maturing August 2019 +	Wedbush	32,625,000	7/25/2019	1,305.00	7,500
150	Gold Future, Maturing August 2019 +	Wedbush	20,775,000	7/25/2019	1,385.00	154,500
100	Gold Future, Maturing August 2019 +	Wedbush	14,600,000	7/25/2019	1,460.00	558,000
100	Gold Future, Maturing August 2019 +	Wedbush	14,650,000	7/25/2019	1,465.00	599,000
100	Gold Future, Maturing August 2019 +	Wedbush	15,000,000	7/25/2019	1,500.00	906,000
150	Gold Future, Maturing September 2019 +	Wedbush	19,800,000	8/27/2019	1,320.00	33,000
150	Gold Future, Maturing September 2019 +	Wedbush	19,875,000	8/27/2019	1,325.00	39,000
100	Gold Future, Maturing September 2019 +	Wedbush	13,550,000	8/27/2019	1,355.00	68,000
150	Gold Future, Maturing September 2019 +	Wedbush	21,000,000	8/27/2019	1,400.00	325,500
100	Gold Future, Maturing September 2019 +	Wedbush	15,000,000	8/27/2019	1,500.00	914,000
100	Gold Future, Maturing October 2019 +	Wedbush	13,150,000	9/25/2019	1,315.00	37,000
50	Gold Future, Maturing October 2019 +	Wedbush	7,250,000	9/25/2019	1,450.00	286,000
100	Gold Future, Maturing January 2020 +	Wedbush	13,250,000	12/26/2019	1,325.00	108,000
100	Gold Future, Maturing January 2020 +	Wedbush	14,750,000	12/26/2019	1,475.00	809,000
	TOTAL PUT OPTIONS PURCHASED (Cost - $17,955,693)					8,044,102

	TOTAL OPTIONS PURCHASED (Cost - $42,904,411)					32,060,960

Principal			Coupon Rate (%)	Maturity
	UNITED STATES GOVERNMENT SECURITIES - 63.6%
$2,000,000	United States Treasury Note		0.750	7/15/2019		1,998,873
4,000,000	United States Treasury Note		1.625	8/31/2019		3,995,658
5,000,000	United States Treasury Note		1.000	8/31/2019		4,989,451
10,000,000	United States Treasury Note		0.875	9/15/2019		9,971,394
2,000,000	United States Treasury Note		1.000	9/30/2019		1,994,375
5,000,000	United States Treasury Note		1.500	10/31/2019		4,990,430
4,000,000	United States Treasury Strips Principal		0.000	12/15/2019		3,962,629
	TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost - $31,887,373)					31,902,810

Shares
	SHORT-TERM INVESTMENTS - 18.0%
9,039,434	First American Government Obligations Funds, 2.32% ** ^					9,039,434
	TOTAL SHORT-TERM INVESTMENTS (Cost - $9,039,434)					9,039,434

	TOTAL INVESTMENTS - 145.6% (Cost - $83,831,218)					$73,003,204
	LIABILITIES IN EXCESS OF OTHER ASSETS - (45.6)%					(22,866,074)
	NET ASSETS - 100.0%					$50,137,130

Contracts (a)		Counterparty	Notional Value	Expiration Date	Exercise Price	Value
	OPTIONS WRITTEN - (59.0)% *
	CALL OPTIONS WRITTEN - (45.6)%
100	Corn Future, Maturing August 2019 +	Wedbush	$2,425,000	7/26/2019	$485.00	$11,250
1	Corn Future, Maturing September 2019 +	Wedbush	21,000	8/23/2019	420.00	1,119
50	Corn Future, Maturing September 2019 +	Wedbush	1,200,000	8/23/2019	480.00	16,250
600	Corn Future, Maturing December 2019 +	Wedbush	10,800,000	11/22/2019	360.00	2,208,750
250	Corn Future, Maturing December 2019 +	Wedbush	5,750,000	11/22/2019	460.00	259,375
100	Crude Oil Future, Maturing August 2019 +	Wedbush	5,550,000	7/17/2019	55.50	385,000
100	Crude Oil Future, Maturing August 2019 +	Wedbush	5,700,000	7/17/2019	57.00	280,000
150	Crude Oil Future, Maturing August 2019 +	Wedbush	9,075,000	7/17/2019	60.50	160,500
25	Crude Oil Future, Maturing August 2019 +	Wedbush	1,575,000	7/17/2019	63.00	11,000
100	Crude Oil Future, Maturing August 2019 +	Wedbush	6,550,000	7/17/2019	65.50	18,000
50	Crude Oil Future, Maturing August 2019 +	Wedbush	3,375,000	7/17/2019	67.50	4,500
100	Crude Oil Future, Maturing August 2019 +	Wedbush	7,100,000	7/17/2019	71.00	3,000
100	Crude Oil Future, Maturing September 2019 +	Wedbush	5,550,000	8/15/2019	55.50	472,000
200	Crude Oil Future, Maturing September 2019 +	Wedbush	13,500,000	8/15/2019	67.50	70,000
300	Crude Oil Future, Maturing September 2019 +	Wedbush	20,850,000	8/15/2019	69.50	63,000
300	Crude Oil Future, Maturing September 2019 +	Wedbush	24,600,000	8/15/2019	82.00	6,000
100	Crude Oil Future, Maturing October 2019 +	Wedbush	4,800,000	9/17/2019	48.00	1,106,000
100	Crude Oil Future, Maturing October 2019 +	Wedbush	5,050,000	9/17/2019	50.50	894,000
102	Crude Oil Future, Maturing October 2019 +	Wedbush	5,763,000	9/17/2019	56.50	469,200
150	Crude Oil Future, Maturing October 2019 +	Wedbush	8,850,000	9/17/2019	59.00	481,500
200	Crude Oil Future, Maturing October 2019 +	Wedbush	12,500,000	9/17/2019	62.50	354,000
100	Crude Oil Future, Maturing October 2019 +	Wedbush	6,800,000	9/17/2019	68.00	57,000
100	Crude Oil Future, Maturing October 2019 +	Wedbush	7,050,000	9/17/2019	70.50	33,000
402	Crude Oil Future, Maturing November 2019 +	Wedbush	19,296,000	10/17/2019	48.00	4,498,380
50	Crude Oil Future, Maturing November 2019 +	Wedbush	2,575,000	10/17/2019	51.50	419,500
400	Crude Oil Future, Maturing November 2019 +	Wedbush	22,400,000	10/17/2019	56.00	2,108,000
100	Crude Oil Future, Maturing November 2019 +	Wedbush	5,900,000	10/17/2019	59.00	360,000

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST HEDGED COMMODITY STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Contracts (a)		Counterparty	Notional Value	Expiration Date	Exercise Price	Value
	OPTIONS WRITTEN (Continued) - (59.0)% *
	CALL OPTIONS WRITTEN (Continued) - (45.6)%
150	Crude Oil Future, Maturing November 2019 +	Wedbush	$9,075,000	10/17/2019	$60.50	$435,000
200	Crude Oil Future, Maturing November 2019 +	Wedbush	12,400,000	10/17/2019	62.00	460,000
350	Crude Oil Future, Maturing November 2019 +	Wedbush	22,925,000	10/17/2019	65.50	441,000
300	Crude Oil Future, Maturing November 2019 +	Wedbush	24,600,000	10/17/2019	82.00	30,000
3	Crude Oil Future, Maturing December 2019 +	Wedbush	118,500	11/15/2019	39.50	56,220
100	Crude Oil Future, Maturing December 2019 +	Wedbush	4,900,000	11/15/2019	49.00	1,040,000
200	Crude Oil Future, Maturing December 2019 +	Wedbush	11,900,000	11/15/2019	59.50	724,000
150	Crude Oil Future, Maturing January 2020 +	Wedbush	7,950,000	12/16/2019	53.00	1,140,000
150	Crude Oil Future, Maturing January 2020 +	Wedbush	8,400,000	12/16/2019	56.00	858,000
50	Gold Future, Maturing August 2019 +	Wedbush	6,425,000	7/25/2019	1,285.00	644,000
150	Gold Future, Maturing August 2019 +	Wedbush	20,175,000	7/25/2019	1,345.00	1,060,500
75	Gold Future, Maturing August 2019 +	Wedbush	10,237,500	7/25/2019	1,365.00	402,000
200	Gold Future, Maturing September 2019 +	Wedbush	28,000,000	8/27/2019	1,400.00	824,000
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $24,643,119)					22,865,044

	PUT OPTIONS WRITTEN - (13.4)%
300	Corn Future, Maturing August 2019 +	Wedbush	7,500,000	7/26/2019	500.00	1,147,500
1	Corn Future, Maturing September 2019 +	Wedbush	17,500	8/23/2019	350.00	25
300	Corn Future, Maturing September 2019 +	Wedbush	5,850,000	8/23/2019	390.00	75,000
200	Corn Future, Maturing September 2019 +	Wedbush	4,100,000	8/23/2019	410.00	123,750
50	Corn Future, Maturing December 2019 +	Wedbush	825,000	11/22/2019	330.00	1,562
299	Corn Future, Maturing December 2019 +	Wedbush	5,232,500	11/22/2019	350.00	22,425
100	Crude Oil Future, Maturing August 2019 +	Wedbush	4,950,000	7/17/2019	49.50	15,000
1	Crude Oil Future, Maturing August 2019 +	Wedbush	51,500	7/17/2019	51.50	270
100	Crude Oil Future, Maturing August 2019 +	Wedbush	5,250,000	7/17/2019	52.50	36,000
50	Crude Oil Future, Maturing August 2019 +	Wedbush	2,900,000	7/17/2019	58.00	86,500
150	Crude Oil Future, Maturing September 2019 +	Wedbush	7,425,000	8/15/2019	49.50	78,000
150	Crude Oil Future, Maturing September 2019 +	Wedbush	7,875,000	8/15/2019	52.50	144,000
99	Crude Oil Future, Maturing October 2019 +	Wedbush	4,356,000	9/17/2019	44.00	33,660
50	Crude Oil Future, Maturing October 2019 +	Wedbush	2,400,000	9/17/2019	48.00	35,000
100	Crude Oil Future, Maturing October 2019 +	Wedbush	5,150,000	9/17/2019	51.50	126,000
100	Crude Oil Future, Maturing October 2019 +	Wedbush	5,450,000	9/17/2019	54.50	202,000
100	Crude Oil Future, Maturing Novemeber 2019 +	Wedbush	3,550,000	10/17/2019	35.50	12,000
200	Crude Oil Future, Maturing Novemeber 2019 +	Wedbush	8,800,000	10/17/2019	44.00	110,000
200	Crude Oil Future, Maturing Novemeber 2019 +	Wedbush	8,900,000	10/17/2019	44.50	118,000
100	Crude Oil Future, Maturing December 2019 +	Wedbush	4,950,000	11/15/2019	49.50	158,000
100	Crude Oil Future, Maturing December 2019 +	Wedbush	5,150,000	11/15/2019	51.50	206,000
250	Gold Future, Maturing August 2019 +	Wedbush	32,500,000	7/25/2019	1,300.00	7,500
100	Gold Future, Maturing August 2019 +	Wedbush	13,350,000	7/25/2019	1,335.00	13,000
300	Gold Future, Maturing August 2019 +	Wedbush	44,250,000	7/25/2019	1,475.00	2,052,000
350	Gold Future, Maturing September 2019 +	Wedbush	47,250,000	8/27/2019	1,350.00	206,500
300	Gold Future, Maturing September 2019 +	Wedbush	42,150,000	8/27/2019	1,405.00	723,000
150	Gold Future, Maturing October 2019 +	Wedbush	20,475,000	9/25/2019	1,365.00	198,000
100	Gold Future, Maturing January 2020 +	Wedbush	13,900,000	12/26/2019	1,390.00	307,000
100	Gold Future, Maturing January 2020 +	Wedbush	14,200,000	12/26/2019	1,420.00	455,000
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $16,042,131)					6,692,692

	TOTAL OPTIONS WRITTEN (Premiums Received - $40,685,250)					$29,557,736

*	Non-income producing security.

^	All collateral for open options contracts consists of cash included on the Consolidated Statement of Assets and Liabilities.

+	All or a portion of this investment is a holding of the CHCSF Fund Limited.

**	Rate shown represents the rate at June 30, 2019, is subject to change and resets daily.

(a)	Each contract is equivalent to one underlying futures contract.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST HEDGED FUTURES STRATEGY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2019

Contracts (a)		Counterparty	Notional	Expiration Date	Exercise Price	Value
	PURCHASED OPTIONS - 10.2% *
	CALL OPTIONS PURCHASED - 8.9%
500	S&P 500 Index Future, Maturing September 2019	RBC	$368,125,000	7/5/2019	$2,945	$3,087,500
1,000	S&P 500 Index Future, Maturing September 2019	HSBC	745,000,000	7/5/2019	2,980	2,375,000
3,000	S&P 500 Index Future, Maturing September 2019	Wedbush	2,306,250,000	7/5/2019	3,075	112,500
5,000	S&P 500 Index Future, Maturing September 2019	HSBC, Wedbush	3,762,500,000	7/12/2019	3,010	7,875,000
1,000	S&P 500 Index Future, Maturing September 2019	HSBC	731,250,000	7/19/2019	2,925	12,425,000
2,000	S&P 500 Index Future, Maturing September 2019	HSBC	1,500,000,000	7/19/2019	3,000	6,250,000
2,000	S&P 500 Index Future, Maturing September 2019	HSBC, RBC	1,587,500,000	7/19/2019	3,175	175,000
1,500	S&P 500 Index Future, Maturing September 2019	Wedbush	1,153,125,000	7/31/2019	3,075	1,368,750
1,000	S&P 500 Index Future, Maturing September 2019	Wedbush	775,000,000	8/16/2019	3,100	1,112,500
1,000	S&P 500 Index Future, Maturing September 2019	RBC	775,000,000	8/30/2019	3,100	1,850,000
1,000	S&P 500 Index Future, Maturing December 2019	HSBC	787,500,000	9/20/2019	3,150	1,450,000
	TOTAL CALL OPTIONS PURCHASED (Cost - $31,626,875)					38,081,250

	PUT OPTIONS PURCHASED - 1.3%
500	S&P 500 Index Future, Maturing September 2019	RBC, Wedbush	356,250,000	7/5/2019	2,850	618,750
250	S&P 500 Index Future, Maturing September 2019	RBC	181,250,000	7/5/2019	2,900	725,000
500	S&P 500 Index Future, Maturing September 2019	Wedbush	365,625,000	7/5/2019	2,925	2,250,000
4,000	S&P 500 Index Future, Maturing September 2019	HSBC, Wedbush	2,300,000,000	8/30/2019	2,300	2,200,000
	TOTAL PUT OPTIONS PURCHASED (Cost - $8,643,750)					5,793,750

	TOTAL PURCHASED OPTIONS (Cost - $40,270,625)					43,875,000

	PRIVATE INVESTMENT FUND - 10.5%
	Prime Meridian Income QP Fund, LP # +					45,143,586
	TOTAL PRIVATE INVESTMENT FUND (Cost - $42,443,277)					45,143,586

Principal			Coupon Rate (%)	Maturity
	UNITED STATES GOVERNMENT SECURITY - 23.2%
$100,000,000	United States Treasury Note ^		1.000	8/31/2019		99,789,019
	TOTAL UNITED STATES GOVERNMENT SECURITY (Cost - $99,751,786)					99,789,019

	SHORT-TERM INVESTMENTS - 39.8%
	MONEY MARKET FUNDS - 39.8%
171,361,495	First American Government Obligations Portfolio- Institutional Class 2.32% ** ^					171,361,495
	TOTAL SHORT-TERM INVESTMENTS (Cost - $171,361,495)					171,361,495

	TOTAL INVESTMENTS - 83.7% (Cost - $353,827,183)					$360,169,100
	OTHER ASSETS LESS LIABILITIES - 16.3%					69,985,808
	NET ASSETS - 100.0%					$430,154,908

Contracts (a)		Counterparty	Notional	Expiration Date	Exercise Price	Value
	WRITTEN OPTIONS - (10.8)% *
	CALL OPTIONS WRITTEN - (9.9)%
500	S&P 500 Index Future, Maturing September 2019	Wedbush	$371,250,000	7/5/2019	$2,970	1,612,500
4,000	S&P 500 Index Future, Maturing September 2019	HSBC, Wedbush	3,000,000,000	7/5/2019	3,000	4,400,000
2,000	S&P 500 Index Future, Maturing September 2019	Wedbush	1,487,500,000	7/12/2019	2,975	8,300,000
3,000	S&P 500 Index Future, Maturing September 2019	HSBC	2,231,250,000	7/19/2019	2,975	16,050,000
1,000	S&P 500 Index Future, Maturing September 2019	Wedbush	768,750,000	7/19/2019	3,075	437,500
1,000	S&P 500 Index Future, Maturing September 2019	Wedbush	775,000,000	7/19/2019	3,100	250,000
1,000	S&P 500 Index Future, Maturing September 2019	HSBC	781,250,000	7/19/2019	3,125	175,000
1,000	S&P 500 Index Future, Maturing September 2019	RBC	787,500,000	7/19/2019	3,150	125,000
1,500	S&P 500 Index Future, Maturing September 2019	HSBC, RBC	1,143,750,000	7/31/2019	3,050	2,475,000
2,000	S&P 500 Index Future, Maturing September 2019	RBC	1,587,500,000	7/31/2019	3,175	300,000
1,000	S&P 500 Index Future, Maturing September 2019	HSBC	768,750,000	8/16/2019	3,075	1,875,000
2,000	S&P 500 Index Future, Maturing September 2019	Wedbush	1,575,000,000	8/16/2019	3,150	825,000
1,000	S&P 500 Index Future, Maturing September 2019	HSBC	768,750,000	8/30/2019	3,075	2,875,000
2,000	S&P 500 Index Future, Maturing September 2019	RBC	1,575,000,000	8/30/2019	3,150	1,500,000
2,000	S&P 500 Index Future, Maturing December 2019	Wedbush	1,600,000,000	9/20/2019	3,200	1,400,000
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $36,144,375)					$42,600,000

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED FUTURES STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Contracts (a)		Counterparty	Notional	Expiration Date	Exercise Price	Value
	WRITTEN OPTIONS - (10.8)% * (Continued)
	PUT OPTIONS WRITTEN - (0.9)%
500	S&P 500 Index Future, Maturing September 2019	HSBC	$312,500,000	7/5/2019	$2,500	$12,500
500	S&P 500 Index Future, Maturing September 2019	Wedbush	359,375,000	7/5/2019	2,875	937,500
750	S&P 500 Index Future, Maturing September 2019	Wedbush	543,750,000	7/5/2019	2,900	2,175,000
1,000	S&P 500 Index Future, Maturing September 2019	Wedbush	643,750,000	7/19/2019	2,575	350,000
1,000	S&P 500 Index Future, Maturing September 2019	Wedbush	650,000,000	7/19/2019	2,600	412,500
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $8,118,750)					$3,887,500
	TOTAL OPTIONS WRITTEN (Premiums Received - $44,263,125)					$46,487,500

LP - Limited Partnership

HSBC - Hongkong and Shanghai Banking Corporation

RBC - Royal Bank of Canada

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2019, is subject to change and resets daily.

+	Affiliated issuer.

#	The security is illiquid; total illiquid securities represent 10.5% of net assets.

^	All or a portion of security held as collateral for open options contracts.

(a)	Each contract is equivalent to one of the underlying futures contract.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST SYSTEMATIC ALPHA FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Value
	OPEN ENDED FUNDS - 79.3%
107,474	Catalyst Enhanced Income Strategy Fund +	$1,198,334
91,241	Catalyst/CIFC Floating Rate Income Fund +	875,000
	TOTAL OPEN ENDED FUNDS (Cost - $2,071,420)	2,073,334

	SHORT-TERM INVESTMENTS - 1.8%
47,219	First American Government Obligations Portfolio- Institutional Class 2.32% *	47,219
	TOTAL SHORT-TERM INVESTMENTS (Cost - $47,219)	47,219

	TOTAL INVESTMENTS - 81.1% (Cost - $2,118,639)	$2,120,553
	OTHER ASSETS LESS LIABILITIES - 18.9%	494,901
	NET ASSETS - 100.0%	$2,615,454

*	Rate shown represents the rate at June 30, 2019, is subject to change and resets daily.

+	Affiliated issuer.

TOTAL RETURN SWAPS - 7.2%

The BNP Paribas Catalyst Systematic Index (“BNP CASA Index”) is a rules based index designed to capitalize on structural inefficiencies and behavorial biases present within the equity, fixed income, commodity and currency markets. The BNP CASA Index is comprised of seven rules-based Index components created by BNP Paribas.

							Unrealized
		Notional		Expiration	Pay/Receive	Upfront	Appreciation/
Shares	Reference Entity	Amount	Counterparty	Date	Fixed Rate	Payments	Depreciation
537	BNP Paribas Catalyst Systematic Index **	$900,000	BNP Paribas	2/13/2020	0.5000%	—	$77,360
1,021	BNP Paribas Catalyst Systematic Index **	1,750,000	BNP Paribas	3/2/2020	0.5000%	—	110,198
							$187,558

**	This security is held by CSACS Fund Ltd.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST SYSTEMATIC ALPHA FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

BNP Paribas Catalyst Systematic Index Swap Holdings Top 50 Holdings ^

						Unrealized
						Appreciation/
Long Contracts		Counterparty	Notional Amount	Maturity		(Depreciation)	Weighted %

	OPEN LONG FUTURES CONTRACTS
23	10 Year US Future	BNP Paribas	$2,941,025	September-19		$15,886	13.71%
6	CMX Gold Future	BNP Paribas	831,380	December-19		53,261	3.88%
8	E10 Future	BNP Paribas	1,626,105	September-19		18,374	7.58%
29	Eurostoxx 50 Future	BNP Paribas	1,142,419	September-19		65,520	5.33%
3	HSCEI Future	BNP Paribas	193,547	July-19		10,967	0.90%
9	LME Aluminium HG Future	BNP Paribas	413,652	January-20		4,103	1.93%
2	LME Aluminium HG Future	BNP Paribas	79,201	December-20		994	0.37%
1	LME Copper Future	BNP Paribas	140,234	August-19		3,673	0.65%
3	LME Zinc Future	BNP Paribas	204,612	January-20		6,455	0.95%
419	NYMEX Heating Oil Future	BNP Paribas	345,621	January-20		22,026	1.61%
5	NYMEX Natural Gas Future	BNP Paribas	119,991	April-20		(4,035)	0.56%
6	NYMEX WTI Crude Future	BNP Paribas	346,366	January-20		29,646	1.61%
3	NYMEX WTI Crude Future	BNP Paribas	165,908	July-20		11,739	0.77%
6	S&P 500 Future	BNP Paribas	886,122	September-19		61,731	4.13%
	NET UNREALIZED GAIN FROM OPEN LONG FUTURE CONTRACTS					300,340

Short Contracts
	OPEN SHORT FUTURES CONTRACTS
(11)	CBOE VIX Future	BNP Paribas	(170,581)	July-19		26,064	0.80%
(335)	CMX Copper Future	BNP Paribas	(227,828)	September-19		(5,371)	1.06%
(2)	CMX Gold Future	BNP Paribas	(242,056)	August-19		(15,640)	1.13%
(3)	Emerging Future	BNP Paribas	(149,665)	September-19		(7,427)	0.70%
(1)	ICE Brent Crude Future	BNP Paribas	(83,863)	September-19		(5,937)	0.39%
(1)	ICE Gas Oil Future	BNP Paribas	(86,167)	September-19		(5,252)	0.40%
(0)	JGB Future	BNP Paribas	(422,423)	September-19		(2,042)	1.97%
(9)	LME Aluminium Future	BNP Paribas	(413,721)	November-19		(3,678)	1.93%
(3)	LME Aluminium HG Future	BNP Paribas	(127,385)	September-19		(1,359)	0.59%
(1)	LME Nickel Future	BNP Paribas	(93,169)	September-19		(6,374)	0.43%
(2)	LME Zinc Future	BNP Paribas	(97,259)	September-19		(2,004)	0.45%
(3)	LME Zinc Future	BNP Paribas	(204,213)	November-19		(5,131)	0.95%
(2)	Nikkei Future	BNP Paribas	(166,247)	September-19		(7,235)	0.77%
(118)	NYMEX Gasoline RBOB Future	BNP Paribas	(91,615)	September-19		(9,566)	0.43%
(83)	NYMEX Heating Oil Future	BNP Paribas	(68,068)	September-19		(4,737)	0.32%
(420)	NYMEX Heating Oil Future	BNP Paribas	(345,761)	November-19		(22,864)	1.61%
(9)	NYMEX Natural Gas Future	BNP Paribas	(201,124)	September-19		9,249	0.94%
(5)	NYMEX WTI Crude Future	BNP Paribas	(263,732)	September-19		(25,016)	1.23%
(6)	NYMEX WTI Crude Future	BNP Paribas	(346,559)	November-19		(31,352)	1.62%
	NET UNREALIZED LOSS FROM OPEN SHORT FUTURE CONTRACTS					(125,672)

					Exercise
Contracts					Price	Value
	OPTIONS PURCHASED
	CALL OPTIONS PURCHASED
158	S&P 500 Index	BNP Paribas	475,375	7/19/2019	$3,013.69	$1,776	2.22%
129	S&P 500 Index	BNP Paribas	388,792	7/26/2019	3,013.60	2,557	1.81%
72	S&P 500 Index	BNP Paribas	215,775	8/2/2019	3,014.20	2,075	1.01%
66	S&P 500 Index	BNP Paribas	197,479	8/9/2019	3,013.80	2,187	0.92%
	TOTAL CALL OPTIONS PURCHASED					8,595

	OPTIONS WRITTEN
	CALL OPTIONS WRITTEN
21	S&P 500 Index	BNP Paribas	63,628	8/2/2019	$3,070.72	$(124)	0.30%
21	S&P 500 Index	BNP Paribas	65,022	8/2/2019	3,121.66	(21)	0.30%
21	S&P 500 Index	BNP Paribas	66,769	8/2/2019	3,145.61	(11)	0.31%
21	S&P 500 Index	BNP Paribas	63,584	8/9/2019	3,067.90	(194)	0.30%
21	S&P 500 Index	BNP Paribas	62,802	8/9/2019	2,999.91	(885)	0.29%
21	S&P 500 Index	BNP Paribas	66,723	8/9/2019	3,142.72	(22)	0.31%
21	S&P 500 Index	BNP Paribas	65,982	8/9/2019	3,074.91	(164)	0.31%
22	S&P 500 Index	BNP Paribas	69,239	8/9/2019	3,149.91	(19)	0.32%
20	S&P 500 Index	BNP Paribas	63,298	8/16/2019	3,164.46	(14)	0.30%
	TOTAL CALL OPTIONS WRITTEN					(1,454)

	PUT OPTIONS WRITTEN
158	S&P 500 Index	BNP Paribas	475,375	7/19/2019	$3,013.69	$(1,776)	2.22%
129	S&P 500 Index	BNP Paribas	388,792	7/26/2019	3,013.60	(2,557)	1.81%
72	S&P 500 Index	BNP Paribas	215,775	8/2/2019	3,014.20	(2,074)	1.01%
66	S&P 500 Index	BNP Paribas	197,479	8/9/2019	3,013.80	(2,187)	0.92%
	TOTAL PUT OPTIONS WRITTEN					(8,594)

	TOTAL OPTIONS WRITTEN					(10,048)

^	The make up of the underlying index and the total positions will not correlate to the unrealized for the total return swaps due to timing of contracts opened and closed in the index.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST MULTI STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Value
	SHORT-TERM INVESTMENTS - 74.1%
3,267,709	First American Government Obligations Portfolio- Institutional Class 2.32% * #	$3,267,709
	TOTAL SHORT-TERM INVESTMENTS (Cost - $3,267,709)

	TOTAL INVESTMENTS - 74.1% (Cost - $3,267,709)	$3,267,709
	OTHER ASSETS LESS LIABILITIES - 25.9%	1,144,597
	NET ASSETS - 100.0%	$4,412,306

*	Rate shown represents the rate at June 30, 2019, is subject to change and resets daily.

#	All or portion of this security is segregated as collateral for open future contracts.

				Unrealized
				Appreciation/
Long Contracts		Notional Amount	Maturity	(Depreciation)
	OPEN LONG FUTURES CONTRACTS - 0.8%
17	90-Day Euro$ Future ^	$4,182,850	September-21	$14,025
16	3 Month Euro Euribor ^	4,573,195	September-21	11,002
3	Gold 100 oz. +	424,110	August-19	12,239
	NET UNREALIZED APPRECIATION FROM OPEN LONG FUTURE CONTRACTS			37,266

Short Contracts
	OPEN SHORT FUTURES CONTRACTS - (0.0)%
(1)	Cocoa Future +	(24,250)	September-19	181
(3)	Natural Gas Future +	(68,460)	September-19	(960)
	NET UNREALIZED DEPRECIATION FROM OPEN SHORT FUTURE CONTRACTS			(779)
	TOTAL UNREALIZED GAIN FROM OPEN FUTURES CONTRACTS			$36,487

+	All of this investment is a holding of the CAMFMSF Fund Limited.

^	The security is illiquid; total illiquid securities represent 0.5% of net assets.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST EXCEED DEFINED RISK FUND
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares				Value
	EXCHANGE TRADED FUNDS - 9.2%
17,618	SPDR Portfolio Short Term Corporate Bond ETF +			$542,282
7,248	Vanguard Short-Term Corporate Bond ETF +			584,769
	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,119,361)			1,127,051

Principal		Coupon Rate	Maturity
	CORPORATE BONDS - 69.0%
	ADVERTISING - 1.0%
$125,000	Omnicom	4.450%	8/15/2020	127,825

	AEROSPACE/DEFENSE - 1.2%
10,000	Lockheed Martin Corp.	4.250%	11/15/2019	10,076
134,000	Rockwell Collins, Inc.	5.250%	7/15/2019	134,127
				144,203
	AUTO MANUFACTURERS - 4.5%
250,000	Ford Motor Credit Co. LLC	2.597%	11/4/2019	249,883
150,000	Ford Motor Credit Co. LLC	2.681%	1/9/2020	149,928
150,000	General Motors Financial Co., Inc.	2.350%	10/4/2019	149,928
				549,739
	BANKS - 14.8%
250,000	Citigroup, Inc.	2.400%	2/18/2020	250,038
75,000	Citigroup, Inc.	2.500%	7/29/2019	75,009
100,000	Citigroup, Inc.	5.375%	8/9/2020	103,275
200,000	Goldman Sachs Group, Inc.	2.550%	10/23/2019	200,090
100,000	Goldman Sachs Group, Inc.	6.000%	6/15/2020	103,344
250,000	HSBC USA, Inc.	2.350%	3/5/2020	250,063
250,000	JPMorgan Chase & Co.	4.400%	7/22/2020	255,602
100,000	KeyBank NA	2.250%	3/16/2020	99,955
262,000	Morgan Stanley	2.375%	7/23/2019	261,991
100,000	Morgan Stanley	5.625%	9/23/2019	100,699
105,000	PNC Financial Services Group, Inc.	5.125%	2/8/2020	106,760
				1,806,826
	BIOTECHNOLOGY - 2.1%
250,000	Amgen, Inc.	4.500%	3/15/2020	253,699

	CHEMICALS - 0.4%
50,000	Sherwin - Williams Co.	2.250%	5/15/2020	49,918

	COMPUTERS - 0.8%
100,000	International Business Machines Corp.	1.625%	5/15/2020	99,443

	COSMETICS/PERSONAL CARE - 2.9%
350,000	Unilever Capital Corp.	2.100%	7/30/2020	349,837

	DIVERSIFIED FINANCIAL SERVICES - 1.6%
200,000	American Express Credit Corp.	2.250%	8/15/2019	199,958

	ELECTRIC - 6.3%
50,000	Consolidated Edison, Inc.	2.000%	3/15/2020	49,844
250,000	Dominion Energy, Inc.	2.579%	7/1/2020	249,692
250,000	Duke Energy Florida LLC	1.850%	1/15/2020	249,119
225,000	Public Service Enterprise Group, Inc.	1.600%	11/15/2019	224,182
				772,837
	ELECTRONICS - 1.2%
150,000	Amphenol Corp.	2.200%	4/1/2020	149,704

	FOOD - 1.2%
144,000	Kroger Co.	1.500%	9/30/2019	143,628

	HEALTHCARE - PRODUCTS - 2.9%
150,000	Becton Dickinson & Co.	2.675%	12/15/2019	150,064
200,000	Life Technologies Corp.	6.000%	3/1/2020	204,267
				354,331
	HEALTHCARE - SERVICES - 2.9%
200,000	Anthem, Inc.	2.250%	8/15/2019	199,932
50,000	Cigna Holding Co.	5.125%	6/15/2020	51,235
100,000	Humana, Inc.	2.625%	10/1/2019	100,038
				351,205

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST EXCEED DEFINED RISK FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Principal			Coupon Rate	Maturity		Value
	CORPORATE BONDS (Continued) - 69.0%
	INSURANCE - 6.3%
$250,000	Hartford Financial Services Group, Inc.		5.500%	3/20/2020		$255,510
300,000	Lincoln National Corp.		6.250%	2/15/2020		306,607
200,000	Prudential Financial, Inc.		5.375%	6/21/2020		205,979
						768,096
	INTERNET - 1.6%
200,000	Ebay, Inc.		2.150%	6/5/2020		199,538

	MEDIA - 3.3%
100,000	Comcast Corp.		5.150%	3/1/2020		101,802
200,000	NBCUniversal Media LLC		5.150%	4/30/2020		204,588
50,000	TWDC Enterprises 18 Corp.		1.950%	3/4/2020		49,879
50,000	TWDC Enterprises 18 Corp.		1.800%	6/5/2020		49,818
						406,087
	MISCELLANEOUS MANUFACTURING - 1.7%
200,000	General Electric Co.		5.550%	5/4/2020		204,646

	PHARMACEUTICALS - 3.8%
200,000	Cardinal Health, Inc.		2.400%	11/15/2019		199,859
250,000	Pfizer, Inc.		5.200%	8/12/2020		258,060
						457,919
	PIPELINES - 1.1%
125,000	Kinder Morgan Enerfy Partners LP		6.500%	4/1/2020		128,638

	SOFTWARE- 2.0%
238,000	CA, Inc.		5.375%	12/1/2019		240,137

	TRANSPORTATION - 3.8%
200,000	Burlington Northern Santa Fe LLC		4.700%	10/1/2019		201,027
250,000	Norfolk Southern Railway Co.		9.750%	6/15/2020		267,395
						468,422
	TRUCKING & LEASING - 1.6%
200,000	GATX Corp.		2.500%	7/30/2019		199,989

	TOTAL CORPORATE BONDS (Cost - $8,412,733)					8,426,625

Contracts (a)		Counterparty	Notional Value	Expiration Date	Exercise Price	Value
	TOTAL OPTIONS PURCHASED - 8.7% *
	CALL OPTION PURCHASED - 8.7%
5	SPDR S&P 500 ETF Trust	Pershing	$135,500	7/19/2019	$271	$11,225
40	SPDR S&P 500 ETF Trust	Pershing	1,088,000	7/19/2019	272	85,960
52	SPDR S&P 500 ETF Trust	Pershing	1,456,000	7/19/2019	280	73,632
2	SPDR S&P 500 ETF Trust	Pershing	58,200	9/30/2019	291	2,030
146	SPDR S&P 500 ETF Trust	Pershing	4,263,200	9/30/2019	292	147,606
75	SPDR S&P 500 ETF Trust	Pershing	2,002,500	1/17/2020	267	250,500
60	SPDR S&P 500 ETF Trust	Pershing	1,752,000	1/17/2020	292	81,420
61	SPDR S&P 500 ETF Trust	Pershing	1,769,000	3/20/2020	290	103,334
1	SPDR S&P 500 ETF Trust	Pershing	29,100	3/20/2020	291	1,726
45	SPDR S&P 500 ETF Trust	Pershing	1,282,500	6/19/2020	285	104,175
103	SPDR S&P 500 ETF Trust	Pershing	2,987,000	6/19/2020	290	200,953
	TOTAL CALL OPTIONS PURCHASED (Cost - $892,016)					1,062,561

Principal			Coupon Rate	Maturity
	UNITED STATES GOVERNMENT SECURITIES - 12.3%
$500,000	United States Treasury Note +		1.000%	9/30/2019		498,594
500,000	United States Treasury Note +		1.500%	11/30/2019		498,730
500,000	United States Treasury Note +		1.375%	3/31/2020		497,598
	TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost - $1,490,389)					1,494,922

	TOTAL INVESTMENTS - 99.2% (Cost - $11,914,499)					$12,111,159
	OTHER ASSETS LESS LIABILITIES - 0.8%					97,126
	NET ASSETS - 100.0%					$12,208,285

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST EXCEED DEFINED RISK FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Contracts (a)		Counterparty	Notional Value	Expiration Date	Exercise Price	Value
	OPTIONS WRITTEN - (4.6)% *
	CALL OPTIONS WRITTEN - (3.2)%
97	SPDR S&P 500 ETF Trust	Pershing	$2,842,100	7/19/2019	$293	$44,814
64	SPDR S&P 500 ETF Trust	Pershing	1,984,000	9/30/2019	310	9,600
84	SPDR S&P 500 ETF Trust	Pershing	2,646,000	9/30/2019	315	6,132
31	SPDR S&P 500 ETF Trust	Pershing	815,300	1/17/2020	263	114,142
14	SPDR S&P 500 ETF Trust	Pershing	413,000	1/17/2020	295	17,430
30	SPDR S&P 500 ETF Trust	Pershing	927,000	1/17/2020	309	14,550
60	SPDR S&P 500 ETF Trust	Pershing	1,872,000	1/17/2020	312	22,260
54	SPDR S&P 500 ETF Trust	Pershing	1,684,800	3/20/2020	312	32,022
8	SPDR S&P 500 ETF Trust	Pershing	252,000	3/20/2020	315	4,024
20	SPDR S&P 500 ETF Trust	Pershing	610,000	6/19/2020	305	23,810
66	SPDR S&P 500 ETF Trust	Pershing	2,046,000	6/19/2020	310	58,674
62	SPDR S&P 500 ETF Trust	Pershing	1,953,000	6/19/2020	315	40,548
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $368,976)					388,006

	PUT OPTIONS WRITTEN - (1.4)%
36	SPDR S&P 500 ETF Trust	Pershing	882,000	7/19/2019	245	288
36	SPDR S&P 500 ETF Trust	Pershing	914,400	7/19/2019	254	432
20	SPDR S&P 500 ETF Trust	Pershing	524,000	9/30/2019	262	4,260
78	SPDR S&P 500 ETF Trust	Pershing	2,051,400	9/30/2019	263	14,469
20	SPDR S&P 500 ETF Trust	Pershing	478,000	1/17/2020	239	4,330
30	SPDR S&P 500 ETF Trust	Pershing	786,000	1/17/2020	262	14,580
60	SPDR S&P 500 ETF Trust	Pershing	1,578,000	1/17/2020	263	30,420
41	SPDR S&P 500 ETF Trust	Pershing	1,070,100	3/20/2020	261	24,231
1	SPDR S&P 500 ETF Trust	Pershing	26,200	3/20/2020	262	606
78	SPDR S&P 500 ETF Trust	Pershing	2,028,000	6/19/2020	260	63,180
13	SPDR S&P 500 ETF Trust	Pershing	344,500	6/19/2020	265	12,025
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $306,457)					168,821

	TOTAL OPTIONS WRITTEN (Premiums Received - $675,433)					$556,827

ETF - Exchange Traded Fund

LLC - Limited Liability Company

LP - Limited Partnership

SPDR - Standard & Poor’s Depositary Receipts

+	All or a portion of this security is segregated as collateral for options written.

*	Non income producing security.

(a)	Each contract is equivalent to 100 shares of the underlying common stock.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares				Value
	EXCHANGE TRADED FUNDS - 47.5%
	EQUITY FUNDS - 47.5%
328,694	iShares China Large-Cap ETF			$14,058,242
2,152,011	iShares Core S&P Mid-Cap ETF			418,049,657
619,131	iShares MSCI Australia ETF			13,955,213
64,402	iShares MSCI Austria ETF			1,278,380
54,730	iShares MSCI Belgium ETF			1,003,201
321,863	iShares MSCI Brazil ETF			14,071,850
506,863	iShares MSCI Canada ETF			14,506,419
174,064	iShares MSCI Chile ETF			7,112,255
306,584	iShares MSCI France ETF			9,396,800
389,025	iShares MSCI Germany ETF			10,912,151
555,757	iShares MSCI Hong Kong ETF			14,382,991
31,287	iShares MSCI Israel ETF			1,706,080
156,708	iShares MSCI Italy ETF			4,317,305
259,835	iShares MSCI Japan ETF			14,181,794
254,992	iShares MSCI Malaysia ETF			7,580,912
321,033	iShares MSCI Mexico ETF			13,926,412
103,103	iShares MSCI Netherlands ETF			3,179,697
57,819	iShares MSCI Peru ETF			2,141,616
496,322	iShares MSCI Singapore ETF			12,259,153
140,572	iShares MSCI South Africa ETF			7,685,071
231,732	iShares MSCI South Korea ETF			13,873,795
364,669	iShares MSCI Spain ETF			10,542,581
151,885	iShares MSCI Sweden ETF			4,684,133
282,951	iShares MSCI Switzerland ETF			10,627,640
416,881	iShares MSCI Taiwan ETF			14,574,160
78,454	iShares MSCI Thailand ETF			7,499,418
283,250	iShares MSCI Turkey ETF			6,747,015
317,491	iShares MSCI United Kingdom ETF			10,261,309
2,145,853	iShares Russell 1000 ETF			349,323,410
2,596,494	iShares Russell 2000 ETF			403,754,817
1,772,753	iShares Russell Mid-Cap ETF			99,043,710
462,650	Schwab U.S. REIT ETF			20,560,166
596,402	VanEck Vectors Russia ETF			14,092,979
1,708,692	Vanguard FTSE Emerging Markets ETF			72,670,671
531,036	Vanguard FTSE Europe ETF			29,153,876
642,603	Vanguard Large-Cap ETF			86,571,476
869,327	Vanguard Mid-Cap ETF			145,316,701
1,626,818	Vanguard Real Estate ETF			142,183,893
211,797	Vanguard S&P 500 ETF			57,005,163
1,554,304	Vanguard Small-Cap ETF			243,497,265
527,715	WisdomTree India Earnings Fund			13,752,253
	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,096,672,336)			2,341,441,630

Principal		Coupon Rate (%)	Maturity
	UNITED STATES GOVERNMENT SECURITIES - 32.2%
$399,810,000	United States Treasury Note + ^	0.750	8/15/2019	399,063,435
397,020,000	United States Treasury Note + ^	1.000	11/15/2019	395,360,579
396,660,000	United States Treasury Note + ^	1.375	2/15/2020	394,978,840
397,580,000	United States Treasury Note + ^	1.500	5/15/2020	395,863,881
	TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost - $1,582,320,713)			1,585,266,735

	TOTAL INVESTMENTS - 79.7% (Cost - $3,678,993,049)			$3,926,708,365
	OTHER ASSETS LESS LIABILITIES - 20.3%			1,003,117,321
	NET ASSETS - 100.0%			$4,929,825,686

ETF - Exchange Traded Fund

+	All or a portion of this investment is a holding of the CMHSF Fund Limited CFC.

^	All or a portion of this security is segregated as collateral for futures contracts.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

				Unrealized
				Appreciation
Long Contracts		Notional	Maturity	(Depreciation)
	OPEN LONG FUTURES CONTRACTS - 0.4%
646	90-Day Euro$ Future	$158,738,350	March-20	$(117,325)
994	90-Day Euro$ Future	244,474,300	June-20	(162,625)
2,466	90-Day Euro$ Future	606,913,425	September-20	(395,963)
2,189	90-Day Euro$ Future	538,740,263	December-20	(303,450)
3,261	90-Day Euro$ Future	802,532,100	June-21	144,162
3,413	90-Day Euro$ Future	840,195,275	March-21	61,650
3,429	90-Day Euro$ Future #	843,705,450	September-21	1,301,437
248	Amsterdam Index Future	31,683,851	July-19	80,328
622	Australian 3 Year Bond Future	50,195,153	September-19	(3,808)
2,516	Brent Crude Future +	162,885,840	September-19	5,396,800
118	Brent Crude Future +	7,593,300	October-19	14,490
57	Brent Crude Future +	3,651,990	November-19	(19,350)
32	Brent Crude Future +	2,041,600	December-19	(18,200)
9	Brent Crude Future +	570,240	February-20	(5,540)
423	Dija Mini E-CBOT Future	56,244,195	September-19	106,260
1,765	E-mini Russell 2000 Future	138,296,575	September-19	3,304,630
4,879	Euro Stoxx 50 Future	192,578,142	September-19	1,726,693
1,158	Euro-BTP Future	177,105,557	September-19	4,474,333
913	FTSE China A50	12,330,065	July-19	38,952
254	Gasoline RBOB Future +	20,232,929	August-19	(282,983)
50	Gasoline RBOB Future +	3,893,610	September-19	(32,865)
11	Gasoline RBOB Future +	784,476	October-19	(5,447)
29	Gasoline RBOB Future +	2,017,617	November-19	(19,236)
1,078	Hang Seng Index Future	196,661,696	July-19	1,372,416
833	HSCEI Future	57,763,552	July-19	349,494
68	KO SPI 2 Future #	4,098,904	September-19	(7,375)
10	LME Nickel Future +	762,300	September-19	(1,097)
2,271	Long Gilt Future	376,606,610	September-19	(429,258)
584	MSCI Taiwan Index Future	22,571,600	July-19	(32,490)
1,888	Nasdaq 100 E-Mini Future	290,516,000	September-19	259,210
48	Platinum Future +	2,018,640	October-19	40,270
8	S&P Mid 400 E-Mini Future	1,560,000	September-19	(540)
603	S&P/TSX 60 IX Future	90,231,965	September-19	95,600
2,568	S&P 500 E-Mini Future	378,035,280	September-19	911,542
3,445	SET50 Future #	25,796,358	September-19	257,741
548	Soybean Meal Future +	17,694,920	December-19	(242,500)
486	SPI 200 Future	55,923,772	September-19	570,598
889	TAIEX Future #	60,548,000	July-19	1,685,708
5,290	US 2 Year Note (CBT)	1,138,300,550	September-19	332,049
6,950	US 5 Year Note (CBT)	821,185,938	September-19	125,656
330	US Long Bond Future	51,345,938	September-19	(1,531)
370	US Ultra Bond Future	65,698,125	September-19	218,219
407	WTI Crude Future +	23,817,640	September-19	(286,580)
193	WTI Crude Future +	11,271,200	October-19	(115,450)
115	WTI Crude Future +	6,695,300	November-19	(62,410)
50	WTI Crude Future +	2,899,000	December-19	(47,380)
30	WTI Crude Future +	1,731,300	January-20	(12,200)
10	WTI Crude Future +	574,200	February-20	(9,540)
	Net Unrealized Gain From Open Long Futures Contracts			$20,253,095

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

				Unrealized
				Appreciation
Short Contracts		Notional	Maturity	(Depreciation)
	OPEN SHORT FUTURES CONTRACTS - (0.0)%
(3,851)	Australian 10 Year Bond Future	$(388,205,860)	September-19	$(1,269,240)
(3)	Brent Crude Future +	(190,680)	November-19	1,240
(749)	CAC 40 10 Euro Future	(47,194,360)	July-19	(80,001)
(1,430)	Canadian 10 Year Bond Future	(156,410,867)	September-19	221,303
(1,391)	CBOE VIX Future	(21,595,275)	July-19	1,528,725
(896)	CBOE VIX Future	(14,851,200)	August-19	397,980
(125)	CBOE VIX Future	(2,115,625)	September-19	41,445
(4)	CBOE VIX Future #	(68,300)	October-19	700
(145)	Cocoa Future +	(3,516,250)	September-19	68,820
(325)	Coffee ‘C’ Future +	(13,339,219)	September-19	(676,275)
(930)	Copper Future +	(63,088,875)	September-19	(87,650)
(174)	Corn Future +	(3,754,050)	December-19	(11,375)
(284)	Cotton No. 2 Future +	(9,383,360)	December-19	15,640
(159)	DAX Index Future	(56,077,151)	September-19	(349,256)
(606)	Euro BOBL Future	(92,778,798)	September-19	(52,453)
(81)	Euro BUXL Future	(18,716,071)	September-19	8,199
(1,061)	Euro-Bund Future	(208,716,082)	September-19	(96,308)
(2,095)	Euro-Oat Future	(393,344,680)	September-19	(603,805)
(3,531)	Euro-Schatz Future	(451,509,691)	September-19	(767,727)
(1,788)	FTSE 100 Index Future	(167,688,183)	September-19	(32,781)
(516)	FTSE/JSE Top 40 Future	(19,186,180)	September-19	219,417
(121)	FTSE/MIB Index Future	(14,575,939)	September-19	(53,757)
(85)	Gold 100 oz. Future +	(12,016,450)	August-19	2,620
(217)	IBEX 35 Future #	(22,668,289)	July-19	(36,737)
(169)	Japan 10 Year Bond Future	(241,327,733)	September-19	(49,327)
(468)	KC Red Wheat Future +	(10,799,100)	September-19	413,175
(110)	Lean Hogs Future +	(3,344,000)	August-19	57,910
(397)	Live Cattle Future +	(16,570,780)	August-19	90,120
(82)	LME Copper Future +	(12,291,800)	September-19	(198,530)
(14)	LME Lead Future +	(676,200)	September-19	(709)
(83)	LME PRI Aluminum Future +	(3,735,519)	September-19	(56,602)
(88)	LME Zinc Future +	(5,502,200)	September-19	43,028
(1,167)	Low Sulphur Gasoil G Future +	(69,728,250)	August-19	(1,751,675)
(893)	Low Sulphur Gasoil G Future +	(53,624,650)	September-19	(210,425)
(213)	Low Sulphur Gasoil G Future +	(12,854,550)	October-19	(34,950)
(694)	MSCI EAFE Future	(66,738,510)	September-19	(862,670)
(3,581)	MSCI Emerging Market Future	(188,611,270)	September-19	(1,782,350)
(2,528)	Natural Gas Future +	(58,346,240)	August-19	656,620
(1,628)	Natural Gas Future +	(37,150,960)	September-19	1,179,130
(1,006)	Natural Gas Future +	(23,248,660)	October-19	559,080
(312)	Natural Gas Future +	(7,484,880)	November-19	14,690
(195)	Natural Gas Future +	(5,060,250)	December-19	(1,470)
(19)	Nikkei 225 (OSE) Future	(3,749,211)	September-19	(10,581)
(2)	Nikkei 225 (SGX) Future	(196,956)	September-19	46
(810)	NY Harbor ULSD Future +	(65,978,388)	August-19	642,848
(172)	NY Harbor ULSD Future +	(14,066,573)	September-19	126,239
(40)	NY Harbor ULSD Future +	(3,282,216)	October-19	30,005
(3)	NY Harbor ULSD Future +	(246,821)	November-19	1,445
(407)	OMXS30 Index Future #	(7,109,625)	July-19	(17,394)
(167)	SGX Nifty 50	(3,953,892)	July-19	11,851

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

				Unrealized
				Appreciation
(Short) Contracts		Notional	Maturity	(Depreciation)
(195)	Silver Future +	$(14,957,475)	September-19	$(25,425)
(361)	Soybean Future +	(16,660,150)	November-19	147,113
(887)	Soybean Oil Future +	(15,343,326)	December-19	25,404
(758)	TOPIX Index Future	(109,119,918)	September-19	(24,224)
(1,673)	US 10 Year Note (CBT)	(214,091,719)	September-19	256,578
(550)	Wheat Future +	(14,499,375)	September-19	230,050
(708)	World Sugar #11 Future +	(10,007,155)	October-19	49,414
(262)	WTI Crude Future +	(15,319,140)	August-19	243,790
	Net Unrealized Loss From Open Short Futures Contracts			$(1,859,072)
	Total Unrealized Gain From Open Futures Contracts			$18,394,023

+	All of this investment is a holding of the CMHSF Fund Limited.

#	The security is illiquid; total illiquid securities represent 0.1% of net assets.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
	Settlement		Currency Amount	Cost of	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Purchased	USD Sold	Market Value	(Depreciation)
To Buy:
Australian Dollar	7/1/2019	BAML	94,970,000	$66,422,397	$66,645,216	$222,819
British Pound	7/1/2019	BAML	39,160,000	49,747,022	49,838,972	91,950
Euro	7/1/2019	BAML	107,060,000	121,695,102	121,919,972	224,870
Israeli Shekel	7/1/2019	BAML	1,370,000	383,464	384,125	661
Japanese Yen	7/1/2019	BAML	4,972,000,000	46,084,650	46,148,134	63,484
Mexican Peso	7/1/2019	BAML	352,160,000	18,395,818	18,330,544	(65,274)
New Zealand Dollar	7/1/2019	BAML	31,590,000	21,103,475	21,217,426	113,951
Norwegian Krone	7/1/2019	BAML	57,640,000	6,765,145	6,760,458	(4,687)
Polish Zloty	7/1/2019	BAML	30,110,000	8,047,377	8,074,118	26,741
Singapore Dollar	7/1/2019	BAML	5,970,000	4,411,797	4,412,580	783
South African Rand	7/1/2019	BAML	175,320,000	12,389,143	12,432,940	43,797
Swedish Krona	7/1/2019	BAML	245,470,000	26,468,247	26,456,640	(11,607)
Swiss Franc	7/1/2019	BAML	66,910,000	68,500,597	68,625,641	125,044
Turkish Lira New	7/1/2019	BAML	67,320,000	11,670,340	11,639,004	(31,336)
Australian Dollar	7/2/2019	BAML	80,500,000	56,421,865	56,490,891	69,026
British Pound	7/2/2019	BAML	30,450,000	38,668,029	38,753,746	85,717
Canadian Dollar	7/2/2019	BAML	58,940,000	45,046,697	45,104,266	57,569
Euro	7/2/2019	BAML	57,230,000	65,025,227	65,173,547	148,320
Israeli Shekel	7/2/2019	BAML	10,580,000	2,961,622	2,966,452	4,830
Japanese Yen	7/2/2019	BAML	2,782,000,000	25,821,999	25,821,422	(577)
Mexican Peso	7/2/2019	BAML	340,410,000	17,740,263	17,718,936	(21,327)
New Zealand Dollar	7/2/2019	BAML	55,980,000	37,584,021	37,598,972	14,951
Norwegian Krone	7/2/2019	BAML	28,860,000	3,389,667	3,384,920	(4,747)
Polish Zloty	7/2/2019	BAML	16,620,000	4,451,797	4,456,720	4,923
Singapore Dollar	7/2/2019	BAML	580,000	428,535	428,693	158
South African Rand	7/2/2019	BAML	81,110,000	5,726,642	5,751,972	25,330
Swedish Krona	7/2/2019	BAML	165,770,000	17,854,496	17,866,612	12,116
Swiss Franc	7/2/2019	BAML	122,460,000	125,446,890	125,600,000	153,110
Australian Dollar	7/17/2019	BAML	1,374,500,000	954,684,326	965,085,381	10,401,055
Brazilian Real	7/17/2019	BAML	2,465,990,000	634,638,849	642,524,962	7,886,113
British Pound	7/17/2019	BAML	779,840,000	992,692,505	993,278,365	585,860
Canadian Dollar	7/17/2019	BAML	952,840,000	714,527,878	729,433,026	14,905,149
Chilean Peso	7/17/2019	BAML	16,515,000,000	23,998,366	24,331,599	333,233
Colombian Peso	7/17/2019	BAML	20,806,000,000	6,457,571	6,480,174	22,603
Euro	7/17/2019	BAML	996,810,000	1,131,407,586	1,136,620,497	5,212,910
Indian Rupee	7/17/2019	BAML	8,615,870,000	123,552,419	124,581,500	1,029,081
Israeli Shekel	7/17/2019	BAML	370,040,000	103,125,165	103,851,585	726,420
Japanese Yen	7/17/2019	BAML	95,004,000,000	881,237,698	882,848,231	1,610,533
Mexican Peso	7/17/2019	BAML	5,910,600,000	306,808,692	306,889,836	81,144
New Zealand Dollar	7/17/2019	BAML	857,410,000	564,070,466	576,083,774	12,013,308
Norwegian Krone	7/17/2019	BAML	2,443,110,000	284,059,858	286,696,914	2,637,056
Polish Zloty	7/17/2019	BAML	635,900,000	168,927,825	170,591,683	1,663,858
Russian Ruble	7/17/2019	BAML	26,622,410,000	414,620,919	421,152,549	6,531,630
Singapore Dollar	7/17/2019	BAML	123,860,000	91,155,507	91,572,979	417,472
South African Rand	7/17/2019	BAML	4,166,170,000	284,200,469	294,883,837	10,683,368
South Korean Won	7/17/2019	BAML	114,561,000,000	98,378,912	99,262,295	883,383
Swedish Krona	7/17/2019	BAML	2,761,910,000	294,899,489	298,029,094	3,129,605
Swiss Franc	7/17/2019	BAML	714,680,000	726,892,199	734,073,913	7,181,714
Turkish Lira New	7/17/2019	BAML	732,000,000	123,959,335	125,490,795	1,531,460
				$9,832,948,358	$9,923,765,908	$90,817,550

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

						Unrealized
	Settlement		Currency Amount	Cost of	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Sold	USD Purchased	Market Value	(Depreciation)
To Sell:
Australian Dollar	7/1/2019	BAML	(94,970,000)	$(66,460,783)	$(66,645,216)	$(184,433)
British Pound	7/1/2019	BAML	(39,160,000)	(49,659,940)	(49,838,972)	(179,032)
Euro	7/1/2019	BAML	(107,060,000)	(121,716,329)	(121,919,972)	(203,643)
Israeli Shekel	7/1/2019	BAML	(1,370,000)	(382,660)	(384,125)	(1,465)
Japanese Yen	7/1/2019	BAML	(4,972,000,000)	(46,145,851)	(46,148,134)	(2,283)
Mexican Peso	7/1/2019	BAML	(352,160,000)	(18,395,127)	(18,330,544)	64,583
New Zealand Dollar	7/1/2019	BAML	(31,590,000)	(21,162,457)	(21,217,426)	(54,969)
Norwegian Krone	7/1/2019	BAML	(57,640,000)	(6,776,281)	(6,760,458)	15,823
Polish Zloty	7/1/2019	BAML	(30,110,000)	(8,042,308)	(8,074,118)	(31,810)
Singapore Dollar	7/1/2019	BAML	(5,970,000)	(4,407,487)	(4,412,580)	(5,093)
South African Rand	7/1/2019	BAML	(175,320,000)	(12,376,106)	(12,432,940)	(56,834)
Swedish Krona	7/1/2019	BAML	(245,470,000)	(26,470,391)	(26,456,640)	13,751
Swiss Franc	7/1/2019	BAML	(66,910,000)	(68,407,138)	(68,625,641)	(218,503)
Turkish Lira New	7/1/2019	BAML	(67,320,000)	(11,631,295)	(11,639,004)	(7,709)
Australian Dollar	7/2/2019	BAML	(80,500,000)	(56,441,371)	(56,490,891)	(49,520)
British Pound	7/2/2019	BAML	(30,450,000)	(38,622,629)	(38,753,746)	(131,117)
Canadian Dollar	7/2/2019	BAML	(58,940,000)	(45,040,000)	(45,104,266)	(64,266)
Euro	7/2/2019	BAML	(57,230,000)	(65,154,826)	(65,173,548)	(18,722)
Israeli Shekel	7/2/2019	BAML	(10,580,000)	(2,963,142)	(2,966,452)	(3,310)
Japanese Yen	7/2/2019	BAML	(2,782,000,000)	(25,818,741)	(25,821,422)	(2,681)
Mexican Peso	7/2/2019	BAML	(340,410,000)	(17,740,022)	(17,718,936)	21,086
New Zealand Dollar	7/2/2019	BAML	(55,980,000)	(37,525,314)	(37,598,972)	(73,658)
Norwegian Krone	7/2/2019	BAML	(28,860,000)	(3,386,257)	(3,384,920)	1,337
Polish Zloty	7/2/2019	BAML	(16,620,000)	(4,450,184)	(4,456,720)	(6,536)
Singapore Dollar	7/2/2019	BAML	(580,000)	(428,508)	(428,693)	(185)
South African Rand	7/2/2019	BAML	(81,110,000)	(5,738,847)	(5,751,972)	(13,125)
Swedish Krona	7/2/2019	BAML	(165,770,000)	(17,875,121)	(17,866,612)	8,509
Swiss Franc	7/2/2019	BAML	(122,460,000)	(125,560,030)	(125,600,000)	(39,970)
Australian Dollar	7/17/2019	BAML	(1,518,380,000)	(1,050,106,850)	(1,066,108,651)	(16,001,800)
Brazilian Real	7/17/2019	BAML	(1,927,100,000)	(496,383,872)	(502,114,710)	(5,730,838)
British Pound	7/17/2019	BAML	(727,990,000)	(919,376,771)	(927,237,275)	(7,860,504)
Canadian Dollar	7/17/2019	BAML	(734,610,000)	(556,852,987)	(562,370,173)	(5,517,186)
Chilean Peso	7/17/2019	BAML	(16,515,000,000)	(23,842,813)	(24,331,599)	(488,786)
Colombian Peso	7/17/2019	BAML	(5,151,000,000)	(1,600,526)	(1,604,315)	(3,789)
Euro	7/17/2019	BAML	(977,210,000)	(1,102,627,854)	(1,114,271,442)	(11,643,588)
Indian Rupee	7/17/2019	BAML	(4,146,940,000)	(59,419,702)	(59,962,837)	(543,135)
Israeli Shekel	7/17/2019	BAML	(256,580,000)	(71,174,998)	(72,009,079)	(834,081)
Japanese Yen	7/17/2019	BAML	(114,373,000,000)	(1,058,999,533)	(1,062,839,467)	(3,839,935)
Mexican Peso	7/17/2019	BAML	(2,828,860,000)	(146,908,796)	(146,879,908)	28,888
New Zealand Dollar	7/17/2019	BAML	(951,800,000)	(625,154,865)	(639,503,314)	(14,348,449)
Norwegian Krone	7/17/2019	BAML	(2,133,300,000)	(245,763,258)	(250,340,969)	(4,577,711)
Polish Zloty	7/17/2019	BAML	(363,500,000)	(95,895,712)	(97,515,453)	(1,619,741)
Russian Ruble	7/17/2019	BAML	(15,406,540,000)	(239,867,450)	(243,723,374)	(3,855,924)
Singapore Dollar	7/17/2019	BAML	(61,450,000)	(45,022,529)	(45,431,613)	(409,084)
South African Rand	7/17/2019	BAML	(3,402,770,000)	(229,747,689)	(240,849,959)	(11,102,270)
South Korean Won	7/17/2019	BAML	(112,597,000,000)	(96,898,001)	(97,560,571)	(662,570)
Swedish Krona	7/17/2019	BAML	(3,171,930,000)	(336,079,940)	(342,273,073)	(6,193,133)
Swiss Franc	7/17/2019	BAML	(926,790,000)	(939,515,914)	(951,939,836)	(12,423,922)
Turkish Lira New	7/17/2019	BAML	(280,870,000)	(47,698,577)	(48,151,092)	(452,515)
				$(9,297,717,782)	$(9,407,021,630)	$(109,303,848)

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

FORWARD FOREIGN CURRENCY CONTRACTS

						U.S. Dollar	U.S. Dollar	Unrealized
		Settlement		Currency Amount	Currency Amount	Market Value	Market Value	Appreciation
Foreign Currency		Date	Counterparty	Purchased Buy	Purchased Sell	Buy	Sell	(Depreciation)
To Buy:	To Sell:
Euro	Norwegian Krone	7/17/2019	BAML	374,970,000	(3,663,195,861)	427,562,512	(429,872,968)	$(2,310,454)
Euro	Polish Zloty	7/17/2019	BAML	131,460,000	(561,937,705)	149,898,306	(150,749,959)	(851,656)
Euro	Swedish Krona	7/17/2019	BAML	400,890,000	(4,267,461,177)	457,117,997	(460,488,425)	(3,370,433)
Norwegian Krone	Euro	7/17/2019	BAML	4,783,912,895	(489,540,000)	561,388,174	(558,201,862)	3,186,314
Polish Zloty	Euro	7/17/2019	BAML	753,398,020	(176,150,000)	202,112,653	(200,856,433)	1,256,221
Swedish Krona	Euro	7/17/2019	BAML	2,783,323,806	(261,190,000)	300,339,791	(297,823,966)	2,515,828
						$2,098,419,433	$(2,097,993,613)	$425,820

Total Unrealized Depreciation								$(18,060,478)

BAML - Bank of America Merrill Lynch

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST EXCEED DEFINED SHIELD FUND
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares				Value
	EXCHANGE TRADED FUNDS - 5.0%
14,338	iShares Short-Term Corporate Bond ETF +			$766,223
9,890	Vanguard Short-Term Corporate Bond ETF +			797,925
	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,546,152)			1,564,148

Principal		Coupon Rate	Maturity
	CORPORATE BONDS - 81.3%
	ADVERTISING - 0.9%
$275,000	Omnicom GP	4.450%	8/15/2020	281,216

	AEROSPACE/DEFENSE - 4.0%
350,000	Raytheon Co.	4.400%	2/15/2020	354,274
352,000	Rockwell Collins, Inc.	1.950%	7/15/2019	351,923
100,000	United Technologies Corp.	4.500%	4/15/2020	101,611
450,000	United Technologies Corp.	1.900%	5/4/2020	448,623
				1,256,431

	AUTO MANUFACTURERS - 5.6%
250,000	American Honda Finance Corp.	2.000%	2/14/2020	249,596
75,000	Ford Motor Credit Co. LLC	1.897%	8/12/2019	74,930
550,000	Ford Motor Credit Co. LLC	2.681%	1/9/2020	549,735
321,000	General Motors Financial Co., Inc.	3.500%	7/10/2019	321,066
250,000	General Motors Financial Co., Inc.	2.350%	10/4/2019	249,880
300,000	General Motors Financial Co., Inc.	2.650%	4/13/2020	299,962
				1,745,169
	BANKS - 15.8%
250,000	Bank of America Corp.	2.250%	4/21/2020	249,995
250,000	Bank of America Corp.	5.625%	7/1/2020	258,147
153,000	Citigroup, Inc.	2.500%	7/29/2019	153,019
571,000	Citigroup, Inc.	2.400%	2/18/2020	571,086
200,000	Goldman Sachs Group, Inc.	2.550%	10/23/2019	200,090
250,000	Goldman Sachs Group, Inc.	6.000%	6/15/2020	258,360
325,000	HSBC USA, Inc.	2.350%	3/5/2020	325,082
150,000	HSBC USA, Inc.	2.750%	8/7/2020	150,788
400,000	JPMorgan Chase & Co.	2.200%	10/22/2019	399,885
100,000	JPMorgan Chase & Co.	4.400%	7/22/2020	102,241
500,000	KeyBank NA	2.250%	3/16/2020	499,775
100,000	Morgan Stanley	5.625%	9/23/2019	100,699
350,000	Morgan Stanley	5.500%	7/24/2020	361,356
500,000	PNC Financial Services Group, Inc.	5.125%	2/8/2020	508,381
400,000	State Street Corp.	2.550%	8/18/2020	401,862
375,000	Wells Fargo & Co.	2.600%	7/22/2020	376,311
				4,917,077
	BEVERAGES - 2.3%
458,000	Constellation Brands, Inc.	3.875%	11/15/2019	460,150
260,000	Molson Coors Brewing Co.	1.450%	7/15/2019	259,901
				720,051
	BIOTECHNOLOGY - 2.9%
493,000	Amgen, Inc.	2.200%	5/11/2020	492,351
400,000	Celgene Corp.	2.875%	8/15/2020	402,206
				894,557
	CHEMICALS - 1.6%
500,000	Sherwin - Williams Co.	2.250%	5/15/2020	499,182

	COMPUTERS - 1.9%
250,000	International Business Machines Corp.	1.900%	1/27/2020	249,520
350,000	International Business Machines Corp.	1.625%	5/15/2020	348,050
				597,570
	COSMETICS/PERSONAL CARE - 1.5%
330,000	Estee Lauder Cos., Inc.	1.800%	2/7/2020	328,858
150,000	Unilever Capital Corp.	2.100%	7/30/2020	149,930
				478,788
	DIVERSIFIED FINANCIAL SERVICES - 1.3%
400,000	Charles Schwab Corp.	4.450%	7/22/2020	408,880

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST EXCEED DEFINED SHIELD FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Principal		Coupon Rate	Maturity	Value
	CORPORATE BONDS (Continued) - 81.3%
	ELECTRIC - 7.6%
$600,000	Consolidated Edison, Inc.	2.000%	3/15/2020	$598,127
400,000	Dominion Energy, Inc. ^	2.962%	7/1/2019	400,000
182,000	Dominion Energy, Inc.	1.600%	8/15/2019	181,746
250,000	Duke Energy Carolinas LLC	4.300%	6/15/2020	254,828
250,000	Edison International	2.125%	4/15/2020	248,936
250,000	Georgia Power Co.	2.000%	3/30/2020	249,080
450,000	Public Service Enterprise Group, Inc.	1.600%	11/15/2019	448,364
				2,381,081
	ELECTRONICS - 1.4%
450,000	Amphenol Corp.	2.200%	4/1/2020	449,112

	FOOD - 0.3%
100,000	Kroger Co.	1.500%	9/30/2019	99,742

	HEALTHCARE - PRODUCTS - 2.0%
425,000	Becton Dickinson & Co.	2.675%	12/15/2019	425,182
200,000	Life Technologies Corp.	6.000%	3/1/2020	204,267
				629,449
	HEALTHCARE - SERVICES - 7.9%
749,000	Anthem, Inc.	2.250%	8/15/2019	748,745
475,000	Anthem, Inc.	4.350%	8/15/2020	485,313
400,000	Cigna Holding Co.	5.125%	6/15/2020	409,879
325,000	Humana, Inc.	2.625%	10/1/2019	325,123
500,000	UnitedHealth Group, Inc.	2.700%	7/15/2020	502,139
				2,471,199
	INSURANCE - 5.5%
150,000	American International Group, Inc.	3.375%	8/15/2020	151,672
250,000	Hartford Financial Services Group, Inc.	5.500%	3/30/2020	255,510
387,000	Lincoln National Corp.	6.250%	2/15/2020	395,522
250,000	PartnerRe Finance B LLC	5.500%	6/1/2020	257,205
400,000	Protective Life Corp.	7.375%	10/15/2019	405,365
250,000	Prudential Financial, Inc.	5.375%	6/21/2020	257,474
				1,722,748
	INTERNET - 0.7%
200,000	Ebay, Inc.	2.150%	6/5/2020	199,538

	MACHINERY - CONSTRUCTION & MINING - 0.8%
250,000	Caterpillar Financial Services Corp.	2.000%	3/5/2020	249,424

	MACHINERY - DIVERSIFIED - 1.6%
500,000	John Deere Capital Corp.	2.300%	9/16/2019	499,894

	MEDIA - 4.5%
300,000	Comcast Corp.	5.700%	7/1/2019	300,000
200,000	Comcast Corp.	5.150%	3/1/2020	203,604
500,000	NBCUniversal Media LLC	5.150%	4/30/2020	511,471
175,000	TWDC Enterprises 18 Corp.	1.950%	3/4/2020	174,576
200,000	TWDC Enterprises 18 Corp.	1.800%	6/5/2020	199,271
				1,388,922
	MINING - 0.7%
220,000	Newmont Mining Corp.	5.125%	10/1/2019	221,317

	MISCELLANEOUS MANUFACTURING - 1.8%
200,000	General Electric Co.	6.000%	8/7/2019	200,661
350,000	General Electric Co.	5.550%	5/4/2020	358,130
				558,791
	PHARMACEUTICALS - 1.9%
225,000	Cardinal Health, Inc.	2.400%	11/15/2019	224,841
350,000	PFIZER, Inc.	5.200%	8/12/2020	361,283
				586,124
	PIPELINES - 1.9%
275,000	Kinder Morgan Energy Partners LP	6.500%	4/1/2020	283,003
300,000	Williams Cos., Inc.	5.250%	3/15/2020	305,607
				588,610
	RETAIL - 1.3%
400,000	Target Corp.	3.875%	7/15/2020	407,305
				.
	SEMICONDUCTORS - 1.3%
400,000	QUALCOMM, Inc.	2.250%	5/20/2020	399,938

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST EXCEED DEFINED SHIELD FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Principal			Coupon Rate	Maturity		Value
	CORPORATE BONDS (Continued) - 81.3%
	TRANSPORTATION - 2.3%
$200,000	Burlington Northern Santa Fe LLC		4.700%	10/1/2019		$201,027
500,000	UPS of America, Inc.		8.375%	4/1/2020		522,569
						723,596

	TOTAL CORPORATE BONDS (Cost - $25,306,801)					25,375,711

Contracts (a)		Counterparty	Notional Value	Expiration Date	Exercise Price	Value
	OPTIONS PURCHASED - 6.9% *
	CALL OPTIONS PURCHASED - 5.5% *
70	SPDR S&P 500 ETF Trust	Interactive Brokers	$1,904,000	7/19/2019	$272	$150,430
100	SPDR S&P 500 ETF Trust	Interactive Brokers	2,800,000	7/19/2019	280	141,600
267	SPDR S&P 500 ETF Trust	Interactive Brokers	7,796,400	9/30/2019	292	269,937
54	SPDR S&P 500 ETF Trust	Interactive Brokers	1,441,800	1/17/2020	267	180,360
123	SPDR S&P 500 ETF Trust	Interactive Brokers	3,567,000	1/17/2020	290	191,880
96	SPDR S&P 500 ETF Trust	Interactive Brokers	2,822,400	1/17/2020	294	118,080
98	SPDR S&P 500 ETF Trust	Interactive Brokers	2,842,000	3/20/2020	290	166,012
2	SPDR S&P 500 ETF Trust	Interactive Brokers	58,200	3/20/2020	291	3,452
157	SPDR S&P 500 ETF Trust	Interactive Brokers	4,553,000	6/19/2020	290	306,307
97	SPDR S&P 500 ETF Trust	Interactive Brokers	2,851,800	6/19/2020	294	174,357
	TOTAL CALL OPTIONS PURCHASED (Cost - $1,590,466)					1,702,415

	PUT OPTIONS PURCHASED - 1.4% *
88	SPDR S&P 500 ETF Trust	Interactive Brokers	2,323,200	7/19/2019	264	1,760
82	SPDR S&P 500 ETF Trust	Interactive Brokers	2,304,200	7/19/2019	281	8,856
181	SPDR S&P 500 ETF Trust	Interactive Brokers	4,669,800	9/30/2019	258	26,516
86	SPDR S&P 500 ETF Trust	Interactive Brokers	2,227,400	9/30/2019	259	15,222
67	SPDR S&P 500 ETF Trust	Interactive Brokers	1,628,100	1/17/2020	243	16,549
123	SPDR S&P 500 ETF Trust	Interactive Brokers	3,210,300	1/17/2020	261	54,182
83	SPDR S&P 500 ETF Trust	Interactive Brokers	2,191,200	1/17/2020	264	43,409
95	SPDR S&P 500 ETF Trust	Interactive Brokers	2,489,000	3/20/2020	262	57,618
5	SPDR S&P 500 ETF Trust	Interactive Brokers	131,500	3/20/2020	263	3,115
91	SPDR S&P 500 ETF Trust	Interactive Brokers	2,366,000	6/19/2020	260	73,710
163	SPDR S&P 500 ETF Trust	Interactive Brokers	4,319,500	6/19/2020	265	150,775
	TOTAL PUT OPTIONS PURCHASED (Cost - $770,046)					451,712

	TOTAL OPTIONS PURCHASED (Cost - $2,360,512)					2,154,127

Principal			Coupon Rate	Maturity
	UNITED STATES GOVERNMENT SECURITIES - 7.0%
$250,000	United States Treasury Note +		0.750%	7/15/2019		249,859
250,000	United States Treasury Note +		1.000%	9/30/2019		249,297
500,000	United States Treasury Note +		1.000%	11/30/2019		496,717
300,000	United States Treasury Note +		1.375%	3/31/2020		298,559
400,000	United States Treasury Note +		1.500%	4/15/2020		398,375
500,000	United States Treasury Note +		1.500%	5/31/2020		497,744
	TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost - $2,183,695)					2,190,551

	TOTAL INVESTMENTS - 100.2% (Cost - $31,397,160)					$31,284,537
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%					(71,947)
	NET ASSETS - 100.0%					$31,212,590

Contracts (a)		Counterparty	Notional Value	Expiration Date	Exercise Price	Value
	OPTIONS WRITTEN - (3.9)% *
	CALL OPTIONS WRITTEN - (0.6)% *
82	SPDR S&P 500 ETF Trust	Interactive Brokers	$2,419,000	7/19/2019	$295	$27,798
89	SPDR S&P 500 ETF Trust	Interactive Brokers	2,670,000	7/19/2019	300	10,858
226	SPDR S&P 500 ETF Trust	Interactive Brokers	7,571,000	9/30/2019	335	1,695
41	SPDR S&P 500 ETF Trust	Interactive Brokers	1,394,000	9/30/2019	340	226
72	SPDR S&P 500 ETF Trust	Interactive Brokers	2,232,000	1/17/2020	310	31,680
201	SPDR S&P 500 ETF Trust	Interactive Brokers	6,432,000	1/17/2020	320	40,602
31	SPDR S&P 500 ETF Trust	Interactive Brokers	1,023,000	3/20/2020	330	4,464
69	SPDR S&P 500 ETF Trust	Interactive Brokers	2,311,500	3/20/2020	335	6,900
45	SPDR S&P 500 ETF Trust	Interactive Brokers	1,485,000	6/19/2020	330	11,745
209	SPDR S&P 500 ETF Trust	Interactive Brokers	7,001,500	6/19/2020	335	40,964
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $176,007)					176,932

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST EXCEED DEFINED SHIELD FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Contracts (a)		Counterparty	Notional Value	Expiration Date	Exercise Price	Value
	PUT OPTIONS WRITTEN - (3.3)% *
10	SPDR S&P 500 ETF Trust	Interactive Brokers	$271,000	7/19/2019	$271	$400
70	SPDR S&P 500 ETF Trust	Interactive Brokers	1,904,000	7/19/2019	272	2,940
90	SPDR S&P 500 ETF Trust	Interactive Brokers	2,466,000	7/19/2019	274	4,050
267	SPDR S&P 500 ETF Trust	Interactive Brokers	7,796,400	9/30/2019	292	194,910
54	SPDR S&P 500 ETF Trust	Interactive Brokers	1,441,800	1/17/2020	267	31,104
123	SPDR S&P 500 ETF Trust	Interactive Brokers	3,567,000	1/17/2020	290	130,134
96	SPDR S&P 500 ETF Trust	Interactive Brokers	2,822,400	1/17/2020	294	123,936
98	SPDR S&P 500 ETF Trust	Interactive Brokers	2,842,000	3/20/2020	290	127,400
2	SPDR S&P 500 ETF Trust	Interactive Brokers	58,200	3/20/2020	291	2,790
157	SPDR S&P 500 ETF Trust	Interactive Brokers	4,553,000	6/19/2020	290	251,985
97	SPDR S&P 500 ETF Trust	Interactive Brokers	2,851,800	6/19/2020	294	171,496
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $1,641,983)					1,041,145

	TOTAL OPTIONS WRITTEN (Premiums Received - $1,817,990)					$1,218,077

ETF - Exchange Traded Fund

LP - Limited Partnership

LLC - Limited Liability Company

SPDR - Standard & Poor’s Depositary Receipts

+	All or a portion of this security is segregated as collateral for options written.

^	Step coupon.

*	Non income producing security.

**	Rate shown represents the rate at December 31, 2018 is subject to change and resets daily.

(a)	Each contract is equivalent to 100 shares of the underlying common stock.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2019

	Catalyst Hedged	Catalyst Hedged	Catalyst
	Commodity	Futures	Systematic Alpha
	Strategy Fund	Strategy Fund	Fund
	(Consolidated)		(Consolidated)
ASSETS:
Investments in Unaffiliated securities, at cost	$83,831,218	$311,383,906	$47,219
Investments in Affiliated securities, at cost	—	42,443,277	2,071,420
Total Securities at Cost	$83,831,218	$353,827,183	$2,118,639

Investments in Unaffiliated securities, at value	$73,003,204	$315,025,514	$47,219
Investments in Affiliated securities, at value	—	45,143,586	2,073,334
Total Securities at Value	$73,003,204	$360,169,100	$2,120,553
Cash	3,482,342	38,011,494	323,786
Deposits with Broker	—	71,894,025	—
Dividends and interest receivable	126,783	710,962	657
Receivable for Fund shares sold	180,540	58,028	—
Unrealized appreciation - on swap contracts	—	—	187,558
Receivable for securities sold	3,000,000	22,412,500	—
Prepaid expenses and other assets	37,028	720,011	9,009
Total Assets	79,829,897	493,976,120	2,641,563

LIABILITIES:
Options written, at value (premiums received $40,685,250, $44,263,125, $0)	29,557,736	46,487,500	—
Payable for securities purchased	—	15,590,000	—
Management fees payable	80,925	640,243	3,220
Due to Broker	2,536	—	—
Accrued 12b-1 fees	7,757	78,205	1,041
Payable to related parties	5,300	27,632	433
Payable for Fund shares redeemed	4,451	868,804	—
Trustee fee payable	2,730	2,797	2,836
Compliance officer fees payable	64	26	10
Accrued expenses and other liabilities	31,268	126,005	18,569
Total Liabilities	29,692,767	63,821,212	26,109

Net Assets	$50,137,130	$430,154,908	$2,615,454

NET ASSETS CONSIST OF:
Paid in capital	$50,251,513	$1,434,881,723	$2,623,754
Accumulated losses	(114,383)	(1,004,726,815)	(8,300)
Net Assets	$50,137,130	$430,154,908	$2,615,454

Class A
Net Assets	$10,932,441	$82,098,981	$140,207
Shares of beneficial interest outstanding (a)	998,822	10,442,614	15,271
Net asset value per share (Net assets/shares outstanding)	$10.95	$7.86	$9.18
Maximum offering price per share (b)	$11.62	$8.34	$9.74
Minimum redemption price per share (c)	$10.84	$7.78	$9.09

Class C
Net Assets	$7,322,220	$65,410,847	$269,070
Shares of beneficial interest outstanding (a)	680,464	8,714,187	30,390
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$10.76	$7.51	$8.85

Class I
Net Assets	$31,882,469	$282,645,080	$2,206,177
Shares of beneficial interest outstanding (a)	2,913,704	35,421,924	243,738
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$10.94	$7.98	$9.05

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges (“CDSC”) on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30, 2019

	Catalyst	Catalyst	Catalyst/Millburn	Catalyst
	Multi Strategy	Exceed Defined	Hedge Strategy	Exceed Defined
	Fund	Risk Fund	Fund	Shield Fund
	(Consolidated)		(Consolidated)
ASSETS:
Total Securities at Cost	$3,267,709	$11,914,499	$3,678,993,049	$31,397,160

Total Securities at Value	$3,267,709	$12,111,159	$3,926,708,365	$31,284,537
Futures unrealized appreciation	37,447	—	30,152,863	—
Cash	799,254	267,551	762,408,905	418,849
Deposits with Broker	299,830	317,404	232,180,818	501,286
Dividends and interest receivable	7,528	87,398	8,910,834	260,318
Receivable for Fund shares sold	13,923	40	11,354,524	22,574
Unrealized appreciation on forward currency exchange contracts	—	—	98,069,445	—
Prepaid expenses and other assets	18,143	17,839	240,801	27,381
Total Assets	4,443,834	12,801,391	5,070,026,555	32,514,945

LIABILITIES:
Options written, at value (premiums received $0, $675,433, $0,$1,817,990)	—	556,827	—	1,218,077
Management fees payable	2,998	2,413	6,949,178	2,892
Accrued 12b-1 fees	616	2,507	425,708	7,435
Futures unrealized depreciation	960	—	11,758,840	—
Payable for securities purchased	—	—	262,842	—
Payable for Fund shares redeemed	—	2,108	3,681,569	43,994
Unrealized depreciation on forward currency exchange contracts	—	—	116,129,923	—
Payable to related parties	3,418	2,625	226,858	4,465
Trustee fee payable	2,912	2,873	2,848	2,646
Compliance officer fees payable	—	4	—	50
Accrued expenses and other liabilities	20,624	23,749	763,103	22,796
Total Liabilities	31,528	593,106	140,200,869	1,302,355

Net Assets	$4,412,306	$12,208,285	$4,929,825,686	$31,212,590

NET ASSETS CONSIST OF:
Paid in capital	$4,521,584	$11,656,142	$4,667,820,668	$30,174,199
Accumulated earnings (losses)	(109,278)	552,143	262,005,018	1,038,391
Net Assets	$4,412,306	$12,208,285	$4,929,825,686	$31,212,590

Class A
Net Assets	$148,359	$2,416,643	$424,967,978	$16,052,750
Shares of beneficial interest outstanding (a)	9,992	225,077	13,252,700	1,625,613
Net asset value per share (Net assets/shares outstanding)	$14.85	$10.74	$32.07	$9.87
Maximum offering price per share (b)	$15.76	$11.40	$34.03	$10.47
Minimum redemption price per share (c)	$14.70	$10.63	$31.75	$9.77

Class C
Net Assets	$165,679	$1,178,936	$408,510,625	$1,530,407
Shares of beneficial interest outstanding (a)	11,471	115,034	12,983,699	157,158
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$14.44	$10.25	$31.46	$9.74

Class I
Net Assets	$4,098,268	$8,612,706	$4,096,347,083	$13,629,433
Shares of beneficial interest outstanding (a)	274,807	796,438	127,102,095	1,372,276
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$14.91	$10.81	$32.23	$9.93

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Operations
For the Year Ended June 30, 2019

	Catalyst Hedged	Catalyst Hedged	Catalyst
	Commodity	Futures Strategy	Systematic Alpha
	Strategy Fund	Fund	Fund
	(Consolidated)		(Consolidated)
Investment Income:
Dividend income	$—	$—	$54,758
Interest income	1,067,455	7,331,555	9,152
Interest income - affiliated investments	—	—	40,814
Total Investment Income	1,067,455	7,331,555	104,724

Operating Expenses:
Investment management fees	1,018,347	10,946,036	44,025
12b-1 Fees:
Class A	34,904	289,032	763
Class C	83,670	855,365	2,719
Networking fees	54,107	557,525	3,331
Registration fees	40,181	49,227	18,470
Administration fees	35,372	183,243	11,547
Management services fees	18,344	151,476	5,690
Legal fees	15,014	435,528	15,698
Audit fees	14,750	12,249	17,153
Transfer Agent fees	11,962	91,979	451
Trustees’ fees	10,923	10,919	10,925
Printing expense	10,749	103,634	1,671
Compliance officer fees	6,779	21,409	5,500
Custody fees	4,592	19,785	4,436
Insurance expense	3,049	30,326	91
Interest expense	—	350,778	—
Miscellaneous expense	2,073	2,522	3,546
Total Operating Expenses	1,364,816	14,111,033	146,016

Less: Expenses waived/reimbursed by Manager	(79,789)	—	(90,670)
Net Operating Expenses	1,285,027	14,111,033	55,346

Net Investment Income (Loss)	(217,572)	(6,779,478)	49,378

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(4,634)	1,289	(61,695)
Affiliated investments	294,781	2,225,023	(9,608)
Options purchased	(44,875,578)	(218,294,099)	—
Options written	41,389,958	228,792,098	—
Futures	(6,039,417)	(12,614,035)	—
Swaps	—	—	(539,882)
Long Term Capital Gains from underlying investment companies	—	—	1,214
Net realized gain (loss)	(9,234,890)	110,276	(609,971)

Net change in unrealized appreciation (depreciation) on:
Investments	209,244	871,750	57,608
Affiliated investments	(283,420)	(1,383,962)	1,884
Options purchased	(12,635,654)	16,865,239	—
Options written	22,195,412	(28,205,772)	—
Futures	—	—	—
Swaps	—	—	464,123
Net change in unrealized appreciation (depreciation)	9,485,582	(11,852,745)	523,615

Net Realized and Unrealized Gain (Loss) on Investments	250,692	(11,742,469)	(86,356)

Net Increase (Decrease) in Net Assets Resulting From Operations	$33,120	$(18,521,947)	$(36,978)

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Operations (Continued)
For the Year Ended June 30, 2019

	Catalyst	Catalyst	Catalyst/Millburn	Catalyst
	Multi Strategy	Exceed Defined	Hedge Strategy	Exceed Defined
	Fund	Risk Fund	Fund	Shield Fund
	(Consolidated)		(Consolidated)
Investment Income:
Dividend Income	$—	$56,726	$44,223,891	$58,064
Interest Income	105,601	277,903	44,586,180	691,501
Total Investment Income	105,601	334,629	88,810,071	749,565

Operating Expenses:
Investment management fees	89,427	175,346	76,032,627	381,334
12b-1 Fees:
Class A	494	5,936	977,784	40,129
Class C	1,967	12,822	3,733,349	12,197
Legal fees	26,372	13,423	20,164	14,926
Registration fees	17,039	36,114	71,302	65,065
Administration fees	16,093	24,618	1,177,044	32,978
Audit fees	14,750	13,249	24,111	13,440
Trustees’ fees	10,968	10,923	10,920	10,923
Compliance officer fees	10,897	7,857	116,057	9,070
Management services fees	6,221	8,350	1,052,193	12,282
Printing expense	5,584	2,549	606,877	11,537
Networking fees	4,663	17,254	4,481,516	18,810
Custody fees	3,593	4,000	183,897	4,933
Transfer Agent fees	323	1,422	290,505	6,172
Insurance expense	239	424	150,506	9,155
Interest expense	—	11,401	—	23,960
Miscellaneous expense	2,822	2,223	57,211	2,237
Total Operating Expenses	211,452	347,911	88,986,063	669,148
Less: Expenses waived/reimbursed by Manager	(105,770)	(139,626)	(500,984)	(220,559)
Net Operating Expenses	105,682	208,285	88,485,079	448,589

Net Investment Income (Loss)	(81)	126,344	324,992	300,976

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	—	282,502	37,625,580	1,182,960
Options purchased	—	(264,363)	—	(1,466,950)
Options written	—	681,301	—	1,595,846
Futures	60,662	—	284,887,712	—
Foreign currency transactions	(1,019)	—	1,199,348	—
Net realized gain	59,643	699,440	323,712,640	1,311,856

Net change in unrealized appreciation (depreciation) on:
Investments	6	152,565	22,174,281	309,945
Options purchased	—	(17,079)	—	(257,221)
Options written	—	18,519	—	(109,202)
Futures	19,469	—	(70,787,936)	—
Foreign currency translations	768	—	(18,476,398)	—

Net change in unrealized appreciation (depreciation)	20,243	154,005	(67,090,053)	(56,478)

Net Realized and Unrealized Gain on Investments	79,886	853,445	256,622,587	1,255,378

Net Increase in Net Assets Resulting From Operations	$79,805	$979,789	$256,947,579	$1,556,354

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets

	Catalyst Hedged Commodity Strategy Fund		Catalyst Hedged Futures Strategy Fund
	(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018

Operations:
Net investment loss	$(217,572)	$(1,113,406)	$(6,779,478)	$(18,050,990)
Net realized gain (loss) on investments	(9,234,890)	10,650,405	110,276	(119,321,422)
Net change in unrealized appreciation (depreciation) on investments	9,485,582	(9,791,792)	(11,852,745)	1,350,857
Net increase (decrease) in net assets resulting from operations	33,120	(254,793)	(18,521,947)	(136,021,555)

Distributions to Shareholders from:
Net investment income
Class A	—	(510,439)	—	—
Class C	—	(120,850)	—	—
Class I	—	(975,181)	—	—
Total Distributions *
Class A	(41,435)	—	—	—
Class C	—	—	—	—
Class I	(292,885)	—	—	—
Total distributions to shareholders	(334,320)	(1,606,470)	—	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	1,180,743	5,408,621	15,662,401	54,864,927
Class C	1,762,808	4,075,297	2,952,276	8,488,744
Class I	16,057,302	29,823,635	113,644,948	276,667,852
Reinvestment of distributions
Class A	38,620	454,121	—	—
Class C	—	116,110	—	—
Class I	250,833	869,506	—	—
Cost of shares redeemed
Class A	(15,130,135)	(19,538,889)	(95,335,770)	(490,757,320)
Class C	(4,956,827)	(6,940,839)	(41,439,870)	(154,534,286)
Class I	(35,814,050)	(38,246,131)	(361,865,525)	(1,171,512,334)
Net decrease in net assets from share transactions of beneficial interest	(36,610,706)	(23,978,569)	(366,381,540)	(1,476,782,417)

Total Decrease in Net Assets	(36,911,906)	(25,839,832)	(384,903,487)	(1,612,803,972)

Net Assets:
Beginning of year	87,049,036	112,888,868	815,058,395	2,427,862,367
End of year**	$50,137,130	$87,049,036	$430,154,908	$815,058,395

Share Activity:
Class A
Shares Sold	109,202	488,998	1,960,385	6,690,997
Shares Reinvested	3,637	41,701	—	—
Shares Redeemed	(1,425,667)	(1,770,228)	(12,018,893)	(59,835,040)
Net decrease in shares of Beneficial interest	(1,312,828)	(1,239,529)	(10,058,508)	(53,144,043)

Class C
Shares Sold	166,501	370,815	384,814	1,067,750
Shares Reinvested	—	10,761	—	—
Shares Redeemed	(474,421)	(637,161)	(5,444,918)	(19,677,458)
Net decrease in shares of Beneficial interest	(307,920)	(255,585)	(5,060,104)	(18,609,708)

Class I
Shares Sold	1,473,290	2,679,984	14,089,042	33,487,075
Shares Reinvested	23,663	79,625	—	—
Shares Redeemed	(3,375,917)	(3,459,683)	(45,106,029)	(142,161,138)
Net decrease in shares of Beneficial interest	(1,878,964)	(700,074)	(31,016,987)	(108,674,063)

*	Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Period includes distributions in excess of net investment loss of $(1,540,324) for Hedged Commodity Strategy and $(9,851,899) for Hedgd Futures Strategy as of June 30, 2018.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst Systematic Alpha Fund		Catalyst Multi Strategy Fund
	(Consolidated)		(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018

Operations:
Net investment income (loss)	$49,378	$7,924	$(81)	$(75,324)
Net realized gain (loss) on investments	(609,971)	(102,258)	59,643	(69,959)
Net change in unrealized appreciation (depreciation) on investments	523,615	(191,028)	20,243	103,061
Net increase (decrease) in net assets resulting from operations	(36,978)	(285,362)	79,805	(42,222)

Distributions to Shareholders from:
Total Distributions *
Class A	(40)	—	—	—
Class C	(1,157)	—	—	—
Class I	(32,595)	—	—	—
Total distributions to shareholders	(33,792)	—	—	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	72,853	2,671,832	42,592	157,620
Class C	87,934	372,009	935	264,634
Class I	690,035	1,847,366	1,430,556	714,277
Reinvestment of distributions
Class A	40	—	—	—
Class C	1,158	—	—	—
Class I	19,382	—	—	—
Cost of shares redeemed
Class A	(2,096,418)	(783,230)	(149,756)	(555,921)
Class C	(92,880)	(283,944)	(143,727)	(369,861)
Class I	(1,258,216)	(568,858)	(2,743,582)	(4,506,426)
Net increase (decrease) in net assets from share transactions of beneficial interest	(2,576,112)	3,255,175	(1,562,982)	(4,295,677)

Total Increase (Decrease) in Net Assets	(2,646,882)	2,969,813	(1,483,177)	(4,337,899)

Net Assets:
Beginning of year	5,262,336	2,292,523	5,895,483	10,233,382
End of year**	$2,615,454	$5,262,336	$4,412,306	$5,895,483

Share Activity:
Class A
Shares Sold	8,362	288,816	2,904	10,737
Shares Reinvested	5	—	—	—
Shares Redeemed	(234,613)	(85,435)	(10,209)	(37,598)
Net increase (decrease) in shares of Beneficial interest	(226,246)	203,381	(7,305)	(26,861)

Class C
Shares Sold	10,638	41,688	65	18,176
Shares Reinvested	153	—	—	—
Shares Redeemed	(11,230)	(31,338)	(10,073)	(25,523)
Net increase (decrease) in shares of Beneficial interest	(439)	10,350	(10,008)	(7,347)

Class I
Shares Sold	78,429	196,063	97,340	48,175
Shares Reinvested	2,527	—	—	—
Shares Redeemed	(155,739)	(62,744)	(186,838)	(303,308)
Net increase (decrease) in shares of Beneficial interest	(74,783)	133,319	(89,498)	(255,133)

*	Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes distributions in excess of net investment income (loss) of $7,219 for Systematic Alpha and $(129,638) for Multi Strategy as of June 30, 2018.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst Exceed Defined Risk Fund		Catalyst/Millburn Hedge Strategy Fund
			(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018

Operations:
Net investment income (loss)	$126,344	$55,008	$324,992	$(16,159,111)
Net realized gain (loss) on investments	699,440	372,451	323,712,640	(128,340,255)
Net change in unrealized appreciation (depreciation) on investments	154,005	135,025	(67,090,053)	332,749,972
Net increase in net assets resulting from operations	979,789	562,484	256,947,579	188,250,606

Distributions to Shareholders from:
Net investment income
Class A	—	(355)	—	—
Class C	—	(661)	—	—
Class I	—	(16,246)	—	—
Net realized gains
Class A	—	—	—	(13,079,419)
Class C	—	—	—	(10,427,796)
Class I	—	—	—	(95,650,927)
Total Distributions *
Class A	(6,333)	—	(11,023,403)	—
Class C	(983)	—	(8,679,857)	—
Class I	(52,671)	—	(109,885,631)	—
Total distributions to shareholders	(59,987)	(17,262)	(129,588,891)	(119,158,142)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	956,326	2,128,770	164,057,509	277,630,396
Class C	598,315	1,050,264	116,645,987	194,370,404
Class I	11,258,017	8,914,750	1,958,296,390	2,366,843,910
Reinvestment of distributions
Class A	5,863	311	8,891,616	11,703,303
Class C	965	632	8,253,857	9,879,981
Class I	27,020	8,700	82,153,824	77,717,738
Cost of shares redeemed
Class A	(1,202,418)	(325,618)	(148,588,782)	(259,035,553)
Class C	(626,942)	(120,590)	(82,980,597)	(75,712,455)
Class I	(13,198,649)	(2,445,439)	(1,374,811,755)	(1,051,528,225)
Net increase (decrease) in net assets from share transactions of beneficial interest	(2,181,503)	9,211,780	731,918,049	1,551,869,499

Total Increase (Decrease) in Net Assets	(1,261,701)	9,757,002	859,276,737	1,620,961,963

Net Assets:
Beginning of year	13,469,986	3,712,984	4,070,548,949	2,449,586,986
End of year**	$12,208,285	$13,469,986	$4,929,825,686	$4,070,548,949

Share Activity:
Class A
Shares Sold	95,280	217,864	5,205,804	8,865,539
Shares Reinvested	602	31	295,599	366,077
Shares Redeemed	(118,318)	(33,090)	(4,735,798)	(8,385,559)
Net increase (decrease) in shares of Beneficial interest	(22,436)	184,805	765,605	846,057

Class C
Shares Sold	61,587	110,372	3,767,797	6,279,429
Shares Reinvested	103	66	278,564	313,053
Shares Redeemed	(63,857)	(12,598)	(2,691,287)	(2,486,886)
Net increase (decrease) in shares of Beneficial interest	(2,167)	97,840	1,355,074	4,105,596

Class I
Shares Sold	1,091,675	903,475	62,082,648	75,344,112
Shares Reinvested	2,757	872	2,721,227	2,421,868
Shares Redeemed	(1,263,080)	(244,777)	(43,976,459)	(34,373,738)
Net increase (decrease) in shares of Beneficial interest	(168,648)	659,570	20,827,416	43,392,242

*	Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Period includes distributions in excess of net investment income (loss) of $54,935 for Exceed Defined Risk and $(105,523,030) for Millburn Hedge Strategy as of June 30, 2018.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst Exceed Defined Shield Fund
	Year Ended	Period Ended	Year Ended
	June 30, 2019	June 30, 2018	November 30, 2017 (b)

Operations:
Net investment income	$300,976	$138,109	$113,131
Net realized gain on investments	1,311,856	1,822,367	3,136,807
Net change in unrealized appreciation (depreciation) on investments	(56,478)	(1,297,719)	494,282
Net increase in net assets resulting from operations	1,556,354	662,757	3,744,220

Distributions to Shareholders from:
Net investment income
Class A	—	(29,195)	(40,508)
Class C (a)	—	(523)	—
Class I	—	(60,216)	(56,099)
Net realized gains
Class A	—	(1,843,556)	(36,303)
Class C (a)	—	(22,718)	—
Class I	—	(1,769,892)	(36,990)
Total Distributions *
Class A	(1,323,247)	—	—
Class C (a)	(108,448)	—	—
Class I	(1,016,817)	—	—
Total distributions to shareholders	(2,448,512)	(3,726,100)	(169,900)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	5,608,163	4,245,846	6,711,991
Class C (a)	908,358	632,917	190,435
Class I	6,142,679	4,826,421	7,957,159
Reinvestment of distributions
Class A	1,182,934	1,659,472	75,128
Class C (a)	108,448	23,241	—
Class I	745,616	1,318,881	84,958
Cost of shares redeemed
Class A	(6,499,665)	(2,797,122)	(5,085,727)
Class C (a)	(199,597)	(60,707)	(1,038)
Class I	(6,839,822)	(4,811,546)	(7,042,181)
Net increase in net assets from share transactions of beneficial interest	1,157,114	5,037,403	2,890,725

Total Increase in Net Assets	264,956	1,974,060	6,465,045

Net Assets:
Beginning of period	30,947,634	28,973,574	22,508,529
End of period**	$31,212,590	$30,947,634	$28,973,574

Share Activity:
Class A
Shares Sold	573,745	415,093	623,544
Shares Reinvested	131,291	163,173	7,328
Shares Redeemed	(663,289)	(272,004)	(468,519)
Net increase in shares of Beneficial interest	41,747	306,262	162,353

Class C (a)
Shares Sold	91,438	61,725	16,808
Shares Reinvested	12,158	2,299	—
Shares Redeemed	(21,774)	(5,405)	(91)
Net increase in shares of Beneficial interest	81,822	58,619	16,717

Class I
Shares Sold	639,711	461,912	741,043
Shares Reinvested	82,389	129,175	8,257
Shares Redeemed	(687,483)	(462,636)	(640,283)
Net increase in shares of Beneficial interest	34,617	128,451	109,017

(a)	Class C commenced operations on September 5, 2017.

(b)	The Catalyst Exceed Defined Shield Fund changed its fiscal year end from November 30 to June 30.

*	Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended November 30, 2017 and period ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes distributions in excess of net investment income of $118,890 as of June 30, 2018 and $70,715 as of November 30, 2017.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Hedged Commodity Strategy Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the		For the	For the	For the
	Year Ended		Year Ended	Year Ended	Period Ended
	June 30, 2019		June 30, 2018	June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of year/period	$10.75		$10.96	$10.90	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.05)		(0.13)	(0.17)	(0.14)
Net realized and unrealized gain on investments	0.29		0.08	0.35	1.04
Total from investment operations	0.24		(0.05)	0.18	0.90

LESS DISTRIBUTIONS:
From net investment income	(0.04)		(0.16)	(0.11)	—
From net realized gains on investments	—		—	(0.01)	—
Total distributions	(0.04)		(0.16)	(0.12)	—

Net asset value, end of year/period	$10.95		$10.75	$10.96	$10.90

Total return (C)	2.20	% (D)	(0.48)%	1.73%	9.00	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$10,932		$24,855	$39,938	$9,107
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	2.40%		2.33%	2.24%	3.51	% (F)
Expenses, net waiver and reimbursement (G)	2.26%		2.24%	2.24%	2.24	% (F)
Net investment loss, before waiver and reimbursement (G,H)	(0.55)%		(1.26)%	(1.62)%	(3.02	)% (F)
Net investment loss, net waiver and reimbursement (G,H)	(0.41)%		(1.17)%	(1.62)%	(1.81	)% (F)
Portfolio turnover rate	0%		0%	19%	194	% (E)

	Class C
	For the		For the	For the	For the
	Year Ended		Year Ended	Year Ended	Period Ended
	June 30, 2019		June 30, 2018	June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of year/period	$10.61		$10.86	$10.84	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.12)		(0.21)	(0.25)	(0.20)
Net realized and unrealized gain on investments	0.27		0.07	0.36	1.04
Total from investment operations	0.15		(0.14)	0.11	0.84

LESS DISTRIBUTIONS:
From net investment income	—		(0.11)	(0.08)	—
From net realized gains on investments	—		—	(0.01)	—
Total distributions	—		(0.11)	(0.09)	—

Net asset value, end of year/period	$10.76		$10.61	$10.86	$10.84

Total return (C)	1.41%		(1.31)%	1.10%	8.40	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$7,322		$10,487	$13,504	$2,547
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	3.15%		3.08%	2.99%	4.26	% (F)
Expenses, net waiver and reimbursement (G)	3.01%		2.99%	2.99%	2.99	% (F)
Net investment loss, before waiver and reimbursement (G,H)	(1.30)%		(2.00)%	(2.35)%	(3.79	)% (F)
Net investment loss, net waiver and reimbursement (G,H)	(1.16)%		(1.91)%	(2.35)%	(2.60	)% (F)
Portfolio turnover rate	0%		0%	19%	194	% (E)

(A)	The Catalyst Hedged Commodity Strategy Fund Class A, Class C and Class I shares commenced operations on September 30, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Annualized.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Hedged Commodity Strategy Fund (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of year/period	$10.79	$11.00	$10.92	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.02)	(0.10)	(0.15)	(0.12)
Net realized and unrealized gain on investments	0.28	0.08	0.36	1.04
Total from investment operations	0.26	(0.02)	0.21	0.92

LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.19)	(0.12)	—
From net realized gains on investments	—	—	(0.01)	—
Total distributions	(0.11)	(0.19)	(0.13)	—

Net asset value, end of year/period	$10.94	$10.79	$11.00	$10.92

Total return (C)	2.40%	(0.22)%	2.00%	9.20	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$31,882	$51,708	$60,447	$6,249
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	2.15%	2.08%	1.99%	3.26	% (E)
Expenses, net waiver and reimbursement (F)	2.01%	1.99%	1.99%	1.99	% (E)
Net investment loss, before waiver and reimbursement (F,G)	(0.30)%	(0.99)%	(1.36)%	(2.92	)% (E)
Net investment loss, net waiver and reimbursement (F,G)	(0.16)%	(0.90)%	(1.36)%	(1.58	)% (E)
Portfolio turnover rate	0%	0%	19%	194	% (D)

(A)	The Catalyst Hedged Commodity Strategy Fund Class I shares commenced operations on September 30, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Hedged Futures Strategy Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$8.07	$8.61	$11.41	$10.86	$10.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.09)	(0.11)	(0.16)	(0.20)	(0.23)
Net realized and unrealized gain (loss) on investments	(0.12)	(0.43)	(1.56)	0.89	0.42
Total from investment operations	(0.21)	(0.54)	(1.72)	0.69	0.19

LESS DISTRIBUTIONS:
From net realized gains on investments	—	—	(1.08)	(0.14)	(0.10)
Total distributions	—	—	(1.08)	(0.14)	(0.10)

Net asset value, end of year	$7.86	$8.07	$8.61	$11.41	$10.86

Total return (B)	(2.60)%	(6.27)%	(16.39)%	6.39%	1.83	% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$82,099	$165,433	$634,388	$1,096,675	$392,282
Ratios to average net assets (including interest expense)
Ratio of expenses to average net assets (D,E)	2.33%	2.26%	2.20%	2.17%	2.19%
Ratio of net investment loss to average net assets (D,F)	(1.15)%	(1.28)%	(1.51)%	(1.80)%	(2.12)%
Portfolio turnover rate	0%	0%	54%	177%	0%

	Class C
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019		June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$7.76		$8.35	$11.17	$10.71	$10.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.14)		(0.16)	(0.23)	(0.28)	(0.30)
Net realized and unrealized gain (loss) on investments	(0.11)		(0.43)	(1.51)	0.88	0.41
Total from investment operations	(0.25)		(0.59)	(1.74)	0.60	0.11

LESS DISTRIBUTIONS:
From net realized gains on investments	—		—	(1.08)	(0.14)	(0.10)
Total distributions	—		—	(1.08)	(0.14)	(0.10)

Net asset value, end of year	$7.51		$7.76	$8.35	$11.17	$10.71

Total return (B)	(3.22	)% (C)	(7.07)%	(17.02)%	5.63%	1.09	% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$65,411		$106,913	$270,360	$323,055	$103,602
Ratios to average net assets (including interest expense)
Ratio of expenses to average net assets (D,E)	3.08%		3.02%	2.95%	2.92%	2.94%
Ratio of net investment loss to average net assets (D,F)	(1.89)%		(2.04)%	(2.25)%	(2.55)%	(2.87)%
Portfolio turnover rate	0%		0%	54%	177%	0%

(A) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(B) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any.

(C) Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D) Does not include expenses of the underlying investment companies in which the Fund invests.

(E) Ratio of expenses to average net assets (excluding interest expense) for June 30, 2019.
Class A	2.27%		2.24%	2.16%
Class C	3.02%		3.00%	2.91%

(F) Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Hedged Futures Strategy Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$8.17	$8.70	$11.48	$10.90	$10.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.07)	(0.09)	(0.13)	(0.17)	(0.20)
Net realized and unrealized gain (loss) on investments	(0.12)	(0.44)	(1.57)	0.89	0.42
Total from investment operations	(0.19)	(0.53)	(1.70)	0.72	0.22

LESS DISTRIBUTIONS:
From net realized gains on investments	—	—	(1.08)	(0.14)	(0.10)
Total distributions	—	—	(1.08)	(0.14)	(0.10)

Net asset value, end of year	$7.98	$8.17	$8.70	$11.48	$10.90

Total return (B)	(2.33)%	(6.09)%	(16.17)%	6.64%	2.11	% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$282,645	$542,712	$1,523,114	$1,898,708	$579,682
Ratios to average net assets (including interest expense)
Ratio of expenses to average net assets (D,E)	2.08%	2.02%	1.95%	1.92%	1.94%
Ratio of net investment loss to average net assets (D,F)	(0.91)%	(1.03)%	(1.25)%	(1.54)%	(1.87)%
Portfolio turnover rate	0%	0%	54%	177%	0%

(A) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(C) Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D) Does not include expenses of the underlying investment companies in which the Fund invests.

(E) Ratio of expenses to average net assets (excluding dividend and interest expense) for June 30, 2019.
	2.02%	2.00%	1.91%

(F) Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Systematic Alpha Fund (Consolidated)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2019		June 30, 2018		June 30, 2017		June 30, 2016		June 30, 2015 (A)

Net asset value, beginning of year/period	$8.93		$9.45		$9.84		$9.65		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.15		0.02		0.07		0.04		0.15
Net realized and unrealized gain (loss) on investments	0.10	(C)	(0.54)		(0.45	) (C)	0.25		(0.45)
Total from investment operations	0.25		(0.52)		(0.38)		0.29		(0.30)

LESS DISTRIBUTIONS:
From net investment income	(0.00	) (D)	—		(0.01)		(0.07)		(0.05)
From net realized gains on investments	—		—		—		(0.03)		(0.00	) (D)
Total distributions	(0.00)		—		(0.01)		(0.10)		(0.05)

Net asset value, end of year/period	$9.18		$8.93		$9.45		$9.84		$9.65

Total return (E)	2.82	% (F)	(5.50	)% (F)	(3.87	)% (F)	2.93	% (F)	(2.92	)% (G)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$140		$2,157		$360		$573		$200
Ratios to average net assets(including dividend and interest expense) (H)
Expenses, before waiver and reimbursement (J)	5.10%		4.24%		3.96%		4.77%		8.50	% (K)
Expenses, net waiver and reimbursement (J)	2.02%		1.86%		0.60%		0.68%		2.07	% (K)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (J,L)	(1.24)%		(2.12)%		(2.67)%		(3.13)%		(4.76	)% (K)
Net investment income, net waiver and reimbursement (J,L)	1.67%		0.25%		0.69%		0.45%		1.66	% (K)
Portfolio turnover rate	120%		116%		17%		137%		366	% (G)

	Class C
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2019		June 30, 2018		June 30, 2017		June 30, 2016		June 30, 2015 (A)

Net asset value, beginning of year/period	$8.72		$9.30		$9.75		$9.64		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.07		(0.06)		0.06		(0.03)		0.01
Net realized and unrealized gain (loss) on investments	0.09	(C)	(0.52)		(0.51	) (C)	0.23	(C)	(0.37)
Total from investment operations	0.16		(0.58)		(0.45)		0.20		(0.36)

LESS DISTRIBUTIONS:
From net investment income	(0.03)		—		—		(0.06)		—
From net realized gains on investments	—		—		—		(0.03)		(0.00	) (D)
Total distributions	(0.03)		—		—		(0.09)		(0.00)

Net asset value, end of year/period	$8.85		$8.72		$9.30		$9.75		$9.64

Total return (E)	1.94	% (F)	(6.24	)% (F)	(4.62	)% (F)	2.04	% (F)	(3.56	)% (G)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$269		$269		$190		$337		$9
Ratios to average net assets(including dividend and interest expense) (I)
Expenses, before waiver and reimbursement (J)	5.85%		4.82%		4.71%		5.52%		9.25	% (K)
Expenses, net waiver and reimbursement (J)	2.77%		2.31%		1.35%		1.38%		2.82	% (K)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (J,L)	(2.36)%		(3.21)%		(2.72)%		(5.42)%		(6.29	)% (K)
Net investment income (loss), net waiver and reimbursement (J,L)	0.81%		(0.70)%		0.65%		(0.27)%		0.13	% (K)
Portfolio turnover rate	120%		116%		17%		137%		366	% (G)

(A) The Catalyst Systematic Alpha Fund Class A and Class C shares commenced operations on July 31, 2014.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C) As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the periods ended June 30, 2019, June 30, 2017 and June 30, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(D) Represents less than $0.01 per share.

(E) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(F) Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G) Not annualized.

(H) Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement (J)	5.10%		4.24%		3.96%		4.76%		8.47	% (K)
Expenses, net waiver and reimbursement (J)	2.02%		1.86%		0.60%		0.67%		1.99	% (K)

(I) Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement (J)	5.85%		4.82%		4.71%		5.51%		9.22	% (K)
Expenses, net waiver and reimbursement (J)	2.77%		2.31%		1.35%		1.37%		2.74	% (K)

(J) Does not include expenses of the underlying investment companies in which the Fund invests.

(K) Annualized.

(L) Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Systematic Alpha Fund (Consolidated) (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2019		June 30, 2018		June 30, 2017		June 30, 2016		June 30, 2015 (A)

Net asset value, beginning of year/period	$8.91		$9.40		$9.84		$9.64		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.15		0.03		0.11		0.06		0.25
Net realized and unrealized gain (loss) on investments	0.10	(C)	(0.52)		(0.46	) (C)	0.24	(C)	(0.55)
Total from investment operations	0.25		(0.49)		(0.35)		0.30		(0.30)

LESS DISTRIBUTIONS:
From net investment income	(0.11)		—		(0.09)		(0.07)		(0.06)
From net realized gains on investments	—		—		—		(0.03)		(0.00	) (D)
Total distributions	(0.11)		—		(0.09)		(0.10)		(0.06)

Net asset value, end of year/period	$9.05		$8.91		$9.40		$9.84		$9.64

Total return (E)	2.97	% (F)	(5.21	)% (F)	(3.61	)% (F)	3.11	% (F)	(2.98	)% (G)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$2,206		$2,837		$1,742		$526		$66
Ratios to average net assets(including dividend and interest expense) (H)
Expenses, before waiver and reimbursement (I)	4.85%		3.81%		3.14%		4.52%		8.25	% (J)
Expenses, net waiver and reimbursement (I)	1.77%		1.36%		0.35%		0.46%		1.82	% (J)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (I,K)	(1.29)%		(2.17)%		(1.66)%		(4.50)%		(3.98	)% (J)
Net investment income, net waiver and reimbursement (I,K)	1.79%		0.29%		1.13%		1.12%		2.45	% (J)
Portfolio turnover rate	120%		116%		17%		137%		366	% (G)

(A) The Catalyst Systematic Alpha Fund Class I shares commenced operations on July 31, 2014.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C) As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the periods ended June 30, 2019, June 30, 2017 and June 30, 2016, primarily due to timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(D) Represents less than $0.01 per share.

(E) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(F) Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G) Not annualized.

(H) Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement (J)	4.85%		3.81%		3.14%		4.51%		8.22	% (J)
Expenses, net waiver and reimbursement (J)	1.77%		1.36%		0.35%		0.45%		1.74	% (J)

(I) Does not include expenses of the underlying investment companies in which the Fund invests.

(J) Annualized.

(K) Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Multi-Strategy Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the	For the		For the	For the
	Year Ended	Year Ended		Year Ended	Period Ended
	June 30, 2019	June 30, 2018		June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of year/period	$14.62	$14.79		$15.51	$15.55

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.04)	(0.17)		(0.27)	(0.27)
Net realized and unrealized gain (loss) on investments	0.27	0.00	(F,I)	(0.43)	0.23	(F)
Total from investment operations	0.23	(0.17)		(0.70)	(0.04)

LESS DISTRIBUTIONS:
From net investment income	—	—		(0.02)	—
Total distributions	—	—		(0.02)	—

Net asset value, end of year/period	$14.85	$14.62		$14.79	$15.51

Total return (C)	1.57%	(1.15)%		(4.51)%	(0.26	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$148	$253		$653	$1,856
Ratios to average net assets (including interest expense) (G)
Expenses, before waiver and reimbursement (J)	4.32%	3.22%		2.82%	3.15	% (E)
Expenses, net waiver and reimbursement (J)	2.26%	2.24%		2.26%	2.24	% (E)
Ratios of net Investment income (loss) (including interest expense)
Net investment loss, before waiver and reimbursement (J,K)	(2.27)%	(2.13)%		(2.34)%	(2.52	)% (E)
Net investment loss net waiver and reimbursement (J,K)	(0.22)%	(1.15)%		(1.78)%	(1.94	)% (E)
Portfolio turnover rate	0%	0%		0%	0	% (D)

	Class C
	For the	For the		For the	For the
	Year Ended	Year Ended		Year Ended	Period Ended
	June 30, 2019	June 30, 2018		June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of year/period	$14.33	$14.61		$15.40	$15.55

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.14)	(0.27)		(0.37)	(0.36)
Net realized and unrealized gain (loss) on investments	0.25	(0.01	) (F)	(0.42)	0.21	(F)
Total from investment operations	0.11	(0.28)		(0.79)	(0.15)

Net asset value, end of year/period	$14.44	$14.33		$14.61	$15.40

Total return (C)	0.77%	(1.92)%		(5.13)%	(0.96	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$166	$308		$421	$577
Ratios to average net assets (including interest expense) (H)
Expenses, before waiver and reimbursement (J)	5.07%	4.06%		3.59%	3.90	% (E)
Expenses, net waiver and reimbursement (J)	3.01%	2.99%		3.01%	2.99	% (E)
Ratios of net Investment income (loss) (including interest expense)
Net investment loss, before waiver and reimbursement (J,K)	(3.00)%	(2.94)%		(3.10)%	(3.68	)% (E)
Net investment loss net waiver and reimbursement (J,K)	(0.97)%	(1.86)%		(2.52)%	(2.70	)% (E)
Portfolio turnover rate	0%	0%		0%	0	% (D)

(A) The Catalyst Multi-Strategy Fund Class A and Class C shares commenced operations on August 13, 2015.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D) Not annualized.

(E) Annualized.

(F) As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2018 and period ended June 30, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G) Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (J)	4.32%	3.22%		2.80%	3.15	% (E)
Expenses, net waiver and reimbursement (J)	2.26%	2.24%		2.24%	2.24	% (E)

(H) Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (J)	5.07%	4.06%		3.57%	3.90	% (E)
Expenses, net waiver and reimbursement (J)	3.01%	2.99%		2.99%	2.99	% (E)

(I) Amount is less than $0.005.

(J) Does not include expenses of the underlying investment companies in which the Fund invests.

(K) Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Multi-Strategy Fund (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the		For the	For the
	Year Ended	Year Ended		Year Ended	Period Ended
	June 30, 2019	June 30, 2018		June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of year/period	$14.64	$14.79		$15.55	$15.55

INCOME FROM INVESTMENT OPERATIONS:
Net investment Income (loss) (B)	0.01	(0.13)		(0.23)	(0.23)
Net realized and unrealized gain (loss) on investments	0.26	(0.02	) (F)	(0.43)	0.23	(F)
Total from investment operations	0.27	(0.15)		(0.66)	0.00

LESS DISTRIBUTIONS:
From net investment income	—	—		(0.10)	—
Total distributions	—	—		(0.10)	—

Net asset value, end of year/period	$14.91	$14.64		$14.79	$15.55

Total return (C)	1.84%	(1.01)%		(4.21)%	0	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$4,098	$5,335		$9,159	$11,905
Ratios to average net assets (including interest expense) (G)
Expenses, before waiver and reimbursement (H)	4.07%	2.99%		2.58%	2.90	% (E)
Expenses, net waiver and reimbursement (H)	2.01%	1.99%		2.01%	1.99	% (E)
Ratios of net Investment income (loss) (including interest expense)
Net investment loss, before waiver and reimbursement (H,I)	(2.01)%	(1.89)%		(2.09)%	(2.78	)% (E)
Net investment income (loss) net waiver and reimbursement (H,I)	0.05%	(0.89)%		(1.52)%	(1.72	)% (E)
Portfolio turnover rate	0%	0%		0%	0	% (D)

(A) The Catalyst Multi-Strategy Fund Class I shares commenced operations on August 13, 2015.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D) Not annualized.

(E) Annualized.

(F) As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2018 and period ended June 30, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G) Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (H)	4.07%	2.99%		2.56%	2.90	% (E)
Expenses, net waiver and reimbursement (H)	2.01%	1.99%		1.99%	1.99	% (E)

(H) Does not include expenses of the underlying investment companies in which the Fund invests.

(I) Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Exceed Defined Risk Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018		June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$10.11	$9.55		$8.40	$11.94	$10.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.08	0.04		0.17	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	0.58	0.52		0.98	(1.90)	1.55
Total from investment operations	0.66	0.56		1.15	(1.94)	1.52

LESS DISTRIBUTIONS:
From net investment income	(0.03)	(0.00	) (B)	—	—	—
From net realized gains on investments	—	—		—	(1.60)	(0.22)
Total distributions	(0.03)	(0.00)		—	(1.60)	(0.22)

Net asset value, end of year	$10.74	$10.11		$9.55	$8.40	$11.94

Total return (C)	6.54%	5.88%		13.69%	(17.03)%	14.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,417	$2,503		$599	$2,888	$6,426
Ratios to average net assets (including dividend and interest expense) (E)
Expenses, before waiver and reimbursement (G)	2.60%	2.69%		4.87%	2.86%	2.42%
Expenses, net waiver and reimbursement (G)	1.60%	1.51%		1.53%	1.51%	1.50%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (G)(H)	(0.21)%	(0.80)%		(1.42)%	(1.77)%	(1.14)%
Net investment income (loss), net waiver and reimbursement (G)(H)	0.79%	0.38%		1.92%	(0.40)%	(0.23)%
Portfolio turnover rate	112%	177%		292%	153%	216%

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$9.71	$9.24	$8.21	$11.80	$10.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.00	(B)	(0.03)	(0.05)	(0.12)	(0.15)
Net realized and unrealized gain (loss) on investments	0.55	0.51	1.08	(1.87)	1.58
Total from investment operations	0.55	0.48	1.03	(1.99)	1.43

LESS DISTRIBUTIONS:
From net investment income	(0.01)	(0.01)	—	—	—
From net realized gains on investments	—	—	—	(1.60)	(0.22)
Total distributions	(0.01)	(0.01)	—	(1.60)	(0.22)

Net asset value, end of year	$10.25	$9.71	$9.24	$8.21	$11.80

Total return (C)	5.64%	5.20%	12.55%	(17.70)%	13.55%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,179	$1,138	$179	$57	$214
Ratios to average net assets(including dividend and interest expense) (F)
Expenses, before waiver and reimbursement (G)	3.35%	3.47%	8.94%	3.61%	3.17%
Expenses, net waiver and reimbursement (G)	2.35%	2.26%	2.31%	2.24%	2.25%
Ratios of net Investment loss (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (G)(H)	(0.97)%	(1.56)%	(7.23)%	(2.53)%	(2.15)%
Net investment income (loss), net waiver and reimbursement (G)(H)	0.03%	(0.35)%	(0.60)%	(1.21)%	(1.24)%
Portfolio turnover rate	112%	177%	292%	153%	216%

(A) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(B) Represents an amount less than $0.01 per share.

(C) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D) Not annualized.

(E) Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement	2.52%	2.68%	4.84%	2.85%	2.42%
Expenses, net waiver and reimbursement	1.52%	1.50%	1.50%	1.50%	1.50%

(F) Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement	3.27%	3.46%	8.88%	3.60%	3.17%
Expenses, net waiver and reimbursement	2.27%	2.25%	2.25%	2.25%	2.25%

(G) Does not include expenses of the underlying investment companies in which the Fund invests.

(H) Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Exceed Defined Risk Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$10.18	$9.61	$8.44	$11.97	$10.63

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.11	0.06	—	(0.05)	0.04
Net realized and unrealized gain (loss) on investments	0.57	0.53	1.17	(1.88)	1.52
Total from investment operations	0.68	0.59	1.17	(1.93)	1.56

LESS DISTRIBUTIONS:
From net investment income	(0.05)	(0.02)	—	—	—
From net realized gains on investments	—	—	—	(1.60)	(0.22)
Total distributions	(0.05)	(0.02)	—	(1.60)	(0.22)

Net asset value, end of year	$10.81	$10.18	$9.61	$8.44	$11.97

Total return (B)	6.73%	6.12%	13.86%	(16.90)%	14.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,613	$9,829	$2,935	$74	$1,023
Ratios to average net assets(including dividend and interest expense) (C)
Expenses, before waiver and reimbursement (D)	2.35%	2.43%	9.23%	2.61%	2.17%
Expenses, net waiver and reimbursement (D)	1.35%	1.26%	1.32%	1.26%	1.25%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement (D)(E)	0.04%	(0.55)%	(7.93)%	(1.54)%	(0.55)%
Net investment Income (loss), net waiver and reimbursement (D)(E)	1.04%	0.62%	(0.02)%	(0.43)%	0.37%
Portfolio turnover rate	112%	177%	292%	153%	216%

(A) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(B) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C) Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement	2.27%	2.42%	9.16%	2.60%	2.17%
Expenses, net waiver and reimbursement	1.27%	1.25%	1.25%	1.25%	1.25%

(D) Does not include expenses of the underlying investment companies in which the Fund invests.

(E) Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Millburn Hedge Strategy Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2019		June 30, 2018		June 30, 2017		June 30, 2016 (A)

Net asset value, beginning of year/period	$31.14		$29.82		$28.51		$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.04)		(0.29)		(0.25)		(0.05)
Net realized and unrealized gain on investments	1.89		2.67		2.08		3.56
Total from investment operations	1.85		2.38		1.83		3.51

LESS DISTRIBUTIONS:
From net investment income	(0.45)		—		(0.35)		—
From net realized gains on investments	(0.47)		(1.06)		(0.17)		—
Total distributions	(0.92)		(1.06)		(0.52)		—

Net asset value, end of year/period	$32.07		$31.14		$29.82		$28.51

Total return (C)	6.13%		7.88	% (D)	6.49	% (D)	14.04	% (D,E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$424,968		$388,806		$347,156		$36,915
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	2.19%		2.15%		2.14%		2.25	% (G)
Expenses, net waiver and reimbursement (F)	2.18%		2.14%		2.13%		2.24	% (G)
Net investment loss, before waiver and reimbursement (F,H)	(0.15)%		(0.94)%		(0.85)%		(0.38	)% (G)
Net investment loss, net waiver and reimbursement (F,H)	(0.14)%		(0.94)%		(0.85)%		(0.35	)% (G)
Portfolio turnover rate	19%		12%		4%		1	% (E)

	Class C
	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2019		June 30, 2018		June 30, 2017		June 30, 2016 (A)

Net asset value, beginning of year/period	$30.61		$29.56		$28.40		$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.27)		(0.42)		(0.47)		(0.16)
Net realized and unrealized gain on investments	1.86		2.53		2.07		3.56
Total from investment operations	1.59		2.11		1.60		3.40

LESS DISTRIBUTIONS:
From net investment income	(0.27)		—		(0.27)		—
From net realized gains on investments	(0.47)		(1.06)		(0.17)		—
Total distributions	(0.74)		(1.06)		(0.44)		—

Net asset value, end of year/period	$31.46		$30.61		$29.56		$28.40

Total return (C)	5.33	% (D)	7.02	% (D)	5.70	% (D)	13.60	% (D,E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$408,511		$355,968		$222,344		$27,332
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	2.94%		2.90%		2.89%		3.00	% (G)
Expenses, net waiver and reimbursement (F)	2.93%		2.89%		2.88%		2.99	% (G)
Net investment loss, before waiver and reimbursement (F,H)	(0.90)%		(1.37)%		(1.59)%		(1.24	)% (G)
Net investment loss, net waiver and reimbursement (F,H)	(0.89)%		(1.36)%		(1.58)%		(1.22	)% (G)
Portfolio turnover rate	19%		12%		4%		1	% (E)

(A)	The Catalyst/Millburn Hedge Strategy Fund Class A and Class C shares commenced operations on December 28, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Annualized.

(H)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst/Millburn Hedge Strategy Fund (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the		For the		For the
	Year Ended	Year Ended		Year Ended		Period Ended
	June 30, 2019	June 30, 2018		June 30, 2017		June 30, 2016 (A)

Net asset value, beginning of year/period	$31.29	$29.90		$28.54		$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.04	(0.09)		(0.18)		(0.07)
Net realized and unrealized gain on investments	1.90	2.54		2.09		3.61
Total from investment operations	1.94	2.45		1.91		3.54

LESS DISTRIBUTIONS:
From net investment income	(0.53)	—		(0.38)		—
From net realized gains on investments	(0.47)	(1.06)		(0.17)		—
Total distributions	(1.00)	(1.06)		(0.55)		—

Net asset value, end of year/period	$32.23	$31.29		$29.90		$28.54

Total return (C)	6.42%	8.10	% (D)	6.76	% (D)	14.16	% (D,E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$4,096,347	$3,325,775		$1,880,087		$216,921
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.94%	1.90%		1.89%		2.00	% (G)
Expenses, net waiver and reimbursement (F)	1.93%	1.89%		1.88%		1.99	% (G)
Net investment income (loss), before waiver and reimbursement (F,H)	0.11%	(0.31)%		(0.59)%		(0.52	)% (G)
Net investment income (loss), net waiver and reimbursement (F,H)	0.12%	(0.29)%		(0.58)%		(0.51	)% (G)
Portfolio turnover rate	19%	12%		4%		1	% (E)

(A)	The Catalyst/Millburn Hedge Strategy Fund Class I shares commenced operations on December 28, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Annualized.

(H)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Exceed Defined Shield Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the		For the		For the		For the		For the
	Year Ended		Period Ended		Year Ended		Year Ended		Period Ended
	June 30, 2019		June 30, 2018		November 30, 2017		November 30, 2016		November 30, 2015 (A)

Net asset value, beginning of year/period	$10.30		$11.54		$10.14		$9.95		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (C)	0.09		0.04		0.03		0.01		(0.02)
Net realized and unrealized gain (loss) on investments	0.34		0.19		1.44		0.18		(0.03	) (D)
Total from investment operations	0.43		0.23		1.47		0.19		(0.05)

LESS DISTRIBUTIONS:
From net investment income	(0.09)		(0.02)		(0.04)		—		—
From net realized gains on investments	(0.77)		(1.45)		(0.03)		(0.01)		—
Total distributions	(0.86)		(1.47)		(0.07)		(0.01)		—

Paid-in-Capital From Redemption Fees (C)	—		—		—		0.01		(0.00	) (E)

Net asset value, end of year/period	$9.87		$10.30		$11.54		$10.14		$9.95

Total return (F)	5.01	% (G)	2.15	% (I)	14.57	% (H)	2.03	% (H)	(0.50	)% (I)(H)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$16,053		$16,320		$14,746		$11,307		$2,712
Ratios to average net assets (including dividend and interest expense) (J)
Expenses, before waiver and reimbursement	2.27%		2.14	% (K)	2.93%		3.04%		10.32	% (K)
Expenses, net waiver and reimbursement	1.55%		1.45	% (K)	1.45%		1.45%		1.48	% (K)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement	0.19%		(0.01	)% (K)	(1.19)%		(1.45)%		(9.14	)% (K)
Net investment income (loss), net waiver and reimbursement	0.91%		0.69	% (K)	0.29%		0.14%		(0.30	)% (K)
Portfolio turnover rate	137%		163	% (I)	160%		89%		41	% (I)

	Class C
	For the		For the		For the
	Year Ended		Period Ended		Period Ended
	June 30, 2019		June 30, 2018		November 30, 2017 (B)

Net asset value, beginning of year/period	$10.21		$11.50		$10.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (C)	0.01		—		(0.02)
Net realized and unrealized gain on investments	0.34		0.19		0.60
Total from investment operations	0.35		0.19		0.58

LESS DISTRIBUTIONS:
From net investment income	(0.05)		(0.03)		—
From net realized gains on investments	(0.77)		(1.45)		—
Total distributions	(0.82)		(1.48)		—

Net asset value, end of year/period	$9.74		$10.21		$11.50

Total return (F)	4.23	% (G)	1.77	% (I)	5.31	% (I)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$1,530		$769		$192
Ratios to average net assets (including dividend and interest expense) (J)
Expenses, before waiver and reimbursement	3.02%		2.97	% (K)	2.64	% (K)
Expenses, net waiver and reimbursement	2.30%		2.20	% (K)	2.20	% (K)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement	(0.61)%		(0.75	)% (K)	(1.07	)% (K)
Net investment income (loss), net waiver and reimbursement	0.11%		0.02	% (K)	(0.63	)% (K)
Portfolio turnover rate	137%		163	% (I)	160	% (I)

(A) The Catalyst Exceed Defined Shield Fund Class A shares commenced operations on April 14, 2015; date Predecessor Fund commenced operations.

(B) The Catalyst Exceed Defined Shield Fund Class C shares commenced operations on September 5, 2017.

(C) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(D) Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses for the period ended November 30, 2015.

(E) Represents an amount less than $0.01 per share.

(F) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(G) Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(H) Total returns prior to Fund inception on September 5, 2017 are based on the performance of the Fund’s Predecessor Fund.

(I) Not annualized.

(J) Ratios to average net assets (excluding dividend and interest expense) (Class A)
Expenses, before waiver and reimbursement	2.19%		2.14%		2.93%		1.45%		1.48	% (K)
Expenses, net waiver and reimbursement	1.47%		1.45%		1.45%		1.45%		1.45	% (K)
Ratios to average net assets (Class C)
Expenses, before waiver and reimbursement	2.94%		2.97	% (K)	2.64	% (K)
Expenses, net waiver and reimbursement	2.22%		2.20	% (K)	2.20	% (K)

(K) Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Exceed Defined Shield Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the		For the		For the		For the		For the
	Year Ended		Period Ended		Year Ended		Year Ended		Period Ended
	June 30, 2019		June 30, 2018		November 30, 2017		November 30, 2016		November 30, 2015 (A)

Net asset value, beginning of year/period	$10.36		$11.61		$10.18		$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.12		0.06		0.06		0.04		(0.00	) (C)
Net realized and unrealized gain (loss) on investments	0.34		0.19		1.45		0.17		(0.03	) (D)
Total from investment operations	0.46		0.25		1.51		0.21		(0.03)

LESS DISTRIBUTIONS:
From net investment income	(0.12)		(0.05)		(0.05)		—		—
From net realized gains on investments	(0.77)		(1.45)		(0.03)		(0.01)		—
Total distributions	(0.89)		(1.50)		(0.08)		(0.01)		—

Paid-in-Capital From Redemption Fees (B)	—		—		—		0.01		0.00	(C)

Net asset value, end of year/period	$9.93		$10.36		$11.61		$10.18		$9.97

Total return (E)	5.27	% (F)	2.30	% (H)	14.95	% (G)	2.23	% (G)	(0.30	)% (G,H)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$13,629		$13,858		$14,036		$11,202		$6,114
Ratios to average net assets(including dividend and interest expense) (I)
Expenses, before waiver and reimbursement	2.02%		1.87	% (J)	2.68%		3.01%		8.59	% (J)
Expenses, net waiver and reimbursement	1.30%		1.20	% (J)	1.20%		1.20%		1.20	% (J)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement	0.44%		0.25	% (J)	(0.95)%		(1.43)%		(7.42	)% (J)
Net investment Income (loss), net waiver and reimbursement	1.16%		0.93	% (J)	0.53%		0.38%		(0.03	)% (J)
Portfolio turnover rate	137%		163	% (H)	160%		89%		41	% (H)

(A) The Catalyst Exceed Defined Shield Fund Class I shares commenced operations on April 14, 2015; date Predecessor Fund commenced operations.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period/year.

(C) Represents an amount less than $0.01 per share.

(D) Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(E) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividend. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(F) Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G) Total returns prior to Fund inception on September 5, 2017 are based on the performance of the Fund’s Predecessor Fund.

(H) Not annualized.

(I) Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement	1.94%		1.87	% (J)	2.68%		3.01%		8.62	% (J)
Expenses, net waiver and reimbursement	1.22%		1.20	% (J)	1.20%		1.20%		1.20	% (J)

(J) Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
June 30, 2019	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-nine series. These financial statements include the following seven series set forth below (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisors, LLC (the “Manager” or “CCA”).

Fund	Sub-Advisor	Primary Objective
Catalyst Hedged Commodity Strategy (“Hedged Commodity” )		Capital appreciation uncorrelated to global equity or commodity markets
Catalyst Hedged Futures Strategy (“Hedged Futures” )		Capital appreciation and capital preservation in all market conditions, with low volatility and low correlation to the U.S. equity market
Catalyst Systematic Alpha (“Systematic Alpha” )		Long term capital appreciation with low correlation to the U.S. equity market
Catalyst Multi Strategy (“Multi Strategy” )		Long-term capital appreciation.
Catalyst Exceed Defined Risk (“Exceed Defined Risk” )	Exceed Advisory LLC	Capital appreciation.
Catalyst/Millburn Hedged Strategy (“Millburn Hedged Strategy” )	Millburn Ridgefield Corp.	Long-term capital appreciation.
Catalyst Exceed Defined Shield (“Exceed Defined Shield” )	Exceed Advisory LLC	Capital appreciation.

Systematic Alpha, Exceed Defined Shield, and Millburn Hedged Strategy are non-diversified. Hedged Commodity, Hedged Futures, Multi Strategy, and Exceed Defined Risk are diversified.

Currently, each Fund offers Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

a) Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “open-end funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of Directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuation represents fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

the swap counterparty issuing the swap. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Valuation of Prime Meridian Income QP Fund (“Prime Meridian Fund”) – Hedged Futures invests a portion of its assets in the Prime Meridian Fund. The Prime Meridian Fund measures its investment assets at fair value, and reports a net asset value (“NAV”) or pro rata interest in the members’ capital as a practical expedient on a monthly basis. In accordance with Accounting Standards Codification (“ASC”) 820, Hedged Futures has elected to apply the practical expedient to value its investment in the Prime Meridian Fund at the respective NAV each month. For non-month ends, the Valuation Committee estimates the fair value of Prime Meridian Fund based on valuation estimates provided by a third party valuation service that has transparency to all the holdings of the Prime Meridian Fund.

As a limited partner in the Prime Meridian Fund the Fund is limited in the amounts that can be redeemed. Redemptions are monthly and instructions for redemptions must be made 30 days in advance of the month end in which the Funds would like to redeem. Hedged Commodity and Hedged Futures have elected to receive their pro rata shares of principal and interest payments that are subsequently received by the Partnership to the Notes it holds. As of June 30, 2019, Hedged Commodity sold out of its position in the Prime Meridian Fund.

As of June 30, 2019, the investment of Hedged Futures in the Prime Meridian Fund is valued at the NAV of the Prime Meridian Fund. The Prime Meridian Fund invests in Loans issued by LendingClub Corporation, Prosper, Share States and SoFi, and values its underlying investments in accordance with policies established by the General Partner, which ordinarily values holdings using an income approach. The General Partner estimated fair value of the holding is determined after analysis of various inputs including quantitative information about current discount rates and expected cash flows, adjusted for anticipated credit losses and expected prepayments based on published information for similar underlying notes as published by trading platforms. These estimated fair values may differ significantly from the values that would have been used had a market for loans existed. Hedged Commodity and Hedged Futures have no unfunded commitments to purchase Prime Meridian.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2019, for each Fund’s assets and liabilities measured at fair value:

Hedged Commodity
Assets (a)	Level 1	Level 2	Level 3	Total
Call Options Purchased	$24,016,858	$—	$—	$24,016,858
Put Options Purchased	8,044,102	—	—	8,044,102
US Government Securities	—	31,902,810	—	31,902,810
Short-Term Investments	9,039,434	—	—	9,039,434
Total Assets	$41,100,394	$31,902,810	$—	$73,003,204
Derivatives(a)
Liabilities
Call Options Written	$(22,865,044)	$—	$—	$(22,865,044)
Put Options Written	(6,692,692)	—	—	(6,692,692)
Total Liabilities	$(29,557,736)	$—	$—	$(29,557,736)

Hedged Futures
Assets (a)	Level 1	Level 2	Level 3	Other	Total
Call Options Purchased	$38,081,250	$—	$—	$—	$38,081,250
Put Options Purchased	5,793,750	—	—	—	5,793,750
Private Investment Fund (1)	—	—	—	45,143,586	45,143,586
U.S. Government Securities	—	99,789,019	—	—	99,789,019
Short-Term Investments	171,361,495	—	—	—	171,361,495
Total Assets	$215,236,495	$99,789,019	$—	$45,143,586	$360,169,100

Derivatives(a)
Liabilities
Call Options Written	$(42,600,000)	$—	$—	$—	$(42,600,000)
Put Options Written	(3,887,500)	—	—	—	(3,887,500)
Total Liabilities	$(46,487,500)	$—	$—	$—	$(46,487,500)

1)	Management has elected to adopt ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) — a consensus of the Emerging Issues Task Force issued, on May 1, 2015. In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been classified in the fair value hierarchy. The fair value amount presented in this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the statements of assets and liabilities.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

Systematic Alpha
Assets(a)	Level 1	Level 2	Level 3	Total
Open Ended Funds	$2,073,334	$—	$—	$2,073,334
Short-Term Investments	47,219	—	—	47,219
Total Assets	$2,120,553	$—	$—	$2,120,553
Derivative
Assets(a)
Total Return Swaps (b)	$—	$187,558	$—	$187,558
Total Derivatives	$—	$187,558	$—	$187,558
Multi Strategy
Assets(a)	Level 1	Level 2	Level 3	Total
Short-Term Investments	$3,267,709	$—	$—	$3,267,709
Total Assets	$3,267,709	$—	$—	$3,267,709
Derivatives(a)
Assets
Futures Contracts (b)	$37,447	$—	$—	$37,447
Liabilities
Futures Contracts (b)	$(960)	$—	$—	$(960)
Total Derivatives	$36,487	$—	$—	$36,487

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

Exceed Defined Risk
Assets(a)	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$1,127,051	$—	$—	$1,127,051
Corporate Bonds	—	8,426,625	—	8,426,625
United States Government Securities	—	1,494,922	—	1,494,922
Call Options Purchased	810,335	252,226	—	1,062,561
Total Assets	$1,937,386	$10,173,773	$—	$12,111,159
Derivatives(a)
Liabilities
Call Options Written	$(214,008)	$(173,998)	$—	$(388,006)
Put Options Written	(125,185)	(43,636)	—	(168,821)
Total Liabilities	$(339,193)	$(217,634)	$—	$(556,827)

Millburn Hedge Strategy
Assets(a)	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$2,341,441,630	$—	$—	$2,341,441,630
United States Government Securities	—	1,585,266,735	—	1,585,266,735
Total Assets	$2,341,441,630	$1,585,266,735	$—	$3,926,708,365
Derivatives(a)
Assets
Futures Contracts (b)	$30,152,863	$—	$—	$30,152,863
Forward Contracts (b)	—	98,069,445	—	98,069,445
Liabilities
Futures Contracts (b)	$(11,758,840)	$—	$—	$(11,758,840)
Forward Contracts (b)	—	(116,129,923)	—	(116,129,923)
Total Derivatives	$18,394,023	$(18,060,478)	$—	$333,545

Exceed Defined Shield
Assets(a)	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$1,564,148	$—	$—	$1,564,148
Corporate Bonds	—	25,375,711	—	25,375,711
Call Options Purchased	1,344,246	358,169	—	1,702,415
Put Options Purchased	293,732	157,980	—	451,712
United States Government Securities	—	2,190,551	—	2,190,551
Total Assets	$3,202,126	$28,082,411	$—	$31,284,537
Derivatives(a)
Liabilities
Call Options Written	$(175,011)	$(1,921)	$—	$(176,932)
Put Options Written	(1,041,145)	—	—	(1,041,145)
Total Liabilities	$(1,216,156)	$(1,921)	$—	$(1,218,077)

The Funds did not hold any Level 3 securities during the period.

(a)	Refer to the Portfolio of Investments for security classifications.

(b)	Amounts shown for swaps, futures and forwards are unrealized appreciation/depreciation.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

Options – The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to -market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Funds’ agent in acquiring the options). For the year ended June 30, 2019, Hedged Commodity, Hedged Futures, Exceed Defined Risk and Exceed Defined Shield invested in options.

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized gains and losses. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, a Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

Swap Agreements – Systematic Alpha may enter into various swap transactions for investment purposes. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

Consolidation of Subsidiaries – CHCSF Fund Limited (Hedged Commodity-CFC), CSACS Fund Limited (Systematic – CFC), CAMFMSF Fund Limited (Multi Strategy-CFC) and CMHSF Fund Limited (Millburn-CFC) the (“CFCs”) The Consolidated Portfolios of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and the Consolidated Financial Highlights of the Funds include the accounts of Hedged Commodity, Systematic Alpha, Multi Strategy and Millburn Hedge Strategy, which include the accounts of Hedged Commodity-CFC, Systematic-CFC, Multi Strategy-CFC and Millburn-CFC respectively, which all are wholly-owned and controlled foreign subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

The Funds may invest up to 25% of their total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to affect certain investments consistent with the Funds’ investment objectives and policies.

A summary of each Fund’s investment in their respective CFC is as follows:

	Inception Date of	CFC Net Assets as of	% of Net Assets as of
	CFC	June 30, 2019	June 30, 2019
Hedged Commodity – CFC	6/25/2015	$ 9,010,504	17.97%
Systematic – CFC	12/19/2017	500,553	19.14%
Multi Strategy –CFC	6/25/2015	912,778	20.69%
Millburn - CFC	11/2/2015	194,890,827	3.95%

For tax purposes, the CFCs are exempted Cayman investment companies. The CFCs have received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the CFCs are a controlled foreign corporation which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned controlled foreign corporation, the CFCs net income and capital gain, to the extent of its earnings and profits, will be included each year in the respective Fund’s investment company taxable income.

In accordance with its investment objectives and through its exposure to the aforementioned managed futures programs, the Funds may have increased or decreased exposure to one or more of the following risk factors defined below:

Derivatives Risk – The use of derivative instruments, such as forwards, futures and options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The following derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2019, were as follows:

			Location of derivatives on Statements	Fair value of asset/liability
Fund	Derivative	Risk Type	of Assets and Liabilities	derivatives
Hedged Commodity
	Call options purchased	Commodity	Investments in securities, at value	$24,016,858
	Put options purchased	Commodity	Investments in securities, at value	8,044,102
	Call options written	Commodity	Options written, at value	(22,865,044)
	Put options written	Commodity	Options written, at value	(6,692,692)
			Totals	$2,503,224
Hedged Futures
	Call options purchased	Equity	Investments in securities, at value	$38,081,250
	Put options purchased	Equity	Investments in securities, at value	5,793,750
	Call options written	Equity	Options written, at value	(42,600,000)
	Put options written	Equity	Options written, at value	(3,887,500)
			Totals	$(2,612,500)

Systematic Alpha
	Swap Contracts	Commodity	Unrealized appreciation on swaps	$187,558
			Totals	$187,558

Multi Strategy
	Futures	Interest Rate	Futures unrealized appreciation	$25,027
		Commodity	Futures unrealized appreciation	11,460
			Total	$36,487

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

			Location of derivatives on	Fair value of asset/liability
Fund	Derivative	Risk Type	Statements of Assets and Liabilities	derivatives
Exceed Defined Risk
	Call options purchased	Equity	Investments in securities, at value	$1,062,561
	Call options written	Equity	Options written, at value	(388,006)
	Put options written	Equity	Options written, at value	(168,821)
			Totals	$505,734

Millburn Hedge Strategy
	Futures Contracts	Commodity	Futures unrealized appreciation	$10,049,940
	Futures Contracts	Equity	Futures unrealized appreciation	12,959,336
	Futures Contracts	Interest Rate	Futures unrealized appreciation	7,143,587
			Totals	$30,152,863

	Futures Contracts	Commodity	Futures unrealized depreciation	(4,215,865)
	Futures Contracts	Equity	Futures unrealized depreciation	(3,290,155)
	Futures Contracts	Interest Rate	Futures unrealized depreciation	(4,252,820)
			Totals	$(11,758,840)

	Forward Currency Contract	Currency	Unrealized appreciation on
			forward currency exchange contracts	98,069,445
	Forward Currency Contract	Currency	Unrealized depreciation on forward currency exchange contracts	(116,129,923)
			Totals	$(18,060,478)

Exceed Defined Shield
	Call options purchased	Equity	Investments in securities, at value	$1,702,415
	Put options purchased	Equity	Investments in securities, at value	451,712
	Call options written	Equity	Options written, at value	(176,932)
	Put options written	Equity	Options written, at value	(1,041,145)
			Totals	$936,050

CATALYST FUNDS

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2019, were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
	Hedged Commodity
	Options purchased	Commodity	Net realized loss from options purchased	$(44,875,578)
	Options written	Commodity	Net realized gain from options written	41,389,958
	Futures	Commodity	Net realized loss on futures	(6,039,417)
	Options purchased	Commodity	Net change in unrealized depreciation on options purchased	(12,635,654)
	Options written	Commodity	Net change in unrealized appreciation on options written	22,195,412
			Totals	$34,721
	Hedged Futures
	Options purchased	Equity	Net realized loss from options purchased	$(218,294,099)
	Options written	Equity	Net realized gain from options written	228,792,098
	Futures	Equity	Net realized loss from futures	(12,614,035)
	Options purchased	Equity	Net change in unrealized appreciation on options purchased	16,865,239
	Options written	Equity	Net change in unrealized depreciation on options written	(28,205,772)
			Totals	$(13,456,569)
	Systematic Alpha
	Swap Contracts	Commodity	Net realized loss from swaps	$(539,882)
	Swap Contracts	Commodity	Net change in unrealized appreciation on swaps	464,123
			Totals	$(75,759)
	Multi Strategy
	Futures	Equity	Net realized gain from futures	$9,988
		Commodity	Net realized gain from futures	80,976
		Currency	Net realized loss from futures	(68,849)
		Interest Rate	Net realized gain from futures	38,547
	Futures	Equity	Net change in unrealized appreciation on futures	6,863
		Commodity	Net change in unrealized depreciation on futures	(8,960)
		Currency	Net change in unrealized appreciation on futures	2,750
		Interest Rate	Net change in unrealized appreciation on futures	18,816
			Totals	$80,131
	Exceed Defined Risk
	Options purchased	Equity	Net realized loss from options purchased	$(264,363)
	Options written	Equity	Net realized gain from options written	681,301
	Options purchased	Equity	Net change in unrealized depreciation on options purchased	(17,079)
	Options written	Equity	Net change in unrealized appreciation on options written	18,519
			Totals	$418,378
	Millburn Hedge Strategy
	Futures	Commodity	Net realized gain from futures	99,045,190
		Equity	Net realized loss from futures	(15,871,768)
		Interest Rate	Net realized gain from futures	201,714,290
	Forward Contracts	Currency	Net realized gain on forward contracts	1,199,348
	Futures	Commodity	Net change in unrealized depreciation on futures	(56,428,219)
		Equity	Net change in unrealized depreciation on futures	(28,624,461)
		Interest Rate	Net change in unrealized appreciation on futures	14,264,744
	Forward Contracts	Currency	Net change in unrealized depreciation on forward contracts	(18,476,398)
			Totals	$196,822,726

CATALYST FUNDS

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
Exceed Defined Shield
	Options purchased	Equity	Net realized loss from options purchased	$(1,466,950)
	Options written	Equity	Net realized gain from options written	1,595,846
	Options purchased	Equity	Net change in unrealized depreciation on options purchased	(257,221)
	Options written	Equity	Net change in unrealized depreciation on options written	(109,202)
			Totals	$(237,527)

The notional value of derivative instruments outstanding as of June 30, 2019, as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The following table presents the Funds’ assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of June 30, 2019:

				Gross Amounts Not Offset in the Statements
				of Assets & Liabilities
		Net Amounts of		Financial
		Recognized		Instruments		Cash Collateral	Net Amount of
	Counterparty	Assets/Liabilities		Pledged		Pledged	Assets
Hedged Commodity
Description of Liability:
Options Written Contracts	Wedbush	$(29,557,736	) (1)	$29,557,736	(2)	$—	$—
Total		$(29,557,736)		$29,557,736		$—	$—
Hedged Futures
Description of Liability:
Options Written Contracts	HSBC	$(24,837,500	) (1)	$24,837,500	(2)	$—	$—
Options Written Contracts	RBC Capital Markets	$(2,750,000	) (1)	$2,750,000	(2)
Options Written Contracts	Wedbush	$(18,900,000	) (1)	$18,900,000	(2)
Total		$(46,487,500)		$46,487,500		$—	$—

Systematic Alpha
Description of Liability:
Total Return Swaps	BNP Paribas	$187,558	(1)	$—	(2)	$(187,558)	$—
Total		$187,558		$—		$(187,558)	$—

Multi Strategy
Description of Asset:
Futures Contracts	RJ O’Brien	$37,447	(1)	$(960	) (2)	$(36,487)	$—
Total		$37,447		$(960)		$(36,487)	$—
Description of Liability:
Futures Contracts	RJ O’Brien	$(960	) (1)	$960	(2)	$—	$—
Total		$(960)		$960		$—	$—

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

				Gross Amounts Not Offset in the Statement
				of Assets & Liabilities
		Net Amounts of		Financial
		Recognized		Instruments		Cash Collateral	Net Amount of
	Counterparty	Assets/Liabilities		Pledged		Pledged	Assets
Exceed Defined Risk
Description of Liability:
Options Written Contracts Pershing		$(556,827	) (1)	$556,827	(2)	$—	$—
Total		$(556,827)		$556,827		$—	$—

Millburn Hedge Strategy
Description of Asset:
Futures Contracts	Bank of America Merrill Lynch	$15,071,468	(1)	$(15,071,468	) (2)	$—	$—
Futures Contracts	Deutsche Bank	14,834,985	(1)	$(14,834,985	) (2)	—	—
Futures Contracts	Societe Generale	246,410	(1)	$(246,410	) (2)	—	—
Forward Contracts	Bank of America Merrill Lynch	98,069,445	(1)	$(98,069,445	) (2)	—	—
Total		$128,222,308		$(128,222,308)		$—	$—
Description of Liability:	.
Futures Contracts	Bank of America Merrill Lynch	$(2,236,918	) (1)	$2,236,918	(2)	$—	$—
Futures Contracts	Deutsche Bank	(8,900,712	) (1)	8,900,712	(2)	—	—
Futures Contracts	Societe Generale	(621,210	) (1)	621,210	(2)	—	—
Forward Contracts	Bank of America Merrill Lynch	(116,129,923	) (1)	116,129,923	(2)	—	—
Total		$(127,888,763)		$127,888,763		$—	$—

Exceed Defined Shield
Description of Liability:
Options Written Contracts Pershing		$(1,218,077	) (1)	$1,218,077	(2)	$—	$—
Total		$(1,218,077)		$1,218,077		$—	$—

(1)	Value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

b) Investment Companies – Exceed Defined Risk, Millburn Hedge Strategy and Exceed Defined Shield concentrates their investments in exchange traded funds (“ETFs”) and, therefore, are more susceptible to ETF risk. Some Funds may invest in other investment companies, including closed-end funds and ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Underlying Funds in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

c) Federal Income Tax – The Funds have qualified and/or intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year or period ended June 30, 2019, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2019, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken on or to be taken on Federal income tax returns for all open tax years (tax years or periods ended 2016-2018 for the Funds) or expected to be taken in 2019 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

d) Security Transactions and Investment Income – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in MLPs generally are comprised of income and return of capital. The Funds record these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

e) Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

f) Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The following table summarizes each Fund’s intended dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Hedged Commodity	Annually	Annually
Hedged Futures	Annually	Annually
Systematic Alpha	Annually	Annually
Multi Strategy	Annually	Annually
Exceed Defined Risk	Annually	Annually
Millburn Hedge Strategy	Annually	Annually
Exceed Defined Shield	Annually	Annually

g) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

h) Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

i) Redemption Fees and Sales Charges (loads) – A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class A shares for certain redemption transactions within one year following such investments. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year ended June 30, 2019, there were CDSC fees of $4,584 and $17,938 paid by shareholders of Hedged Futures and Millburn Hedge Strategy respectively, to the Manager. There were no CDSC fees paid by the shareholders of Hedged Commodity, Systematic Alpha, Multi Strategy, Exceed Defined Risk and Exceed Defined Shield.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

j) Forward Exchange Contracts – Millburn Hedge Strategy has entered into a foreign exchange contract agreement with Bank of America Merrill Lynch as a part of its investment strategy. When executing forward contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forwards contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is exposed to foreign currency risk as a result of changes in value of the underlying financial instruments. The Fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at fiscal period end, resulting from changes in exchange rates.

k) Cash – The Funds consider their investments in an FDIC insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2019, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Hedged Commodity	—	23,270,964
Hedged Futures	—	235,000,000
Systematic Alpha	2,965,415	5,168,139
Multi Strategy	—	—
Exceed Defined Risk	12,761,049	15,785,841
Millburn Hedge Strategy	671,113,529	394,755,741
Exceed Defined Shield	37,136,507	40,513,158

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. Each investment sub-advisor is responsible for the day-to-day management of its Fund’s portfolios. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Manager, not the Funds.

The Manager and the Trust, with respect to the Funds have entered into Expense Limitation Agreements (the “limitation”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) do not exceed the expense limitation shown in the table below, and is based

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

on the Funds’ average daily net assets. The Manager shall be entitled to reimbursement by a Fund for such waived fess or reimbursed expenses provided that said reimbursement doesn’t cause the Fund’s expenses to exceed the limitation. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date of the waiver and/or reimbursement of the particular expense was incurred, if the Fund is able to make the repayment without exceeding the limitation in effect at that time of the waiver.

For the year ended June 30, 2019, the Manager waived management fees and reimbursed expenses. The Manager may recapture a portion of the waived and/or reimbursed amounts. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred, no later than the dates as stated below:

									Management
					Expense Limitation				Fees Waived/
	Management	Expense Limitation			Prior to 11/1/18				Expenses
Fund	Agreement	Cl A	Cl C	CL I	Cl A	Cl C	CL I	Expires	Reimbursed
Hedged Commodity	1.75%	2.27%	3.02%	2.02%	2.24%	2.99%	1.99%	10/31/2019	$79,789
Hedged Futures	1.75%	N/A	N/A	N/A	2.24%	2.99%	1.99%	N/A	—
Systematic Alpha	1.50%	2.02%	2.77%	1.77%	1.99%	2.74%	1.74%	10/31/2019	90,670
Multi Strategy	1.75%	2.27%	3.02%	2.02%	2.24%	2.99%	1.99%	10/31/2019	105,770
Exceed Defined Risk	1.25%	1.53%	2.28%	1.28%	1.50%	2.25%	1.25%	10/31/2020	139,626
Millburn Hedge Strategy	1.75%	N/A	N/A	N/A	2.14%	2.89%	1.89%	N/A	500,984
Exceed Defined Shield	1.25%	1.48%	2.23%	1.23%	1.45%	2.20%	1.20%	10/31/2020	220,559

	Recapture
	Expires		Recapture Expires
	November 30,		June 30,
Fund	2020	2020	2021	2022
Hedged Commodity	$—	$7,349	$86,783	$79,789
Hedged Futures	—	—	—	—
Systematic Alpha	—	63,634	86,819	90,670
Multi Strategy	—	75,090	79,234	105,770
Exceed Defined Risk	—	77,167	123,935	139,626
Millburn Hedge Strategy	—	115,543	393,457	500,984
Exceed Defined Shield	30,888	—	120,111	220,559

A Trustee and Officer of the Trust is also the controlling member of MFund Services LLC and the Manager, and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares. Catalyst Mutuals Fund Distributors LLC, acts as a wholesale marketing and distribution agent for the Funds. As compensation for these services, Catalyst Mutuals Fund Distributors is entitled to reimbursement, through the Funds’ Rule 12b-1 Plan, of expenses attributable to sales of Fund shares including marketing materials, broker commission financing costs, and wholesaling fees.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), MFund provides the Funds with various management and administrative services (“Management Services Agreement”). For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement.

Pursuant to the Management Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. The amounts due to MFund at June 30, 2019 for management and chief compliance officer services are listed in the Statements of Assets and Liabilities under “Compliance officer fees payable” and the amounts accrued for the year are shown in the Statements of Operations under “Management services fees payable” and “Compliance officer fees.”

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of the Distributor and GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including the Distributor, Northern Lights Compliance Services, LLC and Blu Giant, LLC (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

For the year ended June 30, 2019, the 12b-1 expenses incurred by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C
Hedged Commodity	$34,904	$83,670
Hedged Futures	289,032	855,365
Systematic Alpha	763	2,719
Multi Strategy	494	1,967
Exceed Defined Risk	5,936	12,822
Millburn Hedge Strategy	977,784	3,733,349
Exceed Defined Shield	40,129	12,197

(4)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Hedged Commodity	$43,145,968	$23,178	$(7,741)	$15,437
Hedged Futures	316,095,590	2,737,542	(5,151,532)	(2,413,990)
Systematic Alpha	2,118,639	189,472	—	189,472
Multi Strategy	3,279,169	25,026	—	25,026
Exceed Defined Risk	11,239,066	368,402	(53,136)	315,266
Millburn Hedge Strategy	3,664,368,516	279,946,273	(11,440,946)	268,505,327
Exceed Defined Shield	29,579,170	922,716	(435,426)	487,290

CATALYST FUNDS

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the following periods was as follows:

For year ended	Ordinary	Long-Term	Return of
6/30/2019	Income	Capital Gains	Capital	Total
Hedged Commodity	$334,320	$—	$—	$334,320
Hedged Futures	—	—	—	—
Systematic Alpha	33,792	—	—	33,792
Multi Strategy	—	—	—	—
Exceed Defined Risk	59,987	—	—	59,987
Millburn Hedge Strategy	129,588,891	—	—	129,588,891
Exceed Defined Shield	2,445,399	3,113	—	2,448,512

For year/period ended	Ordinary	Long-Term	Return of
6/30/2018	Income	Capital Gains	Capital	Total
Hedged Commodity	$1,606,470	$—	$—	$1,606,470
Hedged Futures	—	—	—	—
Systematic Alpha	—	—	—	—
Multi Strategy	—	—	—	—
Exceed Defined Risk	17,262	—	—	17,262
Millburn Hedge Strategy	52,058,397	66,969,690	130,055	119,158,142
Exceed Defined Shield	3,726,100	—	—	3,726,100

For period ended	Ordinary	Long-Term	Return of
11/30/2017	Income	Capital Gains	Capital	Total
Exceed Defined Shield	$169,000	$—	$—	$169,000

As of June 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Hedged Commodity	$—	$—	$(1,414)	$(224,691)	$96,285	$15,437	$(114,383)
Hedged Futures	—	—	(8,484,442)	(993,828,383)	—	(2,413,990)	(1,004,726,815)
Systematic Alpha	16,547	—	(27,696)	(186,623)	—	189,472	(8,300)
Multi Strategy	—	—	(41,770)	(12,593)	(80,830)	25,915	(109,278)
Exceed Defined Risk	599,497	—	—	—	(362,620)	315,266	552,143
Millburn Hedge Strategy	251,245,384	—	(153,987,301)	(46,237,366)	(40,020,619)	251,004,920	262,005,018
Exceed Defined Shield	1,382,235	—	—	—	(831,134)	487,290	1,038,391

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, mark -to-market on non-equity option contracts and forward foreign currency contracts, and 1256 options and futures, and tax adjustments for partnerships and the Funds’ wholly-owned subsidiaries. In addition, the amount listed under other book/tax differences is primarily attributable to the Funds’ wholly-owned subsidiaries and straddle deferrals. The unrealized appreciation (depreciation) in the table above may include unrealized foreign currency gains (losses).

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Hedged Commodity	$1,414
Hedged Futures	8,484,442
Systematic Alpha	27,696
Multi Strategy	41,770
Exceed Defined Risk	—
Millburn Hedge Strategy	153,987,301
Exceed Defined Shield	—

At June 30, 2019, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	CLCF Utilized	Total
Hedged Commodity	$11,604	$213,087	$—	$224,691
Hedged Futures	395,505,764	598,322,619	—	993,828,383
Systematic Alpha	128,641	57,982	—	186,623
Multi Strategy	2,265	10,328	—	12,593
Exceed Defined Risk	—	—	581,012	—
Millburn Hedge Strategy	11,299,996	34,937,370	—	46,237,366
Exceed Defined Shield	—	—	—	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, the reclassification of Fund distributions, and accumulated losses from the Funds’ wholly owned subsidiaries, resulted in reclassifications for the Funds for the fiscal year ended June 30, 2019 as follows:

	Paid
	In	Accumulated
	Capital	Earnings (Losses)
Hedged Commodity	$(11,136,177)	$11,136,177
Hedged Futures	(9,254,822)	9,254,822
Systematic Alpha	(533,625)	533,625
Multi Strategy	86,190	(86,190)
Exceed Defined Risk	—	—
Millburn Hedge Strategy	(33,149,935)	33,149,935
Exceed Defined Shield	—	—

(6)	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

The performance of the Hedged Futures Strategy Fund and Multi Strategy Fund will be directly affected by the performance of the First American Government Obligations Portfolio - Institutional Class. The financial statements of the First American Government Obligations Portfolio - Institutional Class, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of June 30, 2019, the percentage of the Hedged Futures Strategy Fund’s and Multi Strategy Fund’s net assets invested in First American Government Obligations Portfolio - Institutional Class were 39.8% and 74.1%, respectively.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

(7)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2019, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Hedged	Systematic	Multi	Exceed	Exceed
Owner	Commodity	Alpha	Strategy	Defined Risk	Defined Shield
TD Ameritrade (1)					50%
NFS LLC (1)	32%			54%
Jerry Szilagyi		43%
Pershing LLC (1)		31%
LPL Financial (1)			44%

(1)	These owners are comprised of multiple investors and accounts.

(8)	INVESTMENTS IN AFFILIATED COMPANIES

Affiliated companies are mutual funds which are advised by CCA, AlphaCentric Advisors, LLC or Rational Advisors, Inc or where the Fund has ownership of at least 5% of the underlying positions. Companies which are affiliates of the Funds’ at June 30, 2019, are noted in the Funds’ Portfolios of Investments. Transactions during the year ended June 30, 2019, with companies which are affiliates are as follows:

							Change in
		Value - Beginning		Sales	Realized	Dividend / Interest	Unrealized	Value - End
Fund	Affiliated Holding	of Year	Purchases	Proceeds	Gain/(Loss)	Income	Gain/(Loss)	of Year
Hedged Commodity
	Prime Meridian Income QP Fund, LP **	$5,262,416	$—	$(5,273,777)	$294,781	$—	$(283,420)	$—
		$5,262,416	$—	$(5,273,777)	$294,781	$—	$(283,420)	$—
Hedged Futures
	Prime Meridian Income QP Fund, LP **	$79,302,525	$—	$(35,000,000)	$2,225,023	$—	$(1,383,962)	$45,143,586
		$79,302,525	$—	$(35,000,000)	$2,225,023	$—	$(1,383,962)	$45,143,586

**	No shares are issued.

								Change in
		Shares - Beginning			Balance June 30,	Realized	Dividend / Interest	Unrealized
Fund	Affiliated Holding	of Year	Purchases	Sales	2019	Gain/Loss	Income	Gain/(Loss)	Fair Value
Systematic Alpha
	AlphaCentric Income Opportunities Fund	$31,261	$1,061	$(32,322)	$—	$(1,567)	$13,031	$(30)	$—
	Catalyst Enhanced Income Strategy Fund, Cl. I	—	111,958	(4,484)	107,474	135	16,285	1,914	1,198,334
	Catalyst/CIFC Floating Rate Income Fund, Cl. I	—	91,241	—	91,241	—	399	—	875,000
	Rational Income Opportunities Fund, Cl. I	—	81,686	(81,686)	—	(8,176)	11,099	—	—
		$31,261	$285,946	$(118,492)	$198,715	$(9,608)	$40,814	$1,884	$2,073,334

(9)	LITIGATION

On April 28, 2017, plaintiffs Roger Emerson, Mary Emerson, Robert Caplin and Martha J. Goodlett filed a putative class action in the United States District Court for the Eastern District of New York, against the Trust, CCA, the Distributor certain officers and trustees of the Trust, and a portfolio manager. The plaintiffs allege, among other things, that the prospectus and other offering materials for the Catalyst Hedged Futures Strategy Fund contained misrepresentations and omissions regarding the Fund’s investment objective and the risks related to the Fund’s strategy. The complaint seeks (i) class certification; (ii) unspecified relief for damages and interest, attorney’s fees and equitable/injunctive relief; and (iii) rescission. On January 8, 2018, the court appointed co-lead plaintiffs and co-lead counsel. On June 5, 2018, defendants filed a joint motion to dismiss the complaint in its entirety. On March 5, 2019 plaintiffs filed a notice indicating they voluntarily dismissed with prejudice all claims against the portfolio manager. On June 25, 2019, the Court entered a Memorandum of Decision and Order granting defendants’ motion to dismiss the Amended Complaint in its entirety and dismissing all of plaintiffs’ claims with prejudice. In so ruling, the Court stated that with respect to the Fund’s investment objective and options strategies and risks, among other things, it “concurs with the Defendants that no actionable misstatements or omissions occurred.” The case was closed by Judgment dated June 26, 2019. Thereafter, on July 18, 2019, plaintiffs filed a Motion to Alter or Amend Judgment and for Leave to Amend, asking the Court to vacate the Judgment dismissing the case, reconsider its dismissal with prejudice, and/or grant plaintiffs leave to file a second

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

amended complaint (the “Motion to Alter”). Defendants filed their opposition to the Motion to Alter on August 8, 2019. Plaintiffs’ reply is due on August 22, 2019. Defendants continue to believe the claims are without merit and intend to vigorously defend their interests.

On August 2, 2017, plaintiff Kalvin Chum filed a derivative action in the Court of Common Pleas, Franklin County, Ohio Civil Division, against CCA, the Trustees, the Distributor and GFS, as well as the Trust as a nominal defendant. The plaintiff alleges that the prospectus, shareholder reports and other marketing materials for the Catalyst Hedged Futures Strategy Fund contained false and misleading statements as to, and descriptions of, the nature and extent of the risks related to the Fund’s strategy and performance history. The plaintiff claims that this resulted in shareholders not being able to fully appreciate the risks of an investment in the Fund. The plaintiff further alleges that CCA failed to properly manage the risk of the Fund’s portfolio and that the Trustees failed to meet their fiduciary obligations to the Fund and its shareholders. The complaint seeks (i) declaration of a derivative action; (ii) unspecified relief for awards of damages and interest, attorney’s fees and equitable/injunctive relief; and (iii) return of all management and advisory fees, and other expenses paid by the Fund during the period covered by the complaint. Claims against the Distributor and GFS were voluntarily dismissed without prejudice on October 12, 2017. On October 16, 2017, the remaining defendants filed a motion to dismiss the complaint in its entirety or to stay the proceeding in favor of the previously filed action in the Eastern District of New York (see above). That motion has been fully briefed and is sub judice. Defendants believe the claims are without merit and intend to vigorously defend their interests.

(10)	NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

In August 2018, the SEC adopted amendments to certain disclosure requirements under Regulation S-X to conform to GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. Early adoption is allowed. These amendments have been adopted with these financial statements.

(11)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Catalyst Hedged Commodity Strategy Fund,

Catalyst Hedged Futures Strategy Fund, Catalyst Systematic Alpha Fund,

Catalyst Multi-Strategy Fund, Catalyst/Exceed Defined Risk Fund,

Catalyst/Millburn Hedge Strategy Fund, and Catalyst/Exceed Defined Shield Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Catalyst Hedged Commodity Strategy Fund, Catalyst Hedged Futures Strategy Fund, Catalyst Systematic Alpha Fund, Catalyst Multi-Strategy Fund, Catalyst/Exceed Defined Risk Fund, and Catalyst/Millburn Hedge Strategy Fund, , each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the portfolios of investments, as of June 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights as noted in the table below, and the related notes. We have also audited the Catalyst/Exceed Defined Shield Fund, a series of shares of beneficial interest in the Funds, including the portfolio of investments, as of June 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights as noted in the table below, and the related notes. (all of these statements and notes referred to in the previous sentences are collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
Catalyst Hedged Commodity Strategy Fund	For each of the years in the three-year period ended June 30, 2019 and for the period from September 30, 2015 (commencement of operations) through June 30, 2016
Catalyst Hedged Futures Strategy Fund	For each of the years in the five-year period ended June 30, 2019
Catalyst Systematic Alpha Fund	For each of the years in the four-year period ended June 30, 2019 and for the period from July 31, 2014 (commencement of operations) through June 30, 2015
Catalyst Multi-Strategy Fund	For each of the years in the three-year period ended June 30, 2019 and for the period from August 13, 2015 (commencement of operations) through June 30, 2016
Catalyst/Exceed Defined Risk Fund	For each of the years in the five-year period ended June 30, 2019
Catalyst/Millburn Hedge Strategy Fund	For each of the years in the three-year period ended June 30, 2019 and for the period from December 28, 2015 (commencement of operations) through June 30, 2016
Catalyst/Exceed Defined Shield Fund

The statement of changes in net assets for the year ended June 30, 2019, the period December 1, 2017 through June 30, 2018 and year ending November 30, 2017

Financial highlights for Class A and Class I: the year ended June 30, 2019 and the period from December 1, 2017 through June 30, 2018 and each of the years in the three-year period ending November 30, 2017

Financial highlights for Class C: the year ended June 30, 2019 and the period from December 1, 2017 through June 30, 2018 and the period from September 5, 2017 (commencement of operations) through November 30, 2017

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Mutual Fund Series Trust since 2006.

Philadelphia, Pennsylvania

August 29, 2019

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2019

Consideration and Renewal of Management Agreement between Catalyst Capital Advisors, LLC and Mutual Fund Series Trust (the “Management Agreement”) with respect to Catalyst Systematic Alpha Fund (“Catalyst SA”), Catalyst Insider Buying Fund (“Catalyst IB”), Catalyst Insider Income Fund (“Catalyst Insider”), Catalyst Hedged Futures Strategy Fund (“Catalyst HFS”), Catalyst Hedged Commodity Strategy Fund (“Catalyst HCS”), Catalyst Small-Cap Insider Buying Fund (“Catalyst SC”), Catalyst Growth of Income Fund (“Catalyst GOI”), Catalyst/MAP Global Equity Fund (“MAP Global Equity”), Catalyst/MAP Global Balanced Fund (“MAP Global Balanced”), Catalyst/SMH High Income Fund (“SMH High Income”), Catalyst/SMH Total Return Income Fund (“SMH Total Return”), Catalyst Dynamic Alpha Fund (“Catalyst DA”), Catalyst Exceed Defined Risk Fund (“Exceed DR”), Catalyst Exceed Defined Shield Fund (“Exceed DS”), Catalyst/Lyons Tactical Allocation Fund (“Lyons TA”), Catalyst Buyback Strategy Fund (“Catalyst BS”), Catalyst/CIFC Floating Rate Income Fund (“CIFC Floating Rate”), Catalyst/Stone Beach Income Opportunity Fund (“Stone Beach IO”), Catalyst Multi Strategy Fund (“Catalyst MS”), Catalyst/MLP & Infrastructure Fund (“Catalyst MLP”), Catalyst/IPOX Allocation Fund (“Catalyst IPOX”), and Catalyst Millburn Hedge Strategy Fund (“Millburn HS”) (collectively, the “Catalyst Funds”).

In connection with a regular meeting held on April 10 , 2019, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the renewal of the Management Agreement between the Trust and Catalyst Capital Advisors, LLC (“Catalyst”), with respect to the Catalyst Funds.

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement.

The Trustees reviewed Catalyst’s responses to a series of questions, among other things, the investment performance of each Catalyst Fund, Catalyst’s services to each Catalyst Fund, comparative fee and expense information, and Catalyst’s profitability from advising each Catalyst Fund.

Nature, Extent and Quality of Services. The Board acknowledged that Catalyst had retained the key personnel servicing the Catalyst Funds for several years. A Catalyst representative described the roles and responsibilities of various individuals on the management team and elaborated on the risk committee’s duties and functions. He explained that Catalyst had also engaged a third-party consultant to assist with risk management. The Catalyst representative explained that Catalyst’s risk management program assessed each Catalyst Fund individually and that risk monitoring metrics were specifically crafted and tailored for certain Catalyst Funds based on the specific risks germane to each Catalyst Fund. The Board was informed that Catalyst had adequate staff to execute its risk management program. The Board discussed Catalyst’s supervision of the sub-advisors to the relevant Catalyst Funds. The Board observed that there were no planned or necessary changes to the sub-advisors for any of the Catalyst Funds. After further discussion, the Board concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to performing its duties under the advisory

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SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2019

agreement, and that the nature, overall quality and extent of the advisory services provided by Catalyst to each Catalyst Fund were satisfactory. The Board determined that Catalyst had the resources to continue providing high quality service to each Catalyst Fund and its shareholders.

Performance. The Board reviewed the performance of each Catalyst Fund relative to its peer group and Morningstar category. After discussion, the Board concluded that the performance of each Catalyst Fund was acceptable.

Catalyst SA—The Board discussed that Catalyst SA underperformed its peer group, Morningstar category, and benchmark S&P 500 TR Index over the 1-year, 3-year and since inception. The Board acknowledged that Catalyst SA’s performance over the 1-year period was similar to other funds with risk premia strategies, and noted that Catalyst SA performance had performed well for the year-to-date. The Board discussed that Catalyst SA had been pursuing its current investment strategy for less than two years, a time period that was insufficient to draw a conclusion about the strategy’s success. The Board affirmed that it would continue monitoring Catalyst SA’s performance. The Board reviewed the composition of the BNP Catalyst Systematic Alpha Index, and a Catalyst representative explained why the index was appropriate for Catalyst SA.

Catalyst IB—The Board observed that Catalyst IB outperformed its peer group over the 1-year and since inception period, and outperformed the Large Blend Morningstar category and the S&P 500 TR Index over the 1-year period. The Board discussed that Catalyst IB underperformed its peer group over the 3-year and 5-year periods, the Large Blend Morningstar category and the S&P 500 TR Index over the 3-year, 5-year and since inception, and the Large Growth Morningstar category over all periods. The Board recognized that Catalyst IB’s performance for the 3-year and 5-year period was largely the result of heavy insider buying activity in energy in 2014 and 2015, during which an unexpected OPEC announcement negatively impacted energy securities, followed by a lack of insider buying in high momentum stocks in 2015 and 2016. The Board considered Catalyst’s explanation why it believed in Catalyst IB’s investment thesis and why its investment strategy could outperform its benchmarks over the long-term. The Board took note of Catalyst IB’s strong performance year-to-date.

Catalyst Insider—The Board recognized that Morningstar had given Catalyst Insider a 5-star rating. The Board observed that Catalyst Insider outperformed its peer group over the 1-year period, and outperformed the Short-Term Bond and High Yield Bond Morningstar categories, and the benchmark Bloomberg Barclays US Agg Bond TR Index over the 1-year and 3-year periods.

Catalyst HFS—The Board noted that Catalyst HFS outperformed its peer group, the Managed Futures and Options Based Morningstar categories, and the benchmark S&P 500 TR Index over the 1-year period, but had underperformed each over the 3-year and 5-year periods. The Board discussed that Catalyst HFS outperformed its peer group and the Managed Futures Morningstar category over the 10-year period. The Board observed that the current rapidly-rising market with low volatility was not optimal for Catalyst HFS but that Catalyst had made adjustments in Catalyst HFS’s risk management program the last time Catalyst HFS entered such an environment that allowed it to achieve positive results. The Board concluded that the adjustments Catalyst made over the last few years had benefited shareholders and improved Catalyst HFS’s performance.

Catalyst HCS —The Board acknowledged that Catalyst HCS had received a 5-star Morningstar rating and outperformed its peer group, the Commodities Broad Basket Morningstar category and the Managed Futures Morningstar category over the 1-year, 3-year and since inception periods. The

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SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2019

Board noted that Catalyst HCS outperformed the S&P 500 TR Index over the 1-year period and the Bloomberg Commodity Index across all periods.

Catalyst SC—The Board remarked that Catalyst SC outperformed its peer group and the Russell 2000 TR Index over the 1-year period, but underperformed the peer group, index and its Morningstar category across all other periods. A Catalyst representative attributed Catalyst SC’s underperformance to its allocation to micro-cap stocks which lagged large cap stocks in recent years. The Board noted that Catalyst SC’s “insider buying” thesis could help Catalyst select companies with the potential to outperform.

Catalyst GOI—The Board recalled that Catalyst GOI implemented a new investment strategy as of March 1, 2019, and recognized that Catalyst should be afforded more time to manage the Fund’s portfolio using the new investment strategy.

MAP Global Equity—The Board recalled that Map Global Equity implemented a new investment strategy as of March 1, 2019, and recognized that Catalyst should be afforded more time to manage the Fund’s portfolio using the new investment strategy. The Board recognized that MAP Global Equity received a 4-star Morningstar rating and had outperformed its peer group, Morningstar category and benchmark MS ACWI Gross Index across the 1-year, 3-year, 5-year and since inception periods.

MAP Global Balanced—The Board acknowledged that MAP Global Balanced had outperformed its peer group over the 1-year, 5-year and since inception, had outperformed the MS ACWI Gross Index over the 1-year period, and had outperformed its Morningstar category across all periods. The Board considered that Catalyst attributed MAP Global Balanced’s underperformance to the MS ACWI Gross Index over the 3-year, 5-year and since inception periods to its allocation to both fixed income and equity during a period of strong equity performance prior to 2018.

SMH High Income—The Board discussed that SMH High Income outperformed its peer group, Morningstar category and the BofA Merrill Lynch U.S. Cash Pay High Yield Index over the 1-year and 3-year period, but underperformed each over the 5-year and 10-year period. The Board noted that the recent outperformance was due to SMH High Income’s modestly defensive posture and an increase in the credit quality of the portfolio. The Board noted that SMH High Income’s overweight to energy and commodity securities in 2014 and 2015 during a period of bankruptcies in those sectors negatively contributed to SMH High Income Fund’s 5-year and 10-year returns. The Board reviewed changes to the sub-advisor’s portfolio management team and concluded that those changes were positive for SMH High Income.

SMH Total Return—The Board noted that SMH Total Return outperformed its peer group over the 1-year period, and significantly outperformed its peer group, Morningstar category, and the BofA Merrill Lynch U.S. Cash Pay High Yield Index over the 3-year period, while underperforming each over the 5-year and 10-year periods. The Board noted that SMH Total Return’s overweight to energy and commodity securities in 2014 and 2015 during a period of bankruptcies in those sectors negatively contributed to SMH Total Return’s 5-year and 10-year returns. The Board reviewed changes to the sub-advisor’s portfolio management team and concluded that those changes were positive for SMH Total Return.

Catalyst DA—The Board remarked that Catalyst DA had received a 4-star rating from Morningstar and outperformed its peer group and the S&P 500 TR Index across all period, and its

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2019

Morningstar category over the 3-year, 5-year and since inception period. The Board noted that although Catalyst DA was trailing the index year-to-date, it had generated positive returns.

Exceed DR—The Board observed that Exceed DR outperformed its peer group, Morningstar category and S&P 500 TR Index over the 1-year period, but trailed each over the 3-year period. The Board recalled that Exceed DR changed investment strategies in 2017. The Board noted that the sub-advisor had proposed adopting a revised investment strategy that was similar to the existing strategy, but would allow the sub-advisor more flexibility to actively manage Exceed DR’s portfolio.

Exceed DS—The Board noted that Exceed DS received a 4-star rating from Morningstar and outperformed its peer group and Morningstar category over the 3-year and since inception periods, but had underperformed both over the 1-year period. The Board discussed that Exceed DS underperformed the S&P 500 TR Index across all periods. The Board considered Catalyst’s explanation that Exceed DS’s strategy would lag the index on the upside because option strategies generally did not capture the dividend and because the strategy acted as a cap on positive returns. The Board noted that Exceed DS could outperform the index during large downturns. The Board discussed that the sub-advisor had proposed adopting a revised investment strategy that was similar to the existing strategy, but would allow the sub-advisor more flexibility to actively manage Exceed DS’s portfolio

Lyons TA—The Board discussed that Lyons TA outperformed its peer group, Tactical Allocation Morningstar category and the Lipper Flexible Portfolio Fund Index across the 1-year, 3-year, 5-year and since inception, and outperformed the Large Blend Morningstar category over the 1-year and since inception period. The Board reviewed Catalyst’s explanation that Lyons TA’s allocation to equities since inception and its value-oriented investment emphasis let to Lyon TA’s performance results. The Board acknowledged that Lyons TA had won a 2019 Lipper Fund Award from Refinitiv for Best Flexible Portfolio Fund, its third Lipper Fund Award in the past four years.

Catalyst BS—The Board acknowledged that Catalyst BS outperformed its peer group and Morningstar category across all periods while trailing the S&P 500 TR Index for all periods. The Board discussed that Catalyst attributed Catalyst BS’s underperformance relative to the index to its equity style allocation, and that Catalyst BS’s exposure to small-cap and mid-cap stocks had underperformed large-cap stocks. The Board considered that Catalyst expected Catalyst BS’s investment strategy to outperform over full market cycles.

CIFC Floating Rate—The Board recognized that CIFC Floating Rate outperformed, or was on par with, its peer group, Morningstar category and the S&P/LSTA U.S. Leveraged Loan 100 Index over the 1-year, 3-year, 5-year and since inception. The Board recalled that CIFC Floating Rate changed sub-advisors in August 2018. The Board noted that CIFC Floating Rate had positive returns for the year-to-date.

Stone Beach IO—The Board commented that Stone Beach IO outperformed its peer group and Morningstar category the 1-year period, but trailed both for the 3-year period and trailed the peer group since inception. The Board noted that Stone Beach IO underperformed the Bloomberg Barclays US Buyback Strategy Fund Index for the 1-year period, but had outperformed the index for the 3-year and since inception. The Board observed that the Stone Beach IO’s strategy, which, by design sought to reduce volatility and provide returns uncorrelated to certain asset classes, resulted in periods where Stone Beach IO would underperform the index or its peer group.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2019

Catalyst MS—The Board recognized that Catalyst MS received a 4-star rating from Morningstar and outperformed its peer group and Morningstar category across all time periods. The Board noted that Catalyst MS outperformed the SG CTA Index over the 1-year, 3-year and since inception, and the S&P 500 TR Index over the 1-year period. The Board remarked that Catalyst MS had generated positive returns for the year-to-date.

Catalyst MLP—The Board discussed that Catalyst MLP outperformed its peer group, Morningstar Category and the Alerian MLP TR Index over the 3-year period, but underperformed each over the 1-year and since inception. The Board considered that tax-paying C-corp comprised Catalyst MLP’s peer group and Morningstar category and benefitted from a falling market because reductions in deferred tax liability cushion their losses. The Board noted that Catalyst MLP would benefit in a rising market relative to its peer group and Morningstar category. The Board discussed that Catalyst attributed Catalyst MLP’s performance relative to the index to the weak performance of its C-corp investments, and noted that those investments were not included in the index.

Catalyst IPOX—The Board acknowledged that Catalyst IPOX received a 5-star rating from Morningstar and had outperformed its peer group and Morningstar category across all time periods. The Board noted that Catalyst IPOX had trailed the S&P 500 TR Index over the 1-year and since-inception, but led the index over the 3-year period, which Catalyst attributed to Catalyst IPOX’s all-cap equity strategy.

Millburn HS—The Board noted that Millburn HS outperformed its peer group, Morningstar category across all time periods, and had outperformed the S&P 500 TR Index across all periods except the 10-year period.

Fees and Expenses. The Board reviewed the advisory fee for each Catalyst Fund, and the average fees charged by each Catalyst Fund’s peer group and Morningstar category. The Board considered the allocation of revenue compared to the allocation of duties between Catalyst and each sub-advisor of the Catalyst Funds managed by a sub-advisor. The Board acknowledged that the fee allocation Fund between Catalyst and each sub-advisor was the result of arm’s length negotiations and determined that the allocations were appropriate. After further discussion, the Board concluded that the advisory fee for each Catalyst Fund was not unreasonable.

Catalyst SA—The Board noted that Catalyst SA’s advisory fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. The Board observed that Catalyst was collecting fees on the underlying funds. The Board discussed Catalyst’s rationale that the higher than average advisory fee was necessary to manage Catalyst SA according to its investment strategy.

Catalyst IB—The Board observed that Catalyst IB’s advisory fee was on par with the median of its peer group and higher than the averages and medians of the Large Blend and Large Growth Morningstar categories, but lower than the highs of each Morningstar category. The Board remarked that Catalyst IB’s net expense ratio was lower than its peer group’s average expense ratio and significantly below the highs of each Morningstar category.

Catalyst Insider—The Board discussed that Catalyst Insider’s advisory fee was higher than its peer group’s median and average and tied with the high of the Short-Term Bond Morningstar category. The Board noted that Catalyst Insider’s net expense ratio was lower than the median and average of its peer group and on par with the median of the High-Yield Bond Morningstar category. The Board observed

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2019

that Catalyst planned to recommend lowering the advisory fee for Catalyst Insider.

Catalyst HFS—The Board noted that Catalyst HFS’s advisory fee was higher than the peer group average and median, but lower than the high, and was the high of the Option Based Morningstar category. The Board reviewed Catalyst HFS’s net expense ratio and noted that it was higher than the medians and averages of its peer group and Morningstar categories, but well below the highs of each.

Catalyst HCS—The Board remarked that Catalyst HCS’s advisory fee and net expense ratio were higher than its peer group’s averages and medians, but lower than the peer group’s highs, and were the highs of the Commodity Broad Basket Morningstar category, but lower than the highs of the Managed Futures Morningstar category. The Board noted Catalyst’s explanation that Catalyst HCS did not fit well into any particular Morningstar category because it implemented a managed futures-type strategy based on commodities.

Catalyst SC —The Board recognized that Catalyst SC’s advisory fee and net expense ratio were higher than its peer group’s and Morningstar category’s medians and averages, but were lower than the highs of the peer group and Morningstar category. The Board discussed that Catalyst SC employed a unique investment strategy that mandated a certain premium.

Catalyst GOI—The Board observed that Catalyst GOI’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. It discussed that Catalyst GOI’s net expense ratio was lower than its peer group average.

MAP Global Equity—The Board commented that MAP Global Equity’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. The Board noted that its net expense ratio was lower than the peer group median and average and in line with the median of the Morningstar category.

MAP Global Balanced—The Board recognized that MAP Global Balanced’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board discussed that MAP Global Balanced’s net expense ratio was lower than the peer group median and average and on par with the Morningstar category average.

SMH High Income—The Board reviewed SMH High Income’s advisory fee and net expense ratio and noted that although they were higher than the medians and averages of its peer group and Morningstar category, they were well below the highs of each.

SMH Total Return—The Board acknowledged that SMH Total Return’s advisory fee was higher than the median and average of its peer group and Morningstar category, but below the highs of each. The Board recognized that SMH Total Return’s net expense ratio was the highest in its Morningstar category and higher than any net expense ratio in its peer group. The Board discussed that the Morningstar category consisted of funds with very different strategies from SMH Total Return. The Board remarked that SMH Total Return was actively managed and steadfastly pursued its investment objective. The Board observed that without acquired fund fees, SMH Total Return would be more in line with its peer group and Morningstar category but investment in business development companies was an integral part of the strategy.

Catalyst DA—The Board observed that Catalyst DA’s advisory fee was in line with its peer group and that its net expense ratio was lower than the median and average of its peer group. The

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SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2019

Board noted that Catalyst DA’s advisory fee and net expense ratio were lower than the highs of the its Morningstar category.

Exceed DR—The Board recognized that Exceed DR’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board discussed that Exceed DR’s net expense ratio was lower than the averages of its peer group and Morningstar category.

Exceed DS—The Board noted that Exceed DS’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board discussed peer group and Morningstar category and lower than the median of the Morningstar category.

Lyons TA—The Board discussed that the advisory fee for Lyons TA was the high of its peer group, but was lower than the high of the Tactical Allocation Morningstar category. The Board noted that the net expense ratio for Lyons TA was lower than the medians and averages of its peer group and Tactical Allocation Morningstar category.

Catalyst BS—The Board stated that although the advisory fee for Catalyst BS was higher than the median and average of its Morningstar category, it was on par with the median of its peer group. The Board observed that Catalyst BS’s net expense ratio was lower than the average expense ratio of the peer group and well-below the high of the Morningstar category.

CIFC Floating Rate—The Board remarked that the advisory fee for CIFC Floating Rate was the highest of its Morningstar category and that its net expense ratio, although higher than the averages and medians of the peer group and Morningstar category, was lower than the highs of each. The Board considered that CIFC Floating Rate was actively managed and that most funds in its peer group and Morningstar category were very large and benefitted from economies of the Fund.

Stone Beach IO—The Board acknowledged that Stone Beach IO’s advisory fee was the highest of its peer group and Morningstar category, but that its net expense ratio was lower than the median and average of its peer group, and well below the high of its Morningstar category. The Board discussed that Stone Beach IO had a complex investment strategy that required extensive oversight.

Catalyst MS—The Board commented that Catalyst MS’s advisory fee and net expense ratio were higher than the averages and medians of its peer group and Morningstar category, but lower than the highs of each. The Board discussed that some funds included in the peer group had unitary fees and skewed the comparison.

Catalyst MLP—The Board reviewed Catalyst MLP’s advisory fee and noted that it was the high of its peer group and Morningstar category. The Board discussed that Catalyst MLPs net expense ratio was lower than the average of its peer group and Morningstar category.

Catalyst IPOX - The Board pointed out that Catalyst IPOX’s advisory fee was the highest of its peer group and Morningstar category and its net expense ratio was the highest of its Morningstar category. The Board observed that Catalyst IPOX’s advisory fee was the highest in its peer group and Morningstar category due to the specialized nature of its investment strategy.

Millburn HS —The Board considered that Millburn HS’s advisory fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but lower

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2019

than the highs of each. The Board discussed that the Multi-Alternative Morningstar category was a very diverse category.

Profitability. The Board discussed Catalyst’s profitability from its relationship with each Catalyst Fund based on the information that Catalyst provided, including soft dollar benefits, and reimbursement for distribution expenses pursuant to the Rule 12b-1 plan. The Board determined Catalyst’s profitability for each Catalyst Fund was not excessive.

Catalyst SA—The Board noted that Catalyst was managing Catalyst SA at a loss. The Board therefore concluded that excessive profitability of Catalyst with respect to Catalyst SA was not an issue at this time.

Catalyst IB—The Board remarked that Catalyst earned a profit from managing Catalyst IB. The Board discussed that these profits were used to compensate the owner personnel of Catalyst that provided services to Catalyst IB. The Board recognized that Catalyst’s profits would be reduced if those payments were taken into account. After further discussion, the Board determined that Catalyst’s profit in connection with Catalyst IB was not unreasonable.

Catalyst Insider Fund—The Board noted that Catalyst was managing Catalyst Insider a loss. The Board therefore concluded that excessive profitability of Catalyst with respect to Catalyst Insider Fund was not an issue at this time.

Catalyst HFS—The Board observed that Catalyst earned a reasonable profit from managing Catalyst HFS. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Catalyst HFS.

Catalyst HCS—The Board observed that Catalyst earned a profit from managing Catalyst HCS. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Catalyst HCS. The Board concluded that Catalyst’s profit in connection with Catalyst HCS was reasonable.

Catalyst SC—The Board observed that Catalyst earned a reasonable profit from managing Catalyst SC. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Catalyst SC.

Catalyst GOI—The Board noted that Catalyst was managing Catalyst GOI at a loss. The Board therefore concluded that excessive profitability of Catalyst with respect to Catalyst GOI was not an issue at this time.

MAP Global Equity—The Board observed that Catalyst earned a reasonable profit from managing MAP Global Equity. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of MAP Global Equity.

MAP Global Balanced—The Board commented that Catalyst earned a modest profit from managing MAP Global Balanced. The Board concluded that Catalyst’s profit in connection with MAP Global Balanced was reasonable.

SMH High Income—The Board commented that Catalyst earned a modest profit from managing SMH High Income. The Board concluded that Catalyst’s profit in connection with SMH High Income was reasonable.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2019

SMH Total Return—The Board commented that Catalyst earned a modest profit from managing SMH Total Return. The Board concluded that Catalyst’s profit in connection with SMH Total Return was reasonable.

Catalyst DA—The Board observed that Catalyst earned a reasonable profit from managing Catalyst DA. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Catalyst DA.

Exceed DR—The Board commented that Catalyst earned a slim profit from managing Exceed DR. The Board concluded that Catalyst’s profit in connection with Exceed DR was reasonable.

Exceed DS—The Board noted that Catalyst was managing Exceed DS at a loss. The Board therefore concluded that excessive profitability of Catalyst with respect to Exceed DS was not an issue at this time.

Lyons TA—The Board observed that Catalyst earned a reasonable profit from managing Lyons TA. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Lyons TA.

Catalyst BS—The Board commented that Catalyst earned a modest profit from managing Catalyst BS Fund. The Board concluded that Catalyst’s profit in connection with Catalyst BS was reasonable.

CIFC Floating Rate—The Board commented that Catalyst earned a modest profit from managing CIFC Floating Rate. The Board concluded that Catalyst’s profit in connection with Catalyst CIFC Floating Rate was reasonable.

Stone Beach IO—The Board noted that Catalyst was managing Stone Beach IO at a loss. The Board therefore concluded that excessive profitability of Catalyst with respect to Stone Beach IO was not an issue at this time.

Catalyst MS—The Board noted that Catalyst was managing Catalyst MS at a loss. The Board therefore concluded that excessive profitability of Catalyst with respect to Catalyst MS was not an issue at this time.

Catalyst MLP—The Board observed that Catalyst earned a reasonable profit from managing Catalyst MLP. The Board discussed that Catalyst’s profit margins were well within the industry norm for strategies similar to that of Catalyst MLP.

Catalyst IPOX—The Board noted that Catalyst was managing Catalyst IPOX at a loss. The Board therefore concluded that excessive profitability of Catalyst with respect to Catalyst IPOX was not an issue at this time.

Millburn HS—The Board observed that Catalyst earned a reasonable profit from managing t Millburn HS. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Millburn HS. The Board considered Catalyst’s active management of Millburn HS and the amount of risk Catalyst assumed.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2019

Economies of Scale. The Board noted that the Management Agreement did not contain breakpoints reducing the fee rate on assets above specified levels, but that shareholders of most Catalyst Funds had benefitted from the respective Catalyst Fund’s expense cap. The Board agreed that breakpoints may be an appropriate way for Catalyst to share economies of scale with a Catalyst Fund and its shareholders if the Catalyst Fund experienced significant growth in assets. The Board noted that no Catalyst Fund had reached such levels and agreed to revisit the issue of breakpoints at the advisory agreement’s next renewal.

Conclusion. Having requested and received such information from Catalyst as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Management Agreement was in the best interests of each Catalyst Fund and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2019

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Exceed Advisory LLC with respect to the Catalyst Exceed Defined Risk Fund and Catalyst Exceed Defined Shield Fund

In connection with a meeting held on April 30, 2019 the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Exceed Advisory, LLC (“Exceed”) with respect to Catalyst/Exceed Defined Risk Fund (“Exceed DR”) and Catalyst/Exceed Defined Shield Fund (“Exceed DS” and together with Exceed DR, the “Exceed Funds”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Trustees reviewed Exceed’s responses to a series of questions regarding, among other things, Exceed’s services provided to the Exceed Funds, comparative fee and expense information, and Exceed’s profitability from managing the Exceed Funds.

Nature, Extent and Quality of Services. The Board noted that Exceed was responsible for the day-to-day management of the Exceed Funds and security selection for each Exceed Fund. The Board noted that Exceed would engage in greater and more dynamic analytics to ensure each Exceed Fund would have the appropriate exposures. The Board discussed that Exceed used internal software and controls to efficiently monitor compliance with each Exceed Fund’s investment limitations. The Board recognized that Exceed engaged the services of an assistant chief compliance officer to support Exceed’s compliance efforts. The Board discussed that Exceed had no material litigation or compliance issues to report and that it maintained adequate errors and omissions insurance coverage. After further discussion, the Board concluded that Exceed had the resources to continue providing quality service to each Exceed Fund.

Performance. The Board reviewed the performance of each Exceed Fund relative to its peer group and Morningstar category. After discussion, the Board concluded that the performance of each Exceed Fund was acceptable.

Exceed DR—The Board observed that Exceed DR outperformed its peer group, Morningstar category and S&P 500 TR Index over the 1-year period, but trailed each over the 3-year period. The Board recalled that Exceed DR changed investment strategies in 2017. The Board noted that Exceed had proposed adopting a revised investment strategy that was similar to the existing strategy, and would allow Exceed more flexibility to actively manage Exceed DR’s portfolio.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2019

Exceed DS —The Board noted that Exceed DS received a 4-star rating from Morningstar and outperformed its peer group and Morningstar category over the 3-year and since inception periods, but underperformed both over the 1-year period. The Board discussed that Exceed DS underperformed the S&P 500 TR Index across all periods. The Board considered the advisor’s explanation that Exceed DS Fund’s strategy would lag the index on the upside as option strategies generally did not capture the dividend and because the strategy acted as a cap on positive returns. The Board noted that Exceed DS should outperform the index during large downturns. The Board discussed that Exceed had proposed adopting a revised investment strategy that was similar to the existing strategy, and would allow Exceed more flexibility to actively manage Exceed DS’s portfolio.

Fees and Expenses. The Board noted that the advisor charged an advisory fee of 1.25% for each Exceed Fund and that 50% of each Exceed Fund’s net advisory fee was paid to Exceed. The Board acknowledged that Exceed’s sub-advisory fee for each Exceed Fund was lower than the fees Exceed charged to its other accounts. The Board discussed the allocation of fees between Catalyst and Exceed relative to their respective duties and other factors, and agreed the allocation for each Exceed Fund was appropriate. The Board concluded that the sub-advisory fee received by Exceed for each Exceed Fund was not unreasonable.

Profitability. The Board considered Exceed’s profitability in connection with each Exceed Fund and acknowledged that Exceed was sub-advising each Exceed Fund at a loss. The Board concluded that excessive profitability was not an issue for Exceed at this time.

Economies of Scale. The Board considered whether Exceed had realized economies of scale with respect to the sub-advisory services provided to the Exceed Funds. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of each Exceed Fund, it was unlikely that Exceed was benefitting from any economies of scale.

Conclusion. Having requested and received such information from Exceed as the Board believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement between Catalyst and Exceed, and as assisted by the advice of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of each Exceed Fund and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2019

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17645 Wright Street, Suite 200 Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	55	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016. Trustee of M3Sixty Funds Trust since 2016; Trustee of the AlphaCentric Prime Meridian Income Fund since 2018
Tiberiu Weisz c/o Mutual Fund Series Trust 17645 Wright Street, Suite 200 Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	39	Trustee of Variable Insurance Trust since 2010
Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Retired Faculty Member Technical Career Institutes, from 1991 to 2017.	39	Trustee of Variable Insurance Trust since 2010

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2014; President, Rational Advisors, Inc., since 2016; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; President, Abbington Capital Group LLC, since 1998; President, USA Mutuals, Inc., 3/2011 – 7/2016.	39	Variable Insurance Trust since 2010
Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A
Aaron Smith 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017. Manager - Fund Administration, Gemini Fund Services, LLC, 2012-2017.	N/A	N/A
Brian Curley 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC (2012-2014).	N/A	N/A
Sam Singh 80 Arkay Drive	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since	N/A	N/A

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

Hauppauge, New York 11788 Year of Birth: 1976			1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011- 12/2014.
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A
Michael Schoonover 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC, & Rational Advisors, Inc., since 2017; Portfolio Manager, Catalyst Capital Advisors LLC since 2013; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, TCG Financial Series Trusts I-X, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

CATALYST FUNDS

INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/19) and held for the entire period through 6/30/19.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table provide information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)
		Beginning
	Fund’s Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio **	01/01/19	Value 6/30/19	During Period *	Value 6/30/19	During Period *
Catalyst Hedged Commodity Strategy Fund - Class A	2.27%	$1,000.00	$993.60	$11.22	$1,013.54	$11.33
Catalyst Hedged Commodity Strategy Fund - Class C	3.02%	1,000.00	989.90	14.90	1,009.82	15.05
Catalyst Hedged Commodity Strategy Fund - Class I	2.02%	1,000.00	994.50	9.99	1,014.78	10.09
Catalyst Hedged Futures Strategy Fund - Class A	2.20%	1,000.00	1,001.30	10.92	1,013.88	10.99
Catalyst Hedged Futures Strategy Fund - Class C	2.95%	1,000.00	997.30	14.61	1,010.17	14.70
Catalyst Hedged Futures Strategy Fund - Class I	1.95%	1,000.00	1,003.80	9.69	1,015.12	9.74
Catalyst Systematic Alpha Fund - Class A	2.02%	1,000.00	1,165.40	10.85	1,014.78	10.09
Catalyst Systematic Alpha Fund - Class C	2.77%	1,000.00	1,160.30	14.84	1,011.06	13.81
Catalyst Systematic Alpha Fund - Class I	1.77%	1,000.00	1,166.70	9.51	1,016.02	8.85
Catalyst Multi Strategy Fund - Class A	2.27%	1,000.00	1,022.00	11.38	1,013.54	11.33
Catalyst Multi Strategy Fund - Class C	3.02%	1,000.00	1,017.60	15.11	1,009.82	15.05
Catalyst Multi Strategy Fund - Class I	2.02%	1,000.00	1,023.30	10.13	1,014.78	10.09
Catalyst Exceed Defined Risk Fund - Class A	1.53%	1,000.00	1,127.00	8.07	1,017.21	7.65
Catalyst Exceed Defined Risk Fund - Class C	2.28%	1,000.00	1,122.70	12.00	1,013.49	11.38
Catalyst Exceed Defined Risk Fund - Class I	1.28%	1,000.00	1,127.20	6.75	1,018.45	6.41
Catalyst Millburn Hedge Strategy Fund - Class A	2.19%	1,000.00	1,072.20	11.25	1,013.93	10.94
Catalyst Millburn Hedge Strategy Fund - Class C	2.94%	1,000.00	1,068.20	15.08	1,010.22	14.65
Catalyst Millburn Hedge Strategy Fund - Class I	1.94%	1,000.00	1,073.30	9.97	1,015.17	9.69
Catalyst Exceed Defined Shield Fund - Class A	1.48%	1,000.00	1,129.30	7.81	1,017.46	7.40
Catalyst Exceed Defined Shield Fund - Class C	2.23%	1,000.00	1,124.70	11.75	1,013.74	11.13
Catalyst Exceed Defined Shield Fund - Class I	1.23%	1,000.00	1,131.00	6.50	1,018.70	6.16

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

**	Annualized expense ratio does not include interest expenses or dividend expenses.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-844-223-8637

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

MUTUAL FUND SERIES TRUST
17645 Wright Street, Suite 200
Omaha, NE 68130

MANAGER
Catalyst Capital Advisors, LLC
36 North New York Ave., 3rd Floor
Huntington, NY 11743

ADMINISTRATOR
Gemini Fund Services LLC
80 Arkay Dr. Suite 110
Hauppauge, NY 11788

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-PORT may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2019	2018
Catalyst Insider Long/Short Fund	-	11,250
Catalyst Hedged Commodity Strategy Fund	11,250	11,250
Catalyst Hedged Futures Strategy Fund	10,250	10,250
Catalyst Systematic Alpha Fund	12,250	12,250
Catalyst Macro Strategy Fund	-	12,250
Catalyst Multi Strategy Fund	11,250	11,250
Catalyst/Exceed Defined Risk Fund	11,250	11,250
Catalyst/Millburn Hedge Strategy Fund	20,000	17,000
Catalyst/Exceed Defined Shield Fund	11,250	11,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2019	2018
Catalyst Insider Long/Short Fund	2,000	2,000
Catalyst Hedged Commodity Strategy Fund	2,000	3,500
Catalyst Hedged Futures Strategy Fund	2,000	2,000
Catalyst Systematic Alpha Fund	3,500	3,500
Catalyst Macro Strategy Fund	3,500	3,500
Catalyst Multi Strategy Fund	3,500	3,500
Catalyst/Exceed Defined Risk Fund	2,000	2,000
Catalyst/Millburn Hedge Strategy Fund	3,500	3,500
Catalyst/Exceed Defined Shield Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2019, and 2018 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2019 and 2018, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for closed-Ended Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi __________
President
Date: September 05, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: September 05, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: September 05, 2019